                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

--------------------------------------------------------------------------------
                  Lincoln National Aggressive Growth Fund, Inc.
                        Lincoln National Bond Fund, Inc.
                Lincoln National Capital Appreciation Fund, Inc.
                   Lincoln National Equity-Income Fund, Inc.
              Lincoln National Global Asset Allocation Fund, Inc.
                  Lincoln National Growth and Income Fund, Inc.
                   Lincoln National International Fund, Inc.
                      Lincoln National Managed Fund, Inc.
                    Lincoln National Money Market Fund, Inc.
                  Lincoln National Social Awareness Fund, Inc.
               Lincoln National Special Opportunities Fund, Inc.
                             (Name of Registrants)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
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

                 Lincoln National Aggressive Growth Fund, Inc.
                       Lincoln National Bond Fund, Inc.
               Lincoln National Capital Appreciation Fund, Inc.
                   Lincoln National Equity-Income Fund, Inc.
              Lincoln National Global Asset Allocation Fund, Inc.



                 Lincoln National Growth and Income Fund, Inc.

                   Lincoln National International Fund, Inc.
                      Lincoln National Managed Fund, Inc.
                   Lincoln National Money Market Fund, Inc.
                 Lincoln National Social Awareness Fund, Inc.
               Lincoln National Special Opportunities Fund, Inc.

                  (Each a "Fund," collectively, the "Funds")


        ---------------------------------------------------------------
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
        ---------------------------------------------------------------


                                                               October 15, 2002


Dear Contract Owner:

   We are writing to notify you of a Special Meeting of Stockholders of the Funds. The meeting will be held on Monday, December 9, 2002, at 9:00 a.m., local time, in the offices of the Funds at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement describes in detail the proposed agenda items for the meeting.

   You are entitled to provide us with instructions for voting shares of each Fund that The Lincoln National Life Insurance Company or Lincoln Life & Annuity Company of New York holds to fund your variable annuity contract or variable life insurance policy. (For convenience, we refer to both contract owners and policy participants as "Contract Owners.") You should read the enclosed Proxy Statement carefully and submit your voting instructions.

   The following Proposals will be considered and acted upon at the meeting:


Funds Affected Proposal
-------------- --------

  All Funds    1.To re-elect the Directors to serve on the Boards of Directors of the Funds until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

  All Funds    2.To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

  All Funds    3.To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

  All Funds    4.To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company (the "Adviser"), a series of Delaware Management Business
                 Trust ("DMBT").

  All Funds    5.To approve the amendment of certain fundamental investment restrictions to modernize the Funds'
                 investment restrictions.

  All Funds    6.To approve the elimination of certain fundamental investment restrictions to modernize the Funds'
                 investment restrictions.

  All Funds    7.To transact such other business as may properly come before the meeting.

   We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of each Fund attributable to you will be voted in accordance with your instructions.

   If you have any questions about the meeting, please feel free to call (800) 4LINCOLN (454-6265).

                                          By Order of the Funds' Boards of
                                            Directors

                                          /s/ Cynthia A. Rose
                                          Cynthia A. Rose
                                          Secretary

                 Lincoln National Aggressive Growth Fund, Inc.
                       Lincoln National Bond Fund, Inc.
               Lincoln National Capital Appreciation Fund, Inc.
                   Lincoln National Equity-Income Fund, Inc.


              Lincoln National Global Asset Allocation Fund, Inc.

                 Lincoln National Growth and Income Fund, Inc.

                   Lincoln National International Fund, Inc.
                      Lincoln National Managed Fund, Inc.
                   Lincoln National Money Market Fund, Inc.
                 Lincoln National Social Awareness Fund, Inc.
               Lincoln National Special Opportunities Fund, Inc.

                  (Each a "Fund," collectively, the "Funds")


                           -------------------------
                                PROXY STATEMENT

                           -------------------------

                        Special Meeting of Stockholders
                        To be held on December 9, 2002

   This Proxy Statement is being furnished to you in connection with the solicitation by The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of New York ("Lincoln New York") of voting instructions for a special meeting of stockholders of the Funds. As you know, we hold shares of the Funds in one or more segregated accounts in connection with your ownership, or participation in, an individual or group variable annuity contract or an individual variable life insurance policy. (For convenience, contract owners and policy participants are referred to collectively as "Contract Owners"). The Funds are seeking approval for certain actions they wish to take, and you are entitled to instruct us on how to vote shares of the Funds attributable to you under your contract or policy.


   The meeting will be held on Monday, December 9, 2002, at 9:00 a.m., local time, in the offices of the Funds at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The date of the first mailing of the proxy cards and this Proxy Statement to Contract Owners will be on or about October 15, 2002. If you have any questions about the meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).


   The following Proposals will be considered and acted upon at the meeting:


Funds Affected Proposal
-------------- --------

  All Funds    1.To re-elect the Directors to serve on the Boards of Directors of the Funds until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

  All Funds    2.To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

  All Funds    3.To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

  All Funds    4.To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company (the "Adviser"), a series of Delaware Management Business
                 Trust ("DMBT").

  All Funds    5.To approve the amendment of certain fundamental investment restrictions to modernize the Funds'
                 investment restrictions.

  All Funds    6.To approve the elimination of certain fundamental investment restrictions to modernize the Funds'
                 investment restrictions.

  All Funds    7.To transact such other business as may properly come before the meeting.

   Adoption of Proposals 4, 5 and 6 requires the approval of a majority of each relevant Fund's outstanding voting securities. Under the Investment Company Act of 1940 ("1940 Act"), a "majority of the Fund's outstanding voting securities" is defined as the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund's outstanding voting securities. Proposals 1, 2 and 3 require the approval of a simple majority of the shares represented at the meeting.


   In connection with the meeting, we are soliciting voting instructions from Contract Owners of the following segregated investment accounts of Lincoln Life:

      Lincoln National Variable Annuity Account C;
      Lincoln Life Flexible Premium Variable Life Account D; Lincoln Life Flexible Premium Variable Life Account G; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L;
      Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N;
      Lincoln Life Variable Annuity Account Q;
      Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account W;
      Lincoln National Life Separate Account 33; and
      Lincoln National Life Separate Account 53.

   We are also soliciting voting instructions from Contract Owners of the following segregated investment accounts of Lincoln New York:

      Lincoln Life & Annuity Variable Annuity Account L;
      Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Separate Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life; and LLANY Separate Account S for Flexible Premium Variable Life.

   The segregated investment accounts of Lincoln Life and Lincoln New York are collectively referred to as "the Accounts."

   In addition to the solicitation of proxy cards by mail, officers and employees of the Funds, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Funds may engage a third-party vendor to solicit proxies from Contract Owners for an approximate fee, including out-of-pocket expenses, ranging between $0 and $50,000. The cost associated with the solicitation and the meeting will be borne by the Funds. The Contract Owners of the Funds are invited to provide voting instructions only on those Proposals that apply to their Fund(s).

   If you would like to receive a copy of the Funds' 2001 Annual Report, call
(800) 4LINCOLN (454-6265) or write to P. O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge, or you can access the Annual Report or Semi-Annual Report at
HTTP://WWW.LINCOLNLIFE.COM/PRODUCTS/ANNUITIES/MF/REPORTS.HTM.


   The principal offices of the Funds are located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The Adviser, Delaware Management Company, is located at 2005 Market Street, Philadelphia, Pennsylvania 19103, and the Funds' service providers for certain accounting functions and financial reporting, Delaware Management Holdings, Inc. and Delaware Service Company, Inc., are also located at 2005 Market Street, Philadelphia, Pennsylvania 19103.


   The Boards of Directors of the Funds recommend that you provide voting instructions to APPROVE each Proposal.

                              VOTING PROCEDURES*
    Contract Owners are urged to designate their choices on each of the matters to be acted upon by using one of the following three methods:

 1. BY INTERNET

  .  Read the Proxy Statement.

  .  Go to the voting link found on your proxy card.

  .  Enter the control number found on your proxy card.

  .  Follow the instructions using your proxy card as a guide.

  . (Do not mail the proxy card if you provide voting instructions by Internet.)

 2. BY MAIL

  . Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.


 3. BY TELEPHONE**


  .  Read the Proxy Statement.

  .  Call the toll-free number found on your proxy card.

  .  Enter the control number found on your proxy card.

  .  Follow the recorded instructions using your proxy card as a guide.

  .  (Do not mail the proxy card if you provide voting instructions by telephone.)
--------

* If you provide voting instructions through the Internet voting site, by mail or by telephone, your instructions must be received no later than 11:59 p.m. local time on December 4, 2002.


** Telephone voting is only available to Contract Owners who wish to provide voting instructions as to all Funds in the same manner and at the same time. Contract Owners who wish to provide separate voting instructions for each Fund may do so only if they vote by mail or through the Internet.



   At the meeting, Lincoln Life and Lincoln New York will vote each Fund's shares held in the Accounts, as applicable, in accordance with the instructions received from Contract Owners whose purchase payments, as of the Record Date of September 20, 2002, were invested in the Fund by the Accounts. For all Accounts, except Lincoln Life Accounts D, G, K, M, R and S and Lincoln New York Accounts M, R or S, the number of votes which a Contract Owner may cast when instructing us how to vote is determined by applying the Contract Owner's percentage interest in the Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Lincoln Life Account D, G, K, M, R or S or a Lincoln New York M, R or S Contract Owner may cast when instructing us how to vote is determined as one vote for each $100 of cash value.


   Lincoln Life and Lincoln New York will vote Fund shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to the Fund. If voting instructions are received in a timely manner but contain no voting directions, the votes will be cast FOR the Proposals considered at the meeting. Contract Owners, of course, may provide voting instructions in person at the meeting. Abstentions with respect to any Proposal will count as present for purposes of establishing a quorum, but will not count as votes cast.

   Any Contract Owner who provides voting instructions has the power to revoke the instructions, by mail (addressed to the Secretary of the Funds at the offices of the Funds) or in person at the meeting, by executing superseding voting instructions or by submitting a notice of revocation to the Fund. All properly executed and unrevoked voting instructions received in time for the meeting will be voted as specified in the instructions or, if no specification is made, FOR each Proposal referred to in this Proxy Statement.

   The votes will be formally counted at the scheduled meeting and, if the meeting is adjourned, at any later meeting.

                           Proposal No. 1--All Funds

                       To Elect the Boards of Directors

Why are Directors being elected?

   The Bylaws of each Fund provide that the Board of Directors will be elected annually unless the Board dispenses with the annual stockholders' meeting. If the latter occurs, then the Directors continue in office until the next annual or special meeting is held, at which time an election of Directors is held. Each Board shall consist of no fewer than three (3) nor more than ten (10) persons, and currently a five-member Board is authorized. Presently, five (5) persons are serving as Directors of the Funds.

   All five (5) persons now serving as Directors are also nominees for election as Directors of the Funds. If elected, each nominee has agreed to serve. Since the Funds typically dispense with annual meetings, Directors, once elected, remain in office unless they resign, are removed, or fail to win re-election at any subsequently scheduled meeting.

Who are the Director nominees?

   The table below provides biographical information on each Director standing for re-election. Each "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Directors who are not interested persons are referred to as Independent Directors.

  Interested Directors


                                             Term of                                        Number of
                             Position(s)   Office and       Principal Occupation(s)       Funds in Fund
 Name, Address and Date of    Held with     Length of        During the Past Five        Complex Overseen
           Birth              the Funds    Time Served               Years                 by Director
----------------------------------------------------------------------------------------------------------

KELLY D. CLEVENGER *....... Chairman,     Chairman since Vice President, The Lincoln           12
1300 S. Clinton Street      President and August 1995;   National Life Insurance
Fort Wayne, IN 46802        Director      President and  Company. Vice President,
DOB: 07/25/52                             Director since Lincoln Retirement Services
                                          November 1994  Company, LLC; Second Vice
                                                         President, Lincoln Life &
                                                         Annuity Company of New York

BARBARA S. KOWALCZYK*...... Director      Director since Senior Vice President,                12
Centre Square, West Tower                 November 1993  Corporate Planning and
1500 Market St., Suite 3900                              Development, Lincoln National
Philadelphia, PA 19102                                   Corporation (insurance holding
DOB: 04/07/51                                            company); Senior Vice
                                                         President, Lincoln National
                                                         Management Corporation





                                        Other
 Name, Address and Date of          Directorships
           Birth                   Held by Director
-----------------------------------------------------------

KELLY D. CLEVENGER *....... Lincoln Retirement Services
1300 S. Clinton Street      Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52




BARBARA S. KOWALCZYK*...... Lincoln National Management
Centre Square, West Tower   Corporation; The Lincoln
1500 Market St., Suite 3900 National Life Insurance
Philadelphia, PA 19102      Company; Lincoln Financial
DOB: 04/07/51               Group Foundation, Inc.; Lincoln
                            Life & Annuity Company of
                            New York; Lincoln National
                            (UK) PLC (financial services
                            company)

--------
* Kelly D. Clevenger, currently Chairman and President of the Funds, is an interested person of the Funds by reason of his being Chairman and President of the Funds and an officer of Lincoln Life and Lincoln New York. Barbara S. Kowalczyk, Director of the Funds, is an interested person of the Funds by reason of her being a Senior Vice President of Lincoln National Corporation.

  Independent Directors


                                                                                        Number of
                                                                                      Funds in Fund
                          Position(s) Term of Office     Principal Occupation(s)         Complex         Other
Name, Address and Date of  Held with  and Length of       During the Past Five         Overseen by   Directorships
          Birth            the Funds   Time Served                Years                 Director    Held by Director
--------------------------------------------------------------------------------------------------------------------

 JOHN B. BORSCH, JR......  Director   Director since Retired; formerly Associate Vice      12             n/a
 1300 S. Clinton Street               December 1981  President, Investments,
 Fort Wayne, IN 46802                                Northwestern University
 DOB: 06/09/33

                                                                                     Number of
                                                                                   Funds in Fund
                          Position(s) Term of Office    Principal Occupation(s)       Complex              Other
Name, Address and Date of  Held with  and Length of      During the Past Five       Overseen by        Directorships
          Birth            the Funds   Time Served               Years               Director         Held by Director
----------------------------------------------------------------------------------------------------------------------------

 NANCY L. FRISBY.........  Director   Director since Vice President and Chief           12       n/a
 1300 S. Clinton Street               April 1992     Financial Officer, DeSoto
 Fort Wayne, IN 46802                                Memorial Hospital; formerly
 DOB: 11/10/41                                       Chief Financial Officer,
                                                     Bascom Palmer Eye Institute,
                                                     University of Miami School of
                                                     Medicine; formerly Vice
                                                     President and Chief Financial
                                                     Officer, St. Joseph Medical
                                                     Center, Inc.

 KENNETH G. STELLA.......  Director   Director since President, Indiana Hospital &      12       First National Bank & Trust
 1300 S. Clinton Street               February 1998  Health Association
 Fort Wayne, IN 46802
 DOB: 08/20/43


The following information may assist you in your decision:

  INTERESTED DIRECTORS

  . Kelly D. Clevenger. Mr. Clevenger, who became a Director in 1994, is a senior actuary with over two decades of experience in life insurance, annuities and investments with Lincoln Life. Currently he is Vice President of Lincoln Life and in 1994 became President of the Funds and continues to serve in that capacity. His responsibilities with Lincoln Life have included, among other things, development and design of life insurance, variable annuity and reinsurance products. Mr. Clevenger holds both a Bachelor of Science Degree and a Masters in Actuarial Science from the University of Michigan. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

  . Barbara S. Kowalczyk. Ms. Kowalczyk, who became a Director in 1993, is an experienced investment executive. She joined Lincoln Investment Management, Inc. in 1977 as an Investment Analyst, and served in that organization until 1994, ultimately as Senior Vice President. Ms. Kowalczyk is currently a Senior Vice President of Lincoln National Corporation, in charge of strategic planning, mergers and acquisitions, strategic communications and branding for Lincoln National Corporation. Ms. Kowalczyk holds both a Bachelor of Science Degree in Marketing and a Masters in Business Administration (Finance) from Indiana University. She is a Chartered Financial Analyst and a Member of the Investment Analysts Society of Chicago, Inc.

  INDEPENDENT DIRECTORS


  . John B. Borsch, Jr. Mr. Borsch has been a Director of the Funds since December 14, 1981. A career financial analyst, he managed the investment portfolio of Northwestern University, ultimately as its Director of Investments. Mr. Borsch holds both a Bachelor of Science Degree Investment Management and an MBA in Finance from Northwestern University. Although retired from Northwestern, he remains active in investment circles as a Member of the Investment Analysts Society of Chicago, Inc., the Association of Investment Management Research, and the Institute of Chartered Financial Analysts.


  . Nancy L. Frisby. Ms. Frisby has been a Director of the Funds since April 15, 1992. Since August 1999, Ms. Frisby has served as Vice President and Chief Financial Officer of the DeSoto Memorial Hospital, Arcadia, Florida. From May, 1998 to July, 1999, Ms. Frisby served as Chief Financial Officer of Bascom Palmer Eye Institute at the University of Miami School of Medicine in Miami, Florida. From 1974 to 1998, Ms. Frisby was a member of the staff of St. Joseph Medical Center in Fort Wayne, Indiana, and served as its Vice President and Chief Financial Officer. Ms. Frisby holds a Bachelor of Science Degree in accounting from Indiana University/Purdue University of Fort Wayne, and an MBA in Finance from the University of Notre Dame. She is an Advanced Member of the Healthcare Financial Management Association, a member of the American Institute of Certified Public Accountants, and a former officer of the Fort Wayne Chapter of the Financial Executives Institute.

  . Kenneth G. Stella. Mr. Stella became a Director of the Funds on February 10, 1998. Mr. Stella is currently President of Indiana Hospital & Health Association, Indianapolis, Indiana, ("Association") having served that institution since 1984.

     Among his responsibilities for the Association, he serves as the Chief Executive Officer and is responsible for implementation of all Board of Director's policies and directives. He provides executive management and leadership of all Association programs and services. The Association comprises 157 hospitals and health organizations, and it provides advocacy, data, education, communication and general legal information services to its members. Mr. Stella holds both a Bachelor of Science Degree and a Master's Degree in Health Administration from Indiana University. Among other affiliations, he is a Fellow of the American College of Healthcare Executives, a Member of the Board of Visitors of the Indiana University School of Nursing, a Member of the Board of Visitors of the Indiana University School of Public & Environmental Affairs and a Board Member of the First National Bank and Trust.

   Ms. Kowalczyk, Ms. Frisby and Messrs. Borsch, Clevenger and Stella are also Members of the Board of Managers of Lincoln National Variable Annuity Fund A, an investment company which is registered with the Securities and Exchange Commission ("SEC") under the 1940 Act and is a separate account of Lincoln Life ("Fund A").

Do the Directors also have an ownership interest in the Funds?

   As of June 30, 2002, the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment companies overseen by the Directors within the same family of investment companies as the Funds is as follows:

  Interested Directors

                                                           Aggregate Dollar Range of Equity
                                                        Securities in all Registered Investment
                                                           Companies Overseen By Director In
                     Dollar Range of Equity Securities      Family of Investment Companies
Name of Director     in the Funds (as of June 30, 2002)          (as of June 30, 2002)
-----------------------------------------------------------------------------------------------
Kelly D. Clevenger.. International Fund-$1-$10,000      $10,001-$50,000
                     Aggressive Growth Fund--$1-$10,000

Barbara S. Kowalczyk None                               None

  Independent Directors


                                                                   Aggregate Dollar Range of Equity
                                                                Securities in all Registered Investment
                                                                   Companies Overseen By Director In
                        Dollar Range of Equity Securities           Family of Investment Companies
Name of Director        in the Funds (as of June 30, 2002)               (as of June 30, 2002)
-------------------------------------------------------------------------------------------------------
John B. Borsch, Jr. Lincoln National Variable Annuity Fund A--  $10,001-$50,000
                    $10,001-$50,000

Nancy L. Frisby.... Growth and Income Fund-$10,001-$50,000      Over $100,000
                    Managed Fund--$10,001-$50,000
                    Aggressive Growth Fund--$10,001-$50,000
                    Social Awareness Fund--$10,001-$50,000
                    Special Opportunities Fund--$10,001-$50,000
                    Capital Appreciation Fund--$50,001-$100,000

Kenneth G. Stella.. None                                        None
-------------------------------------------------------------------------------------------------------


What are the Directors paid for their Board service?

   As interested persons who are salaried officers of Lincoln Life and of Lincoln National Corporation, respectively, Mr. Clevenger and Ms. Kowalczyk receive no additional remuneration for their Board service. The Funds pay the compensation and expenses of the Independent Directors.

   The following table provides the Independent Directors' aggregate compensation from each Fund and their total compensation from the Funds and Fund A (collectively, the "Lincoln National Fund Complex") for the period January 1, 2001 through December 31, 2001.

                     Compensation of Independent Directors
                              (Fiscal Year 2001)


                            Aggregate Compensation Total Compensation(2)
             Director         from each Fund(1)      From Fund Complex
        ----------------------------------------------------------------
        John B. Borsch, Jr.         $1,621                $19,452
        Nancy L. Frisby             $1,564                $18,769
        Kenneth G. Stella           $1,058                $12,694
        ------------------- ---------------------- ---------------------



         (1)Each Fund paid each Independent Director $350 per meeting, plus expenses. During 2001, the Funds held four meetings.
         (2)Fund A and each of the 11 Lincoln National Funds paid outside directors $350 per meeting.

   The Board of Directors for each of the Funds has established an Audit Committee, which is responsible for overseeing the Funds' financial reporting process on behalf of the Board of Directors and to report the result of their activities to the Board. The Audit Committee operates according to a written charter and will assist and act as a liaison with each of the Board of Directors in fulfilling the Board's responsibilities relating to oversight of fund accounting, each Fund's system of control, process for monitoring legal compliance, quality and integrity of the financial statements, financial reports, and audits. The members of the Audit Committee include all of the Independent Directors: John B. Borsch, Jr., Nancy L. Frisby, and Kenneth G. Stella. None of the members of the Audit Committee is an interested person of the Funds. There were two Audit Committee meetings held during 2001. The Board does not have a valuation, nominating, or compensation committee.


What vote is required to elect the directors?


   Proposal No. 1 requires the affirmative vote of a simple majority of each Fund's shares represented at the meeting. In the approval of the Board of Directors, each Fund votes separately, and Contract Owners are being asked to provide voting instructions for the Board of their respective Fund(s) only. The Boards of Directors recommend that you provide instructions to APPROVE the Proposal.


                           Proposal No. 2--All Funds

                         To Approve the Reorganization
                to Change Each Fund From a Maryland Corporation
                   to a Series of a Delaware Business Trust

What is the Proposal?


   The Boards of Directors recommend that you provide voting instructions to approve a change in the organization of each Fund from a Maryland corporation to a series of a Delaware business trust. This proposed change will be referred to in this Proxy Statement as the "Reorganization." The Boards of Directors have approved a Plan of Reorganization (the "Plan"), substantially in the form attached to this Proxy Statement as Exhibit A. The Plan provides for the Reorganization, which involves the continuation of each Fund (referred to in this Proposal as a "Corporation") in the form of a newly created series (a "Series") of the Lincoln Variable Insurance Products Trust, a Delaware business trust (the "Trust"). Each Fund would have a series name that corresponds to the Fund's current name. For example, the "Lincoln National Growth and Income Fund, Inc." would become the "Growth and Income Fund," a series of the Trust. Stockholder approval is required for the Reorganization under Maryland law and the Corporations' governing documents.



   Each Series of the Trust will have the same investment objective, policies and restrictions as the corresponding Corporation. This means that the investment policies and restrictions of each Series will reflect the results of the Contract Owners' vote on Proposals 1, and 3 through 6 of this Proxy Statement. The Directors, officers and employees will be the same (although Board members of a Delaware business trust are called Trustees), and will operate the Series in the same manner as they previously operated the Corporations. On the closing date of the Reorganization, you will hold a beneficial interest in shares of a Series that is equivalent to your beneficial interest in shares of the corresponding Corporation. Essentially, your investment will not change, and the Reorganization will have no material impact on your economic interests as a Contract Owner. If approved by stockholders, the Reorganization is expected to take effect in the second quarter of 2003.


How will the Reorganization affect the way my Fund is governed?

   The Directors have determined that mutual funds formed as Delaware business trusts have certain advantages over those funds organized as Maryland corporations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens. Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its stockholders. For example, a fund organized as a Delaware business trust can structure its governing documents to enable it to more easily obtain desired Board or stockholder approvals, and can potentially accomplish certain actions, such as Fund reorganizations or liquidations, without first seeking stockholder approval. In addition, the governing documents can provide that a new share class may be added without first seeking stockholder approval. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to the Trust.

   The following chart provides a summary of certain important similarities and differences between (a) the Delaware business trust, its Declaration of Trust, Bylaws and Delaware law and (b) the Maryland corporations, their Articles of Incorporation, Bylaws and Maryland law. Please note that the chart does not provide a complete list of the similarities or differences.

                                                             Surviving Delaware Business          Disappearing Maryland
                                                                 Trusts of the Funds            Corporations of the Funds
------------------------------------------------------------------------------------------------------------------------------
Quorum of stockholders..................................... 1/3 of shares entitled to vote Majority of shares entitled to vote
------------------------------------------------------------------------------------------------------------------------------
Stockholder Vote Necessary to Authorize Most Actions.......       Majority of quorum               Majority of quorum
------------------------------------------------------------------------------------------------------------------------------
Can the Fund issue an unlimited number of shares...........              Yes                               No
------------------------------------------------------------------------------------------------------------------------------
Do the Directors/Trustees have broad authority to amend the
  governing documents without stockholder approval?........              Yes                               No
------------------------------------------------------------------------------------------------------------------------------
Termination of the Fund possible without stockholder
  approval?................................................              Yes                               No
------------------------------------------------------------------------------------------------------------------------------
Can the Directors/Trustees amend the Bylaws without
  stockholder approval?....................................              Yes                               Yes
------------------------------------------------------------------------------------------------------------------------------
Can the Directors/Trustees act without a meeting?..........              Yes                               Yes
------------------------------------------------------------------------------------------------------------------------------
Can Directors/Trustees effect a merger with another entity
  without stockholder approval?............................              Yes                               No
------------------------------------------------------------------------------------------------------------------------------

What are the procedures and consequences of the reorganization?

   Upon completion of the Reorganization, the Trust, on behalf of each Series, will continue the business of the Corporations, and each Series will have the same investment objective and policies as exist on the date of the Reorganization (including any changes approved at this stockholders meeting), and will hold the same portfolio of securities previously held by the corresponding Corporation. Each Series will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the corresponding Corporation.

   Each Series would be created solely for the purpose of becoming the successor fund to, and carrying on the business of, the corresponding Corporation. Each Series would be a "shell" fund. To accomplish the Reorganization, a nominal share of each Series will be issued to each corresponding Corporation in order to permit each Corporation, through its Board, to vote on organization matters as the sole stockholder of each new Series. Thereafter, the Plan provides that each Corporation will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the Trust for each corresponding Series. In exchange for these assets and liabilities, the Trust, on behalf of each Series, will issue Series shares to the corresponding Corporation, which then will distribute those shares pro rata to Lincoln Life or Lincoln New York, as applicable, to fund your variable annuity contract and/or variable life insurance policy.

   Through the noted procedure, you will receive exactly the same beneficial interest in shares of a Series as you previously held in the corresponding Corporation. In other words, you will be beneficially entitled to exactly the same number and dollar amount of shares of a Series as you previously were entitled to in the corresponding Corporation. The net asset value of each share of the Series will be the same as that of the Corporation on the date of the Reorganization. You will retain the beneficial right to any declared but undistributed dividends or other distributions payable on the shares of each Corporation that you may have had as of the effective date of the Reorganization. As soon as is practicable after the date of the Reorganization, the Corporation will be dissolved. The Funds will bear the expenses of the Reorganization.

   The 1940 Act generally requires that stockholders of a mutual fund, among other things, elect the fund's directors and approve the fund's investment management agreement. These requirements will apply to the Trust. Technically, any required elections and approvals will be accomplished by a vote of the Corporations, as sole stockholder of each Series prior to the effective date of the Reorganization. Therefore, if Contract Owners provide voting instructions to approve the Reorganization, they will effectively:

  .  Authorize the election of the Trustees for the Trust;


  . Authorize the approval of the investment management agreement between the Trust, on behalf of each Series, and the Adviser;


  . Authorize the approval of any applicable sub-advisory agreements between the Trust, on behalf of each Series, and a corresponding Corporation's sub-adviser; and

  . Authorize the approval of the multi-manager arrangement (if Proposal 3 is approved by stockholders).

   In each case, a Series will have the same advisory agreements and multi-manager arrangement as the corresponding Corporation. The Board members also will be the same. This means that each Series will reflect the results of the Contract Owners' vote on the relevant Proposals in this Proxy Statement.

   For a comparison of the Funds' current expenses and the pro forma expenses if the Reorganization is approved, see Exhibit B to this Proxy Statement.

   The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the Contract Owners. If the Reorganization is not approved, or if the Directors abandon the Reorganization, the Corporations will continue to operate as corporations under the laws of the State of Maryland.

Are there any tax consequences for stockholders or Contract Owners?


   The Reorganization is designed to be a tax free transaction for federal income tax purposes so that you will not experience a taxable gain or loss in connection with the Reorganization. Generally, the basis and holding period of your shares that you beneficially own in a Series will be the same as the basis and holding period of the shares that you beneficially own in the corresponding Corporation. Consummation of the Reorganization is subject to receipt of a legal opinion from the Dechert law firm, counsel to the Trust and the Corporations, that, under the Internal Revenue Code of 1986, the transfer of the assets of each Corporation to the Trust in exchange for the shares of the Series, the transfer of such shares to the holders of shares of the Corporation, and the dissolution of the Corporation pursuant to the Plan, will not result in the recognition of any gain or loss for federal income tax purposes to the Corporation, the Trust, Contract Owners, or the stockholders of either the Corporation or the Trust.


On what basis did the Corporations' Boards approve the Reorganization?

   For the reasons set forth below, the Directors of the Boards of each Corporation, including the Independent Directors, have unanimously determined that the proposed Reorganization is in the best interests of the Corporations' stockholders and Contract Owners and that the interests of those stockholders and Contract Owners will not be diluted as a result of the Reorganization. The Board of each Corporation has adopted a resolution that declares that the proposed transaction is advisable on substantially the terms and conditions set forth in the Plan.

   As described above, as part of a restructuring program, it has been proposed that each Corporation be reorganized from a Maryland corporation to a series of a Delaware business trust. Each Corporation's Board has determined that it is advisable and in the best interest of the Corporation and its stockholders and Contract Owners to effect the proposed Reorganization, and has requested and evaluated any such information as was reasonably necessary to make this determination. In reaching this conclusion, each Corporation's Board considered a number of factors, including the following:

  .  The terms and conditions of the Reorganization;

  . The identical investment objectives and identical policies and restrictions of the Corporation in relation to those of the corresponding new Series, subject to stockholder approval of Proposal No. 5 and Proposal No. 6, which, if approved, would amend or eliminate certain investment restrictions of the Corporation;

  . The federal tax consequences of the proposed Reorganization to the Corporation and its stockholders and Contract Owners, and that a legal opinion will be rendered that no recognition of income, gain or loss for federal income tax purposes will occur with respect to the Corporation and its stockholders and Contract;

  .  Owners as a result of the proposed Reorganization;

  . That the interests of stockholders and Contract Owners of the Corporation will not be diluted as a result of the proposed Reorganization;

  . That the expenses of the proposed Reorganization will be borne by the Corporation;

  . That the proposed Reorganization will not substantially increase fund operating expenses or stockholder or Contract Owner fees; and

  . That no sales charge will be imposed in connection with the proposed Reorganization.

   Based upon these and other factors, the Directors of each Corporation, including the Independent Directors, have unanimously determined that the proposed Reorganization is advisable and in the best interests of the Corporation and its stockholders and Contract Owners; and that the interests of those stockholders and Contract Owners will not be diluted as a result of the proposed Reorganization. Therefore, the Boards of Directors recommend that the Corporations' stockholders vote to approve the Plan.

What vote is required to approve the Reorganization of the Funds into the Delaware business trust?


   Proposal No. 2 requires the affirmative vote of a simple majority of each Corporation's shares represented at the meeting. In the approval of Reorganization, each Fund votes separately, and Contract Owners are being asked to provide voting instructions for the Reorganization of their respective Fund(s) only. The Boards of Directors recommend that you provide instructions to APPROVE the Proposal.


                           Proposal No. 3--All Funds

                   To Approve a Proposal to Permit the Funds to Enter into a Multi-Manager Arrangement

What is the Proposal?

   The Funds' Boards of Directors recommend that you provide voting instructions to approve a proposal to permit the Funds to enter into, and materially amend, sub-advisory agreements with each of the sub-advisers as retained by the Adviser and the Funds to manage the Funds without obtaining stockholder approval. This advisory structure is referred to as a "multi-manager" arrangement. Submission of this Proposal is required under the terms of an order that the Funds expect to receive from the SEC. The SEC order would grant exemptive relief from the provisions of the 1940 Act and its rules, as discussed below.

   Approval by each Board, including a majority of the Independent Directors, will continue to be required prior to entering into a new sub-advisory agreement with respect to any Fund and amending an existing sub-advisory agreement with respect to any Fund. However, if the Contract Owners approve this multi-manager arrangement, a stockholder vote will not be required to approve sub-advisory agreements and material changes to them. In addition, each Fund will comply with SEC requirements including, if required, only entering into a sub-advisory agreement with a sub-adviser that is not an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the Adviser or the Fund, other than by reason of serving as a sub-adviser to the Fund. If approved by stockholders, the multi-manager arrangement is expected to take effect on the later of the day the SEC issues the required order or January 1, 2003.

How would the multi-manager arrangement benefit the Funds?

   The Boards believe that it is appropriate and in the best interests of each Fund's stockholders to provide the Adviser and the Boards with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining stockholder approval. This process will allow each Fund to operate more efficiently. Currently, to appoint a sub-adviser or to materially amend a sub-advisory agreement, the Fund must call and hold a stockholder meeting, create and distribute proxy materials, and solicit proxy voting instructions from the Contract Owners. Further, if a sub-adviser is acquired, the Fund currently must seek approval of a new sub-advisory agreement from its stockholders, even where there will be no change in the persons managing a Fund. This process is time-consuming and costly, and these costs are generally borne entirely by the respective Fund with a consequent reduction in investment return. Without the delay inherent in holding a stockholder meeting, the Adviser and a Fund's Board would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and the Adviser believe that the appointment would benefit a Fund.


   In its capacity as investment adviser to each Fund, the Adviser currently oversees and monitors the performance of each Fund's sub-adviser. The Adviser is also responsible for determining whether to recommend to a Fund's Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a Fund.


   By investing in a Fund, a stockholder and Contract Owners in effect hire the Adviser to manage that Fund's assets directly or to hire an external sub-adviser under the Adviser's supervision. Accordingly, the Boards believe that stockholders and Contract Owners expect that the Adviser and the Boards take responsibility for overseeing each Fund's sub-advisers and for recommending their hiring, termination and replacement.

   Thus, in light of the contractual arrangements under which the Adviser has been engaged as an investment adviser and under which the sub-advisers serve as sub-advisers, and in light of the Adviser's experience in recommending and monitoring sub-advisers, the Boards believe that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by the Adviser. The Boards also believe that this approach would be consistent with expectations of stockholders and Contract Owners that the Adviser will use its expertise to recommend to a Fund's Board qualified candidates to serve as sub-advisers.


   The Boards will continue to provide oversight of the sub-advisory selection and engagement process. The Boards, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Boards, including a majority of the Independent Directors, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Adviser and the sub-adviser have a legal duty to provide to the applicable Board information on pertinent factors.


   Stockholder approval of this Proposal will not result in an increase or decrease in the total amount of investment management fees paid by the Funds to the Adviser. When engaging sub-advisers and entering into and amending sub-advisory agreements, the Adviser has negotiated and will continue to negotiate fees with these sub-advisers. Because these fees are paid by the Adviser, and not directly by each Fund, any fee reduction negotiated by the Adviser may benefit the Adviser, and any increase will be a detriment to the Adviser. The fees paid to the Adviser by the Funds and the fees paid to sub-advisers by the Adviser are considered by the Boards in approving and renewing the advisory and sub-advisory agreements. Any increase in fees paid by a Fund to the Adviser would continue to require stockholder approval.


   Based on the factors discussed above as well as other factors, the Boards found that each Fund would benefit from a multi-manager arrangement. Accordingly, the Directors, including the Independent Directors, unanimously voted to approve the multi-manager arrangement subject to SEC and stockholder approval.

What are the terms of the proposed SEC order?


   The Funds will file an application with the SEC requesting an order for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that stockholders approve advisory agreements, including the sub-advisory agreements, on behalf of a Fund and approve any material amendment to such agreements. While there can be no assurance, the Funds expect the SEC to issue the order. If the stockholders approve this Proposal, the Funds would be authorized to evaluate, select and retain new sub-advisers, or materially amend an existing sub-advisory agreement, without obtaining further approval of the affected Fund's stockholders or Contract Owners.


   Under the terms of the proposed SEC order, the Funds will continue to be subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, stockholder approval is required before the Funds may implement the multi-manager arrangement permitting them to enter into and materially amend sub-advisory agreements. Furthermore, within 90 days of hiring a new sub-adviser, the affected Fund must provide its stockholders and associated Contract Owners with an information statement that contains information about the sub-adviser, the sub-advisory agreement, and the sub-advisory fee. Another condition will require that a majority of each Board consist of Independent Directors and that the nomination of new or additional Independent Directors be at the discretion of the then-existing Independent Directors.

   As of the date of the Proxy Statement, the Adviser is not aware of any reason why a Fund's current sub-adviser will not continue to serve in its capacity under terms substantially identical to the existing sub-advisory agreement.

What vote is required to approve the multi-manager arrangement?


   Proposal No. 3 requires the affirmative vote of a majority simple of each Fund's shares represented at the meeting. The Boards of Directors recommend that you provide instructions to APPROVE the Proposal.

                          Proposal No. 4 -- All Funds

               To Approve a New Investment Management Agreement

What is the Proposal?

   The Boards of Directors recommend that you provide voting instructions to approve a new investment management agreement dated January 1, 2003, (the "New Management Agreement"), between each Fund and the Adviser. A copy of the New Management Agreement is attached to this Proxy Statement as Exhibit C. The New Management Agreement will replace each Fund's current advisory agreement (the "Current Management Agreement").

Why are the stockholders being asked to approve the New Management Agreement?

   Stockholders are being asked to approve the New Management Agreement in order to (a) modernize the terms of the Funds' advisory arrangements and (b) reallocate certain expenses from the Adviser to the Funds. In addition, for the Bond Fund, the Growth and Income Fund, the Managed Fund, the Money Market Fund, the Social Awareness Fund and the Special Opportunities Fund (collectively, the "Subject Funds"), stockholders are being asked to approve the New Management Agreement in order to re-institute advisory fee rates for the Subject Funds that were in effect prior to a fee waiver that became effective January 1, 2002.


   As described below, a Special Committee of the Boards and the Boards determined that the language of the Current Management Agreements is amenable to different interpretations concerning accounting-related expenses. In light of the facts and circumstances, the relevant parties agreed to settle completely the questions that had arisen as a result of the different interpretations upon the terms and in the manner provided in an agreement executed in 2002 (the "Fee Agreement"). The Special Committee had reviewed and recommended the Fee Agreement to the full Boards, and the full Boards approved the Fee Agreement without modification. The Fee Agreement included, among other things, reimbursements and a fee waiver for the Subject Funds, effective from January 1, 2002 until such date as stockholder/Contract Owner approval of an advisory agreement setting forth a revised fee arrangement is obtained.


   As previously noted, stockholders of the Subject Funds are being asked to approve the New Management Agreement in order to re-institute certain advisory fee rates. This measure is the result of a comprehensive fee review that the officers of the Funds ("Fund Management") undertook in 2001, in connection with the various potential interpretations of the Current Management Agreements, to determine whether Fund-related fee and expense items from 1996 to 2001 were paid by the appropriate party. Fund Management, as part of its review, considered fees that the Subject Funds paid for accounting services rendered pursuant to an accounting services agreement dated August 15, 1996 (the "Accounting Agreement"). Subsequent to Fund Management's review, the Funds' Boards of Directors formed a Special Committee comprised solely of the Funds' Independent Directors to, among other things, review the results of the fee review, including the payments of accounting-related expenses. The Special Committee engaged independent legal counsel to assist it in evaluating the matters before it. The Special Committee conducted an independent, good faith, and diligent investigation, reviewed pertinent documents supplied by Fund Management, Fund counsel and independent counsel, and considered all relevant factors and ultimately recommended to the Boards that the Fee Agreement be approved.


   In accordance with the Fee Agreement, the Subject Funds were, among other things, reimbursed for certain accounting-related expenses. In addition, a portion of the advisory fees otherwise payable by the Subject Funds under the terms of the Current Management Agreements were waived in the aggregate amount of $1,019,000 annually, allocated among the Subject Funds based upon their relative net asset values, effective from January 1, 2002 until such date as stockholder/Contract Owner approval of an advisory agreement setting forth a revised fee arrangement was obtained. In consideration of the noted arrangements, the Funds (pursuant to the Fee Agreement) released the Adviser and its affiliated persons from any and all liability relating to fees and expenses paid by the Funds from January 1, 1996 through December 31, 2001, including, but not limited to, accounting-related expenses. This proxy Proposal 4 is intended, in part, to re-institute the waived portion of the advisory fees for the Subject Funds.


   Although not requiring stockholder approval, the Boards have approved an Administration Agreement between the Funds and Lincoln Life that would become effective should stockholders approve the New Management Agreement. The aggregate fees and expenses charged to each Fund pursuant to the New Management Agreement and the Administration Agreement would be higher than the fees and expenses charged to that Fund pursuant to that Fund's Current Management Agreement.

   The 1940 Act requires that any material changes to a mutual fund's investment management agreement be approved by the vote of a majority of the outstanding voting securities of that fund. The changes recommended in this Proposal would constitute material changes to the Funds' Current Management Agreements. Accordingly, the Funds are seeking stockholder approval of the New Management Agreement.

What are the qualifications of the Adviser?


   The Adviser is a series of DMBT, a multi-series business trust registered with the SEC as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMBT or its predecessors have served as investment advisers to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of the Delaware Investments Family of Funds; institutional clients, such as pension plans, endowments and foundations; insurance companies; offshore and on-shore collateralized bond obligation funds and a limited partnership. The Adviser, either directly or through a sub-adviser, provides portfolio management and investment advice to the Funds and certain administrative services to the Funds, subject to the supervision of the Funds' Boards of Directors. The Adviser serves as an investment adviser to other mutual funds that have similar investment objectives to the Funds; these other funds are set forth in Exhibit D to this Proxy Statement. DMBT is an indirect wholly-owned subsidiary of Lincoln National Investments, Inc., which is located at 1500 Market Street, Philadelphia, Pennsylvania 19102. Lincoln National Investments, Inc. is a wholly-owned subsidiary of Lincoln National Corporation, which is located at 1500 Market Street, Philadelphia, Pennsylvania 19102.


               DMBT's Trustees and Principal Executive Officers


     Director              Address                              Principal Occupation
---------------------------------------------------------------------------------------------------------
William E. Dodge... 2005 Market Street     Executive Vice President of Delaware Management
                    Philadelphia, PA 19103 Business Trust

David K. Downes.... 2005 Market Street     Trustee, Executive Vice President, Chief Financial Officer and
                    Philadelphia, PA 19103 Chief Operating Officer of Delaware Management
                                           Business Trust

Jude T. Driscoll*.. 2005 Market Street     Executive Vice President of Delaware Management
                    Philadelphia, PA 19103 Business Trust

John B. Fields..... 2005 Market Street     Trustee of Delaware Management Business Trust
                    Philadelphia, PA 19103

Richard J. Flannery 2005 Market Street     Trustee, Executive Vice President, General Counsel and
                    Philadelphia, PA 19103 Chief Administrative Officer of Delaware Management
                                           Business Trust



--------

* Due to the recent resignation of DMBT's Chief Executive Officer, Mr. Driscoll also is serving as interim Chief Executive Officer until that position has been filled.


What are the terms of the Current Management Agreements?

   Subject to the supervision, direction and control of each Fund's Board of Directors, the Adviser is responsible under its Current Management Agreement with each Fund for continuously furnishing an investment program for the Fund in accordance with the Fund's investment objectives, investment strategies, investment restrictions, and applicable law. Each Current Management Agreement provides that the Adviser will make investment decisions on behalf of each Fund and place all orders for the purchase or sale of portfolio securities. The Agreement allows the Adviser to place orders for the purchase and sale of portfolio investments through brokers and dealers of its choosing, in conformity with the brokerage policy set forth in each Fund's Registration Statement.

   The Adviser also agrees to provide each Fund with certain general administrative services and to coordinate matters relating to the operation of each Fund.

   Each Fund's Current Management Agreement was originally executed on and last submitted to a stockholder vote on the dates indicated in the following table:


                                    Date Agreement     Date Last Submitted
     Lincoln National Fund        Originally Executed to a Stockholder Vote
     ----------------------------------------------------------------------
     Aggressive Growth Fund...... September 23, 1993    November 1, 1994
     Bond Fund................... December 14, 1981     August 17, 1982
     Capital Appreciation Fund... September 23, 1993    November 1, 1994
     Equity-Income Fund.......... September 23, 1993    November 1, 1994
     Growth and Income Fund...... December 14, 1981     August 17, 1982
     Global Asset Allocation Fund    May 31, 1987       August 16, 1988
     International Fund.......... November 16, 1990      April 15, 1992
     Managed Fund................   March 3, 1983       August 16, 1983
     Money Market Fund........... December 14, 1981     August 17, 1982
     Social Awareness Fund.......  January 29, 1988     August 16, 1988
     Special Opportunities Fund.. December 14, 1981     August 17, 1982


   For services under the Current Management Agreements, the Adviser is entitled to receive a monthly fee from each Fund. The table below shows the annual rate for calculating this fee, as well as the aggregate amount of fees each Fund paid to the Adviser for serving as the Fund's investment adviser for the Funds' last fiscal year ended December 31, 2001.


                                                                                           Aggregate Fees Paid
                                             Annual Rate as a Percent of                  For Fiscal Year Ended
   Lincoln National Fund                      Average Daily Net Assets                      December 31, 2001
---------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund...... .75 of 1% of the first $200 million; .70 of 1% of the next
                             $200 million; .65 of 1% of the excess over $400 million           $2,914,057

Bond Fund................... .48 of 1% of the first $200 million; .40 of 1% of the next
                             $200 million; and .30 of 1% in excess over $400 million            1,920,922

Capital Appreciation Fund... .75 of 1% of the first $500 million; .70 of 1% of the excess
                             over $500 million                                                  9,649,668

Equity-Income Fund.......... .75 of 1% of the first $500 million; .70 of 1% of the excess
                             over $500 million                                                  5,969,794

Growth and Income Fund...... .48 of 1% of the first $200 million; .40 of 1% of the next
                             $200 million; and .30 of 1% in excess over $400 million            9,893,475

Global Asset Allocation Fund .75 of 1% of the first $200 million; .70 of 1% of the next
                             $200 million; and .68 of 1% of the excess over $400 million        2,498,600

International Fund.......... .90 of 1% of the first $200 million; .75 of 1% of the next
                             $200 million; and .60 of 1% in excess over $400 million            2,925,794

Managed Fund................ .48 of 1% of the first $200 million; .40 of 1% of the next
                             $200 million; and .30 of 1% in excess over $400 million            2,686,898

Money Market Fund........... .48 of 1% of the first $200 million; .40 of 1% of the next
                             $200 million; and .30 of 1% in excess over $400 million            1,428,840

Social Awareness Fund....... .48 of 1% of the first $200 million; .40 of 1% of the next
                             $200 million; and .30 of 1% in excess over $400 million            4,581,293

Special Opportunities Fund.. .48 of 1% of the first $200 million; .40 of 1% of the next
                             $200 million; and .30 of 1% in excess over $400 million            2,144,808


How does the proposed New Management Agreement differ from the Current Management Agreements?


   The New Management Agreement and the Current Management Agreements are similar in many respects. In accordance with each of the Agreements, the Adviser is responsible for managing a Fund's portfolio investments and reporting to the Fund's Board of Directors. However, there are noted differences between the two forms of Agreement. These differences include, among others:



   Administration. The administrative services provided under the Current Management Agreements and the New Management Agreement differ. Each Current Management Agreement provides that "[t]he Adviser will administer the Fund's corporate affairs . . . and, in connection therewith, shall furnish the Fund with office space and all necessary office facilities, equipment and personnel, and shall provide all necessary executive and other personnel (including certain of its officers and employees) for managing the investments and affairs of the Fund." Thus, under the Current Management Agreements, the Adviser is generally responsible for the administrative functions of the Funds.

   The relevant provisions in the New Management Agreement contrast with the Current Management Agreements. Under the New Management Agreement, with limited exception, "[e]ach Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto . . . ." A Fund could (1) utilize its directors, officers and employees; (2) utilize the facilities and personnel of the Adviser or its affiliates; or (3) enter into agreements with third parties, either affiliated or non-affiliated, to perform any of these functions. With the second and third alternatives, the Adviser or an affiliate of the Adviser may provide services to the Funds, and the Funds may be charged directly for the services provided by the Adviser or the affiliate's internal personnel. With all of these alternatives, the Funds would be responsible for paying for such services (in addition to the investment advisory fee).





   Broker-Dealer Selection. Both the Current Management Agreement and New Management Agreement require the Funds' Adviser to seek best execution in selecting broker-dealers to execute the Funds' portfolio transactions. The Current Management Agreement and New Management Agreement differ regarding the treatment of transactions with affiliated parties of the Adviser. Certain Current Management Agreements provide that the Adviser may not place orders "with any affiliated person of the Adviser." The New Management Agreement does not contain a similar prohibition regarding transactions with affiliated persons, and thus would permit execution of trades with any broker subject to compliance with any applicable law.



   Right to Audit. Certain Current Management Agreements allow "employees or legal representatives" of a Fund to "audit the books and records of the Adviser which relate to Fund transactions. . . ." The New Management Agreement does not contain a similar explicit provision permitting audits.


   Dispute Resolution. Certain Current Management Agreements provide that prior to proceeding to trial over any dispute, the parties must first deliver notice of the dispute to the opposing party, and within twenty days after delivery of the notice, attempt to meet and resolve the dispute. If the parties do not meet and resolve the dispute or the dispute is not resolve within 120 days, the parties must endeavor to settle the dispute by minitrial under the then current Center For Public Resources Model Minitrial Procedures. The New Management Agreement does not contain a similar requirement.


   Fees and Expenses. While the advisory fee rates the Funds would pay pursuant to the New Management Agreement would be the same as the advisory fee rates that the Funds currently pay under the Current Management Agreements, the Funds would pay additional fees and expenses under the new arrangement. One reason for this difference is that certain expenses under the New Management Agreement would be reallocated from the Adviser to the Funds.


   Each Current Management Agreement generally provides that, in connection with its administration of the affairs of the Fund, the Adviser will bear (i) the salaries and expenses of all personnel, except the fees and expenses of Independent Directors; and (ii) all expenses incurred by the Adviser in connection with administering the Fund's business other than those assumed by the Fund in the Agreement. In turn, each Fund generally assumes the following expenses under its Current Management Agreement: (a) the fee of the Adviser;
(b) the compensation and expenses of Independent Directors; (c) the fees and expenses of the custodian of the Fund's assets and of the transfer and dividend disbursing agent; (d) the fees and expenses of independent accountants for the Fund; (e) brokerage commissions and securities transaction costs incurred by the Fund; (f) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (g) the fees of any trade association of which the Fund may be a member; (h) the cost of stock certificates representing shares of the Fund; (i) the fees and expenses involved in registering and maintaining registrations of the Fund and its shares with the SEC, and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses; (j) expenses of stockholders' and directors' meetings and of preparing and printing proxy material and mailing reports to stockholders; (k) the charges and expenses of outside legal counsel for the Fund; and (l) expenses of any extraordinary nature which are not incurred in the ordinary course of the Fund's business.


   In contrast, the New Management Agreement provides that, "[e]ach Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees." Thus, under the terms of the New Management Agreement, the Fund would be responsible for paying certain fees and expenses directly, including, without limitation, those related to the maintenance of its books, records and procedures, including corporate secretary services; general accounting oversight; preparation of tax returns and reports; and, legal services provided by the Adviser or an affiliate of the Adviser.

   As noted earlier, the Funds, under the New Management Agreement, may enter into agreements with third parties, either affiliated or non-affiliated, to perform any of these administrative services. The Boards have approved an Administration Agreement between the Funds and Lincoln Life that would become effective should stockholders approve the New Management Agreement. Pursuant to the Administration Agreement, Lincoln Life would provide various administrative services to the Funds, and the Funds would be charged a fee for such services in addition to the advisory fee under the New Management Agreement.
The aggregate fees and expenses charged to each Fund pursuant to the New Management Agreement and the Administration Agreement would be higher than the fees and expenses charged to that Fund pursuant to that Fund's Current Management Agreement.


   In addition, with respect to the Subject Funds, upon approval of the New Management Agreement, the Adviser would re-institute certain advisory fee rates that were formerly in place under the Current Management Agreements. As part of the Fee Agreement, a portion of the advisory fees otherwise payable by the Subject Funds under the terms of the Current Management Agreements were waived in the aggregate amount of $1,019,000 annually, allocated among the Subject Funds based upon their relative net asset values, effective from January 1, 2002. The New Management Agreement re-institutes the waived portion of the advisory fees effective as of the date of the New Management Agreement.

   In summary, the aggregate fees and expenses charged to each Fund pursuant to the New Management Agreement and the Administration Agreement would be higher than the fees and expenses charged to that Fund pursuant to that Fund's Current Management Agreement. Each Fund's current expenses and pro forma expenses (assuming this Proposal is approved) are set forth in Exhibit B to this Proxy Statement.

   Duration of Agreement. The Current Management Agreements and the New Management Agreement have the same duration and termination provisions. Each Agreement states that it will continue in effect for two years, and thereafter, from year to year so long as either the stockholders of each Fund by the affirmative vote of a majority of the outstanding shares of that Fund, or its Board, including a majority of Independent Directors, approve such continuance annually. Each Agreement may be terminated by a Fund without penalty, either by vote of the Board of Directors or a majority of the outstanding shares of that Fund, on not more than 60 days' written notice. Each Agreement also may be terminated by the Adviser without penalty on 60 days' written notice.


   Standard of Care. Both the Current Management Agreement and the New Management Agreements provide for the same standard of care for the Adviser. Each Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties, the Adviser shall not be liable to a Fund or to any stockholder of a Fund for any act or omission in the course of, or connected with, rendering services under the Agreement.


On what basis did the Funds' Boards approve the New Management Agreement?

   In evaluating the New Management Agreement, the Funds' Boards of Directors considered comprehensive materials. The Boards considered detailed management fee and expense information for each Fund and for peer funds for 2001. They considered the Adviser's management fee for the management of comparable mutual funds in the Delaware Investments family of mutual funds. The Boards also evaluated the profitability to the Adviser and its affiliates that results from their association with the Funds.

   The Boards believe that the additional fees and expenses are necessary to address the increasing expenses of operating a mutual fund. Certain expenses either did not exist or were very minimal at the time of the inception of the Funds, such as pricing services. Also, the regulatory burden has increased for mutual funds with a resulting increase in legal and compliance costs. Further, the expenses associated with recruiting and retaining qualified investment and service professionals in this increasingly competitive industry have grown.

   The Boards believe that the proposed increase in operating expenses is fair and reasonable and will not result in inappropriate levels of profitability for the Adviser and its affiliates. Further, the additional resources may enhance both investment services and administration services to the Funds. Quality, long-term service and qualified investment and service professionals may help to achieve solid investment performance.


   In addition, the Directors evaluated a wide range of information of the type they regularly consider when determining to continue a Fund's advisory agreement as in effect from year to year. Among other things, the Directors evaluated information about:


  . The Adviser and its personnel (including particularly the personnel with responsibilities for providing services to the Fund), resources and investment process;

  .  The terms of the New Management Agreement;

  . The scope and quality of the services that the Adviser has been providing to each Fund;

  . The investment performance of each Fund and of similar funds managed by other advisers over various periods;

  . The advisory fee rates payable to the Adviser by each Fund and by other funds and client accounts managed by the Adviser, and payable by similar funds managed by other advisers;

  . The total expense ratio of each Fund and of similar funds managed by other advisers;

  . Compensation payable by each Fund to affiliates of the Adviser for other services;

  .  The profitability to the Adviser and its affiliates; and

  . The Adviser's use of each Fund's portfolio brokerage transactions to obtain research benefiting the Fund or other Adviser clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Fund.

   After carefully considering the information described above, the Directors, including the Independent Directors, unanimously voted to approve the New Management Agreement and to recommend that each Fund's stockholders vote to approve the New Management Agreement.

What vote is required to approve the New Management Agreement?

   Proposal No. 4 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. Each Fund votes separately, and Contract Owners are being asked to approve the New Management Agreement for their respective Fund(s) only. The Boards of Directors recommend that you provide instructions to APPROVE the Proposal.

                          Proposal No. 5 -- All Funds


  To Approve the Amendment of Certain Fundamental Investment Restrictions to
                 Modernize The Funds' Investment Restrictions


Why are the Funds proposing to make changes in certain fundamental investment restrictions?


   Each Fund is subject to investment restrictions which establish percentage and other limits that govern that Fund's investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental," which means that any changes to those restrictions require stockholder approval. The Funds, in their discretion, are permitted to deem other restrictions fundamental, and they may also adopt "non-fundamental" restrictions, which can be changed by the Boards of Directors without stockholder approval. Any change in a Fund's investment restrictions, whether fundamental or not, would be approved by the Boards and reflected in the Fund's prospectus or other offering documents.



   Unlike investment objectives and policies, which are often different for each Fund, investment restrictions for Funds tend to be the same or similar, because they are based on legal or regulatory requirements that apply to all Funds. Over the years, however, as new Funds were created or added to the Lincoln National Funds, investment restrictions relating to the same activities were expressed in a variety of different ways. Some Funds are subject to investment restrictions that were adopted in response to regulatory, business or industry conditions that no longer exist. In addition, a number of Funds adopted fundamental restrictions in response to state laws and regulations that no longer apply because they were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"). As a result, a number of the Funds' fundamental restrictions are no longer required to be fundamental, and some previously required restrictions are no longer required.



   The Directors, together with the Funds' management, the Adviser, and the Funds' sub-advisers, have analyzed the current fundamental investment restrictions of each Fund and have concluded that seven new standardized fundamental investment restrictions should be adopted for the appropriate Funds. The Boards believe that a modern, standardized list of fundamental investment restrictions will enhance the ability of the Funds to achieve their objectives because the Funds will have greater investment management flexibility to respond to changes in market, industry or regulatory conditions. In addition, standardized restrictions are expected to enable the Funds to operate more efficiently and to more easily monitor compliance with investment restrictions. In light of these factors, among others, the Boards found that each Fund would benefit from the proposed fundamental investment restriction changes, and therefore approved the changes subject to stockholder approval.

   The fundamental investment restrictions are generally found in each Fund's Statement of Additional Information ("SAI"). Accordingly, if stockholders approve the proposed fundamental investment restrictions for each Fund, then each Fund's SAI will be updated to reflect the standardized investment restrictions.


   The seven new proposed fundamental investment restrictions are described below. Exhibit E contains a list of the current fundamental investment restrictions for each Fund which are proposed to be amended. That Exhibit includes the current restrictions relating to the activities which are the subject of the new proposed restrictions, and stockholders and Contract Owners are encouraged to compare the current and proposed restrictions.


What are the risks of making the changes to the Funds' fundamental investment restrictions?

   The proposed changes will not affect the Funds' investment objectives. Although the proposed changes will provide the Funds with greater flexibility to respond to future investment opportunities, the Boards do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Funds. The Boards also do not anticipate that the proposed changes will materially affect the manner in which the Funds are managed.

Which fundamental investment restrictions are proposed to be amended?


   Each of the fundamental investment restrictions proposed to be amended, as well as the reason for each proposal, is outlined below.





(A)PROPOSAL--CONCENTRATION OF INVESTMENTS IN SAME INDUSTRY (All Funds)



   If the proposed amendment is approved by the stockholders, the fundamental investment restriction would read that each Fund may not:


   Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.


   Under the 1940 Act, funds' restrictions regarding the concentration of investments in securities of companies in the same industry must be fundamental. A fund concentrates its investments, according to the SEC, if it invests more than 25% of its assets (exclusive of certain investments, such as U.S. Government securities and tax-exempt securities) in a particular industry or group of industries. The Funds' current fundamental investment restrictions on concentration generally provide that a Fund concentrates its investments if it invests more than 25% of its total assets in a particular industry or group of industries. The Funds' current fundamental restrictions relating to industry concentration are set forth on pages E-1 and E-7 of Exhibit E.


   The proposed investment restriction will standardize the concentration restriction for the Funds and is intended to provide flexibility for the Funds to respond to changes in the SEC's position on concentration of investments or to other relevant legal, regulatory or market developments without the delay or expense of a stockholder vote.

   Adoption of the proposed fundamental investment restriction will not materially affect the way the Funds are currently managed or operated.


(B)PROPOSAL--BORROWING MONEY AND ISSUING SENIOR SECURITIES (All Funds)


   If the proposed amendment is approved by the stockholders, the investment restriction would read that each Fund may not:

       Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.


   The limitations on borrowing and issuing senior securities are generally designed to protect stockholders and their investments by restricting a fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund that take precedence over the rights of stockholders. Borrowing money and issuing senior securities are related activities under the 1940 Act in that, if a fund fails to adhere to the restrictions applicable to borrowing, the fund will be considered to have issued an impermissible senior security. Under the 1940 Act, a fund's investment restrictions relating to borrowing and senior securities must be fundamental.

   Borrowing. Under the 1940 Act, a mutual fund is permitted to borrow up to 5% of its total assets for temporary purposes from any person so long as the borrowing is privately arranged, and also to borrow from banks, provided that if such bank borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this latter provision is to allow a fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Funds typically borrow money to meet redemptions to avoid being forced to sell portfolio securities before they would have otherwise been sold. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.


   The Funds' current restrictions on borrowing limit the amount each Fund may borrow to 5% of its assets (except that the borrowing restriction is 10% for the Lincoln National Global Asset Allocation Fund, 25% for the Lincoln National Equity-Income Fund, and 33 1/3% for the Lincoln National Aggressive Growth Fund, and except for the Lincoln National Capital Appreciation Fund, which does not have a fundamental restriction regarding borrowing). The Funds' current fundamental investment restrictions relating to borrowing money are set forth on pages E-4 and E-9 of Exhibit E. For each of the Funds, borrowing is permitted only as a temporary or emergency measure. Since the Funds' investment restrictions are more restrictive than current law, the proposed change would give the Funds' investment advisers and sub-advisers, as applicable, maximum flexibility in managing each Fund's assets.


   Senior Securities. SEC staff interpretations under the 1940 Act allow mutual funds such as the Funds to engage in several types of transactions which might be considered to raise "senior securities" or "leveraging" concerns, so long as the funds meet certain collateral requirements, which are designed to protect stockholders. Some of the transactions that may raise senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (these transactions may be referred to collectively as "Leveraging-Type Transactions"). Funds that engage in Leveraging-Type Transactions must set aside money or securities or engage in certain offsetting securities transactions to meet the SEC staff's collateralization requirements.


   Consistent with SEC staff positions, the senior security restrictions for the Funds specifically permit the Funds to engage in certain transactions that raise senior security concerns, but express the authority in various ways. The Funds' current fundamental investment restrictions relating to issuing senior securities are set forth on pages E-5 and E-9 of Exhibit E. Stockholders of each Fund are being asked to approve a new standardized fundamental investment restriction that covers senior securities and which is designed to reflect all current regulatory requirements.


   In the event that this Proposal is approved, the Funds would have greater borrowing authority than they currently have (except for the Lincoln National Aggressive Growth Fund, which currently provides for the maximum borrowing allowed under the 1940 Act, and the Lincoln National Capital Appreciation Fund, which does not have a fundamental restriction that limits borrowing) and the authority to enter into Leveraging-Type Transactions. As a result, the Funds may be subject to additional costs and risks. For example, the costs of borrowing can reduce a Fund's total return. Further, upon engaging in Leveraging-Type Transactions, such Funds could experience increased risks due to the effects of leveraging. The SEC staff's collateralization requirements are designed to address such risks.

   The proposed investment restriction will establish a standardized borrowing and senior securities restriction which is written to provide flexibility for the Funds to respond to legal, regulatory or market developments. Adoption of the new restriction, however, will not materially affect the way such Funds are currently managed or operated.


(C)PROPOSAL--UNDERWRITING (All Funds)


   If the proposed amendment is approved by the stockholders, the investment restriction would read that each Fund may not:

       Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.


   Each Fund is currently subject to a fundamental investment restriction prohibiting it from acting as an underwriter of the securities of other issuers. Under the 1940 Act, a fund's restriction relating to underwriting must be fundamental. A person or company is generally considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and often are exposed to substantial liability. Thus, virtually all mutual funds operate in a manner that allows them to avoid acting as underwriters.

   From time to time, a mutual fund may purchase a security for investment purposes which it later sells or re-distributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. The current underwriting restriction for most Funds specifically permits such re-sales. The Boards, consistent with SEC staff interpretations, believe that the Funds legally would not be regulated as underwriters in these circumstances.



   The proposed investment restriction is substantially similar to the current restriction for most of the Funds. The Funds' current fundamental investment restrictions relating to underwriting are set forth on pages E-2 and E-8 of Exhibit E. The new restriction is proposed for each Fund because it will help to achieve the goal of standardization and modernization of the language of the investment restrictions among all Funds. Adoption of the proposed restriction will not affect the way the Funds are currently managed or operated.



(D)PROPOSAL--INVESTMENTS IN REAL ESTATE (All Funds)


   If the proposed amendment is approved by the stockholders, the investment restriction would read that each Fund may not:

       Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.


   Under the 1940 Act, a fund's restrictions regarding investments in real estate must be fundamental. The Funds currently have fundamental investment restrictions prohibiting the purchase or sale of real estate. Most Funds' fundamental investment restrictions permit investments in companies that deal in real estate or investments in securities that are secured by real estate. The Lincoln National Equity-Income Fund also permits the Fund to purchase or sell real estate if acquired as a result of ownership of securities or other instruments. The Funds' current fundamental investment restrictions relating to investments in real estate are set forth on pages E-2 and E-8 of Exhibit E.



   The proposed amendment grants the Funds maximum flexibility in light of current regulatory requirements. Although the Funds are required to have a fundamental restriction with respect to investments in real estate, the Funds' current restrictions are more constrained than current legal requirements.



   The proposed amendment enables the Funds to invest in a wide-range of real estate-related investments, many in which the Funds may already invest under the current restriction, including investments in companies which invest in real estate, securities which represent interests in a real estate and securities secured by real estate. In addition, each Fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the Fund during times where an issuer of debt securities is otherwise unable to meet its obligations. This enhanced flexibility could assist the Funds in achieving their investment objectives.


   To the extent the Funds hold real estate-related securities, they will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which may result in a decrease in the value of such investments. In addition, in order to enforce their rights in the event of a default of these securities, the Funds may be required to participate in various legal proceedings or take possession of and manage real estate assets securing the issuer's obligations on the securities. This could increase the Funds' operating expenses and adversely affect the Funds' net asset value.


   The proposed investment restriction is designed to standardize the language of the real estate restriction among the various Funds. The proposed investment restriction will permit the Funds to purchase securities which have payments of interest or principal that are secured by mortgages or other rights to real estate in the event of default. This investment restriction will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with a Fund's investment objectives and policies. Adoption of the proposed restriction will not materially affect the way the Funds are managed or operated.

(E)PROPOSAL--INVESTMENT IN COMMODITIES OR COMMODITY ISSUES (All Funds)


   If the proposed amendment is approved by the stockholders, the investment restriction would read that each Fund may not:

       Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.


   The Funds are generally subject to fundamental investment restrictions limiting the purchase or sale of commodities or commodity contracts. Under the 1940 Act, restrictions regarding commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates, are considered to be commodities. If a fund buys a financial futures contract, it obtains the right to receive (or, if the fund sells the contract, the fund is obligated to pay) the cash difference between the contract price for an underlying asset or index, and the future market price, if the market price is higher. If the future price is lower, the fund is obligated to pay (or, if the fund sold the contract, the fund is entitled to receive) the amount of the decrease. Funds often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.



   The Funds' current fundamental investment restrictions pertaining to investing in commodities are set forth on pages E-3 and E-9 of Exhibit E. The proposed restriction, while continuing to prohibit the purchase of physical commodities, would clarify that each Fund could purchase and sell options, futures contracts and options on futures contracts, and financial forward contracts. Such strategies are generally accepted under modern portfolio theory and are regularly used by many mutual funds and other institutional investors.



   To the extent a Fund invests in these derivative instruments, the Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Fund's view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to a Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The ability of each Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, a Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets.



   The proposed restriction would standardize the language of the restriction among the various Funds and provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the restriction is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, and this is broader than many of the Funds' current restrictions. Using financial futures instruments can involve substantial risks, and will be utilized only if the Adviser determines that such investments are advisable and such practices are authorized by the Boards. Adoption of the restriction will not materially affect the way the Funds are currently managed or operated.



(F)PROPOSAL--LENDING (All Funds)


   If the proposed amendment is approved by the stockholders, the investment restriction would read that each Fund may not:


       Make loans of any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.



   The Lincoln National Aggressive Growth Fund, the Lincoln National Capital Appreciation Fund, and the Lincoln National Equity-Income Fund are currently subject to fundamental investment restrictions limiting their ability to make loans which are similar to the proposed fundamental investment restriction. The remaining Funds' fundamental investment restrictions generally prohibit lending, but do permit the Funds to enter into repurchase agreements and engage in securities lending. The Funds' current fundamental investment restrictions relating to lending are set forth on pages E-3 and E-8 of Exhibit E. The proposed restriction would, to a large extent, standardize and clarify the language of the restriction among the various Funds.



   The proposal would continue to allow the Funds to invest in certain debt securities or repurchase agreements, which could be characterized as the making of loans. This proposal would continue to permit the Funds to engage in securities lending, which is common in the mutual fund industry and involves the temporary lending of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Fund. To help protect against this risk, the SEC only permits loans of a mutual fund's securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a marked to market basis.


   The Funds would also be permitted to lend other assets subject to the percentage limitation established by the SEC. Nevertheless, adoption of the Proposal would not materially affect the way that the Funds are currently managed or operated.



(G)  PROPOSAL--DIVERSIFICATION (All Funds)


   If the proposed amendment is approved by the stockholders, the investment restriction would read that each Fund may not:


       With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.



   Most of the Funds have a fundamental investment restriction relating to diversification that sets forth diversification requirements that are substantially similar to the proposed restriction. The Funds' current fundamental investment restrictions relating to diversification are set forth on pages E-6 and E-10 of Exhibit E. The proposed fundamental investment restriction concerning portfolio diversification would standardize the language of this restriction among the various Funds. It is not expected to affect the way in which the Funds are managed, the investment performance of the Funds, or the securities or instruments in which the Funds invest.


   Each of the Funds is a "diversified" mutual fund as defined in the 1940 Act, except for the Special Opportunities Fund, which is technically a "non-diversified" fund. While the Special Opportunities Fund is technically a non-diversified fund, the SEC staff has stated that a mutual fund that registers as a non-diversified fund, but operates as a diversified fund for more than three years is a de facto diversified fund and is required to obtain shareholder approval to operate again as a non-diversified fund. The Special Opportunities Fund has operated as a diversified fund for more than three years; therefore, according the SEC staff, the Fund should be viewed as a diversified fund. If this Proposal is approved, the Fund would become registered as a diversified fund in line with its operations during at least the past three years.

   In addition to complying with the noted diversification requirements, the Money Market Fund will continue to comply with the more restrictive diversification requirements under the 1940 Act that apply to all money market funds.

What vote is required to approve the reclassification of the investment restrictions?


   Each of the Sub-Proposals requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. Each Fund votes separately, and Contract Owners are being asked to approve the proposed standardized investment restrictions for their respective Fund(s) only. The Boards of Directors recommend that you provide instructions to APPROVE each Sub-Proposal 5(A) through 5(G).



                          Proposal No. 6 -- All Funds



 To Approve the Elimination of Certain Fundamental Investment Restrictions to
                 Modernize The Funds' Investment Restrictions



Why are the Funds proposing to eliminate certain investment restrictions?



   The Funds are subject to certain investment restrictions which govern the Funds' investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental" which means that they can only be changed by a stockholder vote. In addition to the 1940 Act requirements, an investment company may designate additional restrictions that may be changed by the Board of Directors without stockholder approval.



   Certain legal and regulatory requirements applicable to mutual funds have changed since the Funds' inception. For example, certain restrictions imposed by state laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to mutual funds. The Funds currently are subject to fundamental investment restrictions that are either more restrictive than required under current law, or are no longer required to be classified as fundamental. Accordingly, the Directors recommend that the Funds' stockholders approve the elimination of these fundamental restrictions. The Directors believe that the proposed changes will provide the Funds with flexibility to respond to future legal, regulatory, market and technical changes. The Directors believe that eliminating these fundamental investment restrictions will permit the Funds to minimize the costs and delays associated with holding future stockholder meetings to amend restrictions that become outdated or inappropriate.

   The seven fundamental investment restrictions which are proposed to be eliminated are described below. Exhibit F contains the current fundamental investment restrictions that are proposed to be eliminated for each Fund.


What are the risks of eliminating these investment restrictions from the Funds' fundamental restrictions?


   The proposed changes will not affect any Fund's investment objectives. Although the proposed changes will provide each Fund with greater flexibility to respond to future investment opportunities, the Funds' Boards do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with the Funds' investments. The Boards also do not anticipate that the proposed changes will materially affect the manner in which the Funds are managed or operated.


What fundamental investment restrictions are proposed to be eliminated?

   Each of the fundamental investment restrictions proposed to be eliminated, as well as the reason for each proposal, is outlined below.


(A)PROPOSAL--INVESTMENTS IN OTHER INVESTMENT COMPANIES (Aggressive Growth, Bond, Capital Appreciation, Global Asset Allocation, International, Managed, Money Market, Social Awareness and Special Opportunities funds)



   All of the Funds (except for the Lincoln National Equity-Income Fund and the Lincoln National Growth and Income Fund) restrict the Funds' purchase of securities of other investment companies, except in connection with a merger, consolidation or reorganization (some of the Funds also list an acquisition). The Lincoln National Aggressive Growth Fund and the Lincoln National International Fund further provide that the Fund may invest up to 5% of its total assets in the securities of any one investment company, but it may not own more than 3% of the securities of any investment company or more than 10% of its total assets in the securities of other investment companies. The Funds' current fundamental investment restrictions relating to investing in the securities of other investment companies are set forth on pages F-1 and F-4 of Exhibit F.



   This restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required. However, each Fund remains subject to the limitations on investments in other investment companies imposed on all mutual funds under the 1940 Act. To the extent that the Funds do invest in the shares of other investment companies, they will incur additional expenses due to the duplication of fees and expenses as a result of investing in other mutual funds.



(B)PROPOSAL--SELLING SECURITIES SHORT (Aggressive Growth, Bond, Global Asset Allocation, Growth and Income, International, Managed, Money Market, Social Awareness and Special Opportunities funds)



   All of the Funds (except for the Lincoln National Capital Appreciation Fund and the Lincoln National Equity-Income Fund) have investment restrictions prohibiting the short sales of securities. The Lincoln National Aggressive Growth Fund and the Lincoln National Global Asset Allocation Fund allow short sales of securities under certain circumstances. The Funds' current fundamental investment restrictions relating to short sales of securities are set forth on pages F-2 and F-5 of Exhibit F.



   Short-sale transactions occur when a Fund sells a borrowed security and agrees to return the same security to the lender. The restriction on selling securities short was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required, and the Boards propose that it be eliminated from the Funds' fundamental investment restrictions.



   The Funds, however, would remain subject to applicable provisions of the 1940 Act relating to short-sale transactions. Consistent with the 1940 Act, a Fund generally would be permitted only to engage in short-sale transactions (1) "against the box," in which case the Fund owns or has the right to obtain securities identical to those sold short and (2) when the Fund's possible short-sale liabilities are covered by segregated liquid assets.



(C)PROPOSAL--MARGIN TRANSACTIONS (Bond, Global Asset Allocation, Growth and Income, International, Managed, Money Market, Social Awareness and Special Opportunities funds)



   All of the Funds (except for the Lincoln National Aggressive Growth Fund, the Lincoln National Capital Appreciation Fund and the Lincoln National Equity-Income Fund) are subject to fundamental investment restrictions relating to margin transactions. These restrictions prohibit the Funds from purchasing securities on margin, except for short-term loans as are necessary for the clearance of purchases of portfolio securities. The Lincoln National Global Asset Allocation Fund further permits margin payments in connection with options on financial futures contracts. The Funds' current fundamental investment restrictions relating to margin transactions are set forth on pages F-2 and F-5 of Exhibit F.

   "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The Funds originally adopted this restriction to comply with certain state securities law requirements. However, the restriction is no longer required to be a fundamental restriction. The Funds' potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is generally limited by the current position taken by the SEC staff that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. The Funds' ability to engage in margin transactions is also limited by its investment policies, which generally permit the Funds to borrow money in limited circumstances.



(D)PROPOSAL--PLEDGING FUND ASSETS (Bond, Global Asset Allocation, Growth and Income, International, Managed, Money Market, Social Awareness and Special Opportunities funds)



   All of the Funds (except for the Lincoln National Aggressive Growth Fund, the Lincoln National Capital Appreciation Fund and the Lincoln National Equity-Income Fund) have fundamental investment restrictions prohibiting the pledging of fund assets except to secure borrowings. Each Fund's borrowings are not to exceed 5% of the Fund's assets for all of the Funds that have a fundamental investment restriction relating to the pledging of fund assets (except the Lincoln National Global Asset Allocation Fund which may not pledge more than 15% of its total assets.) The Funds' current fundamental restrictions on pledging of fund assets are set forth on pages F-3 and F-6 of Exhibit F.



   Certain state securities laws impose limitations on the Funds' ability to pledge their assets, but these limitations are less restrictive than the Funds' current restrictions and are not required to be a fundamental restriction. For these reasons, the Boards of the Funds believe that the Funds' current restrictions are unnecessarily restrictive and should be eliminated.



   This proposal would enable the Funds to pledge up to one-third of their total assets in connection with Fund borrowings; other activities which could be deemed to be pledges or other encumbrances, such as collateral arrangements with respect to certain forward commitments, futures contracts and options transactions, would not be restricted.



   The enhanced flexibility could assist the Funds in achieving their investment objectives. Further, the Funds' current limits on pledging may conflict with each Fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may require borrowers such as the Funds to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Funds' current restrictions, however, could be read to prevent these types of collateral arrangements, and could therefore have the effect of reducing the amount that the Funds may borrow in these situations.


   Pledging assets does entail certain risks. To the extent that the Funds pledge their assets, the Funds may have less flexibility in liquidating their assets. If a large portion of the Funds' assets were involved, the Funds' ability to meet redemption requests or other obligations could be delayed.


(E)PROPOSAL--ILLIQUID AND RESTRICTED SECURITIES (Aggressive Growth, Bond, Capital Appreciation, Global Asset Allocation, Growth and Income, International, Managed, Money Market, Social Awareness and Special Opportunities funds)



   Each Fund has a fundamental investment restriction that limits its ability to invest in illiquid securities and to purchase restricted securities (except the Lincoln National Equity-Income Fund, which has no fundamental restriction regarding illiquid or restricted securities and the Lincoln National Capital Appreciation Fund and the Lincoln National Global Asset Allocation Fund which have no fundamental restrictions regarding illiquid securities). Illiquid securities are securities that may not be readily sold within seven days at the price at which they are being accounted. Similarly, restricted securities are subject to certain contractual or other restrictions on their resale. Restricted securities are often considered to be illiquid because their disposition is difficult or requires more than seven days. The Boards recommend that both of these fundamental investment restrictions be eliminated. These restrictions originated under certain state securities laws and are no longer required by the states. The SEC does not require a fund's illiquid securities restriction to be fundamental. In addition, there is no SEC requirement that a fund have a fundamental investment restriction relating to restricted securities.



   Illiquid Securities. Under the current fundamental investment restrictions, each Fund (except the Lincoln National Equity-Income Fund, the Lincoln National Capital Appreciation Fund and the Lincoln National Global Asset Allocation
Fund) is prevented from investing more than 10% of its assets in securities that are illiquid (the restriction is 15% for the Lincoln National Aggressive Growth Fund). The Funds' current fundamental investment restrictions on illiquid securities are set forth on pages F-1 and F-4 of Exhibit F.

   Under the 1940 Act, a mutual fund is required to maintain a high degree of liquidity in its portfolio to ensure that the fund is able to meet stockholder requests for redemptions. Current regulatory interpretations of the requirement provide that a mutual fund may not invest more than 15% of its assets (10% in the case of a money market mutual fund, such as the Lincoln National Money Market Fund) in "illiquid securities." However, the Funds are unable to take advantage of this SEC position because their existing restrictions relating to investments in illiquid securities are both fundamental and contain a lower percentage limitation (except for the Lincoln National Money Market Fund, which has a 10% limitation, and the Lincoln National Aggressive Growth Fund which has a 15% limitation as required by current regulations). Eliminating this as a fundamental restriction would enable each Fund to both take advantage of the current SEC position and to respond to future SEC changes in this area without the delay and expense of a stockholder vote, thereby providing each Fund with additional investment flexibility. Although each Fund's restriction relating to illiquid securities would no longer be fundamental, each Fund would continue to be subject to the SEC rules and regulations in this area.



   Restricted Securities. The Funds (except the Lincoln National Equity-Income
Fund) have adopted fundamental investment restrictions relating to the purchase of restricted securities. The Funds' current fundamental investment restrictions relating to restricted securities are set forth on pages F-1 and F-4 of Exhibit F. Current SEC rules have substantially increased the types of restricted securities that may be considered liquid. The most common form of liquid restricted securities are "Rule 144A securities." Elimination of this restriction would provide the Funds with greater flexibility to invest in restricted securities.


   Elimination of these restrictions should not have an impact on the day-to-day management of any Fund as each Fund does not currently intend to increase the percentages in which the Fund invests in either illiquid or restricted securities.


(F)PROPOSAL--PURCHASE OF PUT AND CALL OPTIONS (Bond, Growth and Income, International, Managed, Money Market, Social Awareness and Special Opportunities funds)



   All of the Funds (except for the Lincoln National Aggressive Growth Fund, the Lincoln National Capital Appreciation Fund, the Lincoln National Equity-Income Fund, and the Lincoln National Global Asset Allocation Fund) have a fundamental investment restriction relating to the purchase of put and call options. The majority of these Funds prohibit the purchase of puts, calls or combinations thereof, except some Funds may write and purchase put and call options and effect closing transactions in connection with options trading, as set forth in the Funds' Statement of Additional Information. The Funds' current fundamental investment restrictions relating to the purchase of put and call options are set forth on pages F-2 and F-5 on Exhibit F.



   The 1940 Act does not require the Funds to have a fundamental restriction on options and futures contracts. Certain state securities laws impose limitations on the Funds' ability to engage in options transactions and puts, calls, straddles and spreads, but these limitations are less restrictive than the Funds' current restrictions, and are not required to be fundamental restrictions. For these reasons, the Boards believe that the Funds' current restrictions are unnecessarily restrictive and should be eliminated.


   This proposal is intended to ensure that the Funds will have adequate flexibility to enter into hedging and other transactions utilizing financial futures contracts and put and call options when doing so is permitted by the Funds' other investment policies. The Boards believe that the use of these instruments is best regulated by means other than fundamental investment restrictions. Eliminating this investment restriction will allow the Funds to respond to developments in the securities markets without the expense of holding a stockholder meeting. The Boards do not expect this change to have any material impact on the Funds' current operations.


(G)PROPOSAL--INVESTMENTS IN COMPANIES FOR THE PURPOSE OF ACQUIRING CONTROL (Bond, Global Asset Allocation, Growth and Income, International, Managed, Money Market, Social Awareness and Special Opportunities funds)



   All of the Funds (except for the Lincoln National Aggressive Growth Fund, the Lincoln National Capital Appreciation Fund and the Lincoln National Equity-Income Fund) have a fundamental investment restriction regarding investing in companies for the purpose of acquiring control. The Funds' current fundamental investment restrictions relating to investing in companies for the purpose of acquiring control are set forth on pages F-3 and F-6 of Exhibit F.


   The restrictions on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registering a fund's securities. As a result of NSMIA, this restriction is no longer required and the Boards propose that it be eliminated from the Funds' investment restrictions. Eliminating this restriction would make it clear that the Funds could freely exercise their rights as a stockholder of the various companies in which they invest. These rights may include the right to actively oppose or support management of such companies.


   The Boards believe that this ability will allow the Funds maximum flexibility to protect the value of the Funds' investments through influencing the management of companies in which they invest. The Boards believe that the Funds should be allowed to freely communicate their views as a stockholder on matters of policy to management, the board of directors, and other stockholders when a policy may affect the value of a Fund's investment. Activities in which the Funds may engage might include the Funds, either individually or with others, seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to the company. Although the Boards believe that the Funds may currently engage in many if not all of these activities without necessarily violating this restriction, they believe that eliminating the restriction will eliminate any potential obstacle to the Funds in protecting their interests as a stockholder. The Funds would remain subject to applicable provisions of the 1940 Act that restrict the ability of an investment company to invest for control.

What vote is required to approve the elimination of the investment restrictions?


   Each of the Sub-Proposals requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. Each Fund votes separately, and Contract Owners are being asked to approve the proposed elimination of the noted investment restrictions of their respective Fund(s) only. The Boards of Directors recommend that you provide instructions to APPROVE each Sub-Proposal 6(A) through 6(G).


                              General Information

Who are the Funds' executive officers?


   The table below provides certain information regarding the executive officers of the Funds (other than the nominees for election as Director). Each executive officer other than Frederick J. Crawford and William P. Flory, Jr. has been an officer of the Funds for at least the last five years.


Executive Officers of the Funds *


                                                                                                                 Number of
                                                                                                                  Funds in
                                  Position(s)         Term of Office                                            Fund Complex
  Name, Address and Date of      Held with the        and Length of             Principal Occupation(s)         Overseen by
            Birth                    Funds            Time Served **           During the Past Five Years         Director
-----------------------------------------------------------------------------------------------------------------------------
KELLY D. CLEVENGER             Chairman,          Chairman since         Vice President, The Lincoln National       12
1300 S. Clinton Street         President and      August 1995;           Life Insurance Company. Vice
Fort Wayne, IN 46802           Director           President and Director President, Lincoln Retirement Services
DOB: 07/25/52                                     since November 1994    Company, LLC; Second
                                                                         Vice President, Lincoln Life &
                                                                         Annuity Company of New York

FREDERICK J. CRAWFORD          Vice President and Vice President and     Vice President and Treasurer,              N/A
Centre Square, West Tower,     Treasurer          Treasurer since        Lincoln National Corporation;
1500 Market Street, Suite 3900                    January 2001           formerly President and Market
Philadelphia, PA 19102                                                   Manager, Greater Cincinnati Region,
DOB: 08/03/63                                                            Bank One, N.A.

CYNTHIA A. ROSE                Secretary          Secretary since        Secretary and Assistant Vice               N/A
1300 S. Clinton Street                            February 1995          President, The Lincoln National Life
Fort Wayne, IN 46802                                                     Insurance Company; formerly
DOB: 04/24/54                                                            Assistant Secretary, Lincoln National
                                                                         Corporation

WILLIAM P. FLORY, JR.          Assistant          Chief Accounting       Assistant Vice President, The Lincoln      N/A
1300 S. Clinton Street         Vice President and Officer since May      National Life Insurance Company;
Fort Wayne, IN 46802           Chief Accounting   2002                   formerly Vice President, MetLife
DOB: 09/02/61                  Officer                                   Investors; formerly Assistant
                                                                         Vice President, MetLife Investors;
                                                                         formerly Accounting Manager,
                                                                         Transamerica Life Companies

STEVEN M. KLUEVER              Second             Second Vice President  Second Vice President, The Lincoln         N/A
1300 S. Clinton Street         Vice President     since August 1999;     National Life Insurance Company;
Fort Wayne, IN 46802                              Assistant              Second Vice President, Lincoln Life &
DOB: 08/04/62                                     Vice President since   Annuity Company of New York
                                                  August 1997




                                             Other
       Principal Occupation(s)           Directorships
      During the Past Five Years        Held by Director
---------------------------------------------------------
Vice President, The Lincoln National   Lincoln Retirement
Life Insurance Company. Vice           Services Company,
President, Lincoln Retirement Services LLC
Company, LLC; Second
Vice President, Lincoln Life &
Annuity Company of New York

Vice President and Treasurer,                 N/A
Lincoln National Corporation;
formerly President and Market
Manager, Greater Cincinnati Region,
Bank One, N.A.

Secretary and Assistant Vice                  N/A
President, The Lincoln National Life
Insurance Company; formerly
Assistant Secretary, Lincoln National
Corporation

Assistant Vice President, The Lincoln         N/A
National Life Insurance Company;
formerly Vice President, MetLife
Investors; formerly Assistant
Vice President, MetLife Investors;
formerly Accounting Manager,
Transamerica Life Companies

Second Vice President, The Lincoln            N/A
National Life Insurance Company;
Second Vice President, Lincoln Life &
Annuity Company of New York


--------
* All of the executive officers of the Funds are "interested persons" of the Funds, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Funds.

** Date on which individuals became officers of the Funds.


What is the share ownership of each Fund?


   As of September 20, 2002, the Funds had outstanding the following number of shares entitling the applicable Contract Owners to instruct Lincoln Life or Lincoln New York, as appropriate, on the manner in which to vote those shares at the Funds' special meeting.

                                         Total Number Total Number Total Number Total Number Total Number
                                           of Shares    of Shares    of Shares   of Shares     of Shares
                                         Entitled to  Entitled to  Entitled to  Entitled to   Entitled to
                                         be Voted by  be Voted by   be Voted by be Voted by   be Voted by
                                Total    Lincoln Life Lincoln Life   Lincoln      Lincoln    Lincoln Life
                               Number    for Accounts for Accounts   New York     New York   (Unregistered
                              of Shares    C, L, N,     D, G, K,   for Accounts for Accounts  Accounts 33
   Lincoln National Fund     Outstanding   Q and W     M, R and S     L and N    M, R and S     and 53)
----------------------------------------------------------------------------------------------------------
Aggressive Growth Fund       33,703,542   30,977,578      757,207   1,043,862         446        924,449

Bond Fund                    53,517,163   47,133,127    5,422,028     875,512      86,297            199

Capital Appreciation Fund    55,920,183   52,898,972    1,603,747      25,551       4,988      1,386,925

Equity-Income Fund           49,817,762   47,564,581    1,664,012         392       2,474        586,303

Global Asset Allocation Fund 23,145,273   22,473,858      307,309         545       2,856        360,705

Growth and Income Fund       91,922,423   88,698,581    1,680,542      21,728           0      1,521,571

International Fund           26,756,031   26,146,185      607,003       1,281       1,371            191

Managed Fund                 44,894,413   44,051,891      315,592           0           0        526,930

Money Market Fund            52,882,125   39,288,938   11,348,526   1,871,039     373,386            236

Social Awareness Fund        44,385,598   42,369,557      643,853     112,278         529      1,259,381

Special Opportunities Fund   20,083,277   18,527,527    1,247,281           0           0        308,469



   The stockholders of each Fund are Lincoln Life and, except for the Managed Fund and the Special Opportunities Fund, Lincoln New York. No other person beneficially owns more than 5% of a Fund's outstanding shares, and no director or executive officer of a Fund owns any separate account units attributable to more than one-half of one percent of the assets of the Fund.


Information About the Independent Public Accountants


   Each Fund's financial statement for the most recent fiscal year was audited by Ernst & Young, LLP, the Funds' independent accountants. Each Fund's Audit Committee also received the written disclosures and the letter from its independent auditors required by Independence Standards Board No. 1, and discussed with a representative of Ernst & Young the independent auditor's independence. The Board of each Fund has selected Ernst & Young as the independent accountant for each Fund's fiscal year ending December 31, 2002. Ernst & Young has assured the Funds that it has no material direct or indirect financial interest in the Funds. There will not be a representative of Ernst & Young at the meeting.



   Audit Fees. The aggregate fees billed by Ernst & Young for professional services rendered for audit of the Funds' annual financial statements for the most recent fiscal year totalled $179,500.



   Financial Information Systems Design and Implementation Fees. There were no financial information systems design and implementation services rendered by Ernst & Young for the Funds' most recent fiscal year ended December 31, 2001 to the Funds or the Funds' Adviser, or entities that control, are controlled by, or are under common control with the Adviser and that provide services to the Funds.



   All Other Fees. There were $3,517,830 in fees billed by Ernst & Young for the most recent fiscal year for services provided to the Funds' Adviser, and entities that control, are controlled by or are under common control with the Adviser and that provide services to the Funds.


Other Business


   To the knowledge of the Funds' Boards of Directors, there is no other business to be brought before the special joint meeting of the stockholders of the Funds. However, if other matters do properly come before the meeting, it is the intention of Lincoln Life and Lincoln New York, as appropriate, to vote each Fund's shares in accordance with the judgment of the Fund's Board on such matters.


Contract Owner Proposals

   In accordance with applicable laws and the Bylaws of the Funds, the Funds dispensed with the annual meetings of the stockholders for 2002. Under authority granted the Directors by the Bylaws of the Funds, and pursuant to applicable law, special meetings are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of each Fund. Proposals must be received a reasonable time before the Funds begin to print and mail the proxy materials for the meeting. More detailed information on these procedures may be obtained from Lincoln Life or Lincoln New York.

                                          By Order of the Funds' Boards of
                                            Directors
                                          /s/ Cynthia A. Rose
                                          Cynthia A. Rose
                                          Secretary

                                   Exhibit A

                        Form of Plan of Reorganization

   THIS PLAN OF REORGANIZATION dated as of ______ ____ __, 2002, is by and between the Lincoln Variable Insurance Products Trust (the "Acquiring Trust") on behalf of its series (each an "Acquiring Fund") and the Lincoln National Aggressive Growth Fund, Inc., the Lincoln National Bond Fund, Inc., the Lincoln National Capital Appreciation Fund, Inc., the Lincoln National Equity-Income Fund, Inc., the Lincoln National Global Asset Allocation Fund, Inc., the Lincoln National Growth and Income Fund, Inc., the Lincoln National International Fund, Inc., the Lincoln National Managed Fund, Inc., the Lincoln National Money Market Fund, Inc., the Lincoln National Social Awareness Fund, Inc., and the Lincoln National Special Opportunities Funds, Inc. (each an "Acquired Fund").

   The Acquiring Trust is a business trust organized and existing under the laws of the State of Delaware, having been formed on __________, owning no interest in land in Delaware, and having an authorized unlimited number of shares of beneficial interest with no par value. The Acquiring Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of eleven series.

   Each Acquired Fund is a corporation organized and existing under the laws of the State of Maryland. Each Acquired Fund has been incorporated on the date, and has the authorized number of shares with a par value, as specified in the following chart. Each Acquired Fund owns no interest in land in Maryland. Each Acquired Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. Each Acquired Fund is comprised of a single portfolio.


  Acquired Fund (a Maryland
        corporation)             Incorporation Date          Authorized Shares              Par Value
--------------------------------------------------------------------------------------------------------------

  Lincoln National Aggressive
  Growth Fund, Inc.                 July 9, 1993                50,000,000                    $0.01
-----------------------------------------------------------------------------------------------------------
Lincoln National Bond
  Fund, Inc.                        June 10, 1981               50,000,000                    $0.01
-----------------------------------------------------------------------------------------------------------
Lincoln National Capital
  Appreciation Fund, Inc.           July 9, 1993                100,000,000                   $0.01
-----------------------------------------------------------------------------------------------------------
Lincoln National Equity-
  Income Fund, Inc.                 July 9, 1993                100,000,000                   $0.01
-----------------------------------------------------------------------------------------------------------
Lincoln National Global
  Asset Allocation Fund, Inc.      March 26, 1987               50,000,000                    $0.01
-----------------------------------------------------------------------------------------------------------
Lincoln National Growth
  and Income Fund, Inc.             June 11, 1981               150,000,000                   $0.01
-----------------------------------------------------------------------------------------------------------
Lincoln National
  International Fund, Inc.        October 22, 1987              100,000,000                   $0.01
-----------------------------------------------------------------------------------------------------------
Lincoln National Managed
  Fund, Inc.                      February 17, 1983             100,000,000                   $0.01
-----------------------------------------------------------------------------------------------------------
Lincoln National Money
  Market Fund, Inc.                 June 10, 1981               50,000,000                    $0.01
-----------------------------------------------------------------------------------------------------------
Lincoln National Social
  Awareness Fund, Inc.            January 17, 1986              100,000,000                   $0.01
-----------------------------------------------------------------------------------------------------------
Lincoln National Special
  Opportunities Fund, Inc.       September 18, 1981             50,000,000                    $0.01
----------------------------- -------------------------  -------------------------  -------------------------

   Each Acquiring Fund, a series of the Acquiring Trust, is a "shell" that has been organized to hold the assets of a corresponding Acquired Fund. Each Acquiring Fund has had no assets and has carried on no business activities prior to the consummation of this transaction. Each Acquired Fund and the corresponding Acquiring Fund have the same investment objectives and policies. The following chart shows each Acquiring Fund and its corresponding Acquired Fund.

        Acquiring Fund,
a series of the Acquiring Trust             Corresponding Acquired Fund
  (a Delaware business trust)                (a Maryland corporation)
-----------------------------------------------------------------------------------
 Aggressive Growth Fund         Lincoln National Aggressive Growth Fund, Inc.
-----------------------------------------------------------------------------------
 Bond Fund                      Lincoln National Bond Fund, Inc.
-----------------------------------------------------------------------------------
 Capital Appreciation Fund      Lincoln National Capital Appreciation Fund, Inc.
-----------------------------------------------------------------------------------
 Equity-Income Fund             Lincoln National Equity-Income Fund, Inc.
-----------------------------------------------------------------------------------
 Global Asset Allocation Fund   Lincoln National Global Asset Allocation Fund, Inc.
-----------------------------------------------------------------------------------
 Growth and Income Fund         Lincoln National Growth and Income Fund, Inc.
-----------------------------------------------------------------------------------
 International Fund             Lincoln National International Fund, Inc.
-----------------------------------------------------------------------------------
 Managed Fund                   Lincoln National Managed Fund, Inc.
-----------------------------------------------------------------------------------
 Money Market Fund              Lincoln National Money Market Fund, Inc.
-----------------------------------------------------------------------------------
 Social Awareness Fund          Lincoln National Social Awareness Fund, Inc.
-----------------------------------------------------------------------------------
 Special Opportunities Fund     Lincoln National Special Opportunities Fund, Inc.


   Delaware Management Company (the "Adviser") is the investment adviser to both the Acquired Funds and the Acquiring Funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

   The members of the Board of Trustees of the Acquiring Trust and the members of the Board of Directors of each Acquired Fund are the same persons (collectively, the "Board"). The Board has determined that it is in the best interests of the Acquiring Trust, the Acquiring Funds, the Acquired Funds and the stockholders and beneficial owners of the Acquired Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

   The Acquiring Trust, the Acquiring Funds, and the Acquired Funds intend that the transactions contemplated herein each qualify as a "plan of reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

                                   ARTICLE I

                              The Effective Time

   The Effective Time of the Reorganization ("Effective Time") shall be at 4:01 p.m. Eastern Standard Time on April 30, 2003, or such other time as shall be specified by the Board or the appropriate officers of the Acquiring Trust pursuant to authority granted by the Board.

   In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Funds or Acquired Funds is disrupted on the date of the Effective Time so that, in the judgment of the Board (or appropriate officers acting under the authority of the Board), accurate appraisal of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

                              The Reorganization

   At the Effective Time, the assets and liabilities, whether known or unknown, of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund and the separate existence of the Acquired Fund will cease. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund. Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Effective Time. At the Effective Time, holders of each class of shares of each Acquired Fund representing interests in the corresponding Acquired Fund ("Acquired Fund Shares") shall become holders of the same class of shares of such stock representing interests in the Acquiring Fund ("Acquiring Fund Shares"). In addition, the appropriate officers of the Acquiring Trust shall amend the Acquiring Trust's Declaration of Trust to reflect the reclassification of Acquired Fund Shares as Acquiring Fund Shares.

                                  ARTICLE II

                              Transfer of Assets

   Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares and all of the liabilities of the Acquired Fund will be assumed by the Acquiring Fund.

                               Exchange of Stock

   At the Effective Time, each Acquired Fund will exchange each outstanding Acquired Fund Shares of each class for a number of corresponding Acquiring Fund Shares of the same class as set forth below. The number of full and fractional Acquiring Fund Shares to be issued to holders of Acquired Fund Shares will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the day of the Effective Time. The number of Acquiring Fund Shares to be issued to each holder of Acquired Fund Shares shall be determined by multiplying the number of Acquired Fund Shares to be exchanged by the stockholder by a fraction, the denominator of which is the net asset value per share of Acquiring Fund Shares and the numerator of which is the net asset value per share of Acquired Fund Shares. The net asset value of the Acquired Fund and the net asset value of the Acquiring Fund shall be determined in accordance with methods set forth in the Acquired Fund's and Acquiring Trust's, respectively, current Form N-lA registration statement and valuation procedures then in effect. In the alternative, the officers of each the Acquired Fund and the corresponding Acquiring Fund may set the net asset value per share at the Effective Time.

   Promptly after the Effective Time, the Acquiring Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Fund Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Fund Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

                                  ARTICLE III

               Other Conditions Precedent to the Reorganization

   To the extent required by the Acquired Fund's Bylaws, the Board will call a meeting of the holders of the Acquired Fund Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval. Prior to the Effective Time, the holders of the Acquired Fund Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of each Acquired Fund's Bylaws.

   Prior to any meeting of the holders of Acquired Fund Shares, each Acquired Fund shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

   Prior to the Effective Time, the Acquiring Trust and the Acquired Funds will receive an opinion of tax counsel substantially to the effect that:

    1. The acquisition, pursuant to the Plan of Reorganization, by an Acquiring Fund of the assets of the corresponding Acquired Fund in exchange for Acquiring Fund Shares will constitute a reorganization within the meaning Section 368(a)(1)(F) of the Code;

    2. No gain or loss will be recognized by an Acquired Fund upon the transfer of all of its assets to the Acquiring Fund;

    3. The tax basis of the assets of an Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

    4. The holding period of the assets of an Acquired Fund transferred to the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

    5. No gain or loss will be recognized by an Acquiring Fund upon its receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund;

    6. No gain or loss will be recognized by the holders of Acquired Fund Shares upon their receipt of Acquiring Fund Shares in exchange for their Acquired Fund Shares;

    7. The basis of the Acquiring Fund Shares received by holders of Acquired Fund Shares will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

    8. The holding period of Acquiring Fund Shares received by holders of Acquired Fund Shares will include the holding period of the Acquired Fund Shares exchanged therefor, provided that, at the time of the exchange, the Acquired Fund Shares were held as capital assets.

                                  ARTICLE IV

                                 Miscellaneous

   At any time prior to the Effective Time, the Plan of Reorganization may be terminated by the Board (or appropriate officers of the Acquiring Trust or any Acquired Fund acting under the authority of the Board) or be abandoned. In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of an Acquired Fund, an Acquiring Fund, the Acquiring Trust or the holders of Acquired Fund Shares or Acquiring Fund Shares.

   The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

                                   EXHIBIT B

                        PRO FORMA FINANCIAL INFORMATION

             CURRENT AND PRO FORMA ANNUAL FUND OPERATING EXPENSES+

                                                Aggressive Growth Fund                     Bond Fund
                                                     Pro     Pro       Pro               Pro     Pro       Pro
                                          Current* Forma** Forma*** Forma**** Current* Forma** Forma*** Forma****
-----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses:
  (as a percentage of average net assets)
   Management Fees.......................   0.72%   0.72%    0.72%    0.72%     0.42%   0.42%    0.40%    0.42%
   Distribution and/or Service (12b-1)
     Fees................................   none    none     none     none      none    none     none     none
   Other Expenses........................   0.09%   0.11%    0.09%    0.11%     0.11%   0.13%    0.11%    0.13%
Total Annual Fund Operating Expenses.....   0.81%   0.83%    0.81%    0.83%     0.53%   0.55%    0.51%    0.55%
-----------------------------------------------------------------------------------------------------------------

                                               Capital Appreciation Fund              Equity-Income Fund
                                                     Pro     Pro       Pro               Pro     Pro       Pro
                                          Current* Forma** Forma*** Forma**** Current* Forma** Forma*** Forma****
-----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses:
  (as a percentage of average net assets)
   Management Fees.......................   0.72%   0.72%    0.72%    0.72%     0.73%   0.73%    0.73%    0.73%
   Distribution and/or Service (12b-1)
     Fees................................   none    none     none     none      none    none     none     none
   Other Expenses........................   0.06%   0.06%    0.06%    0.06%     0.07%   0.08%    0.07%    0.08%
Total Annual Fund Operating Expenses.....   0.78%   0.78%    0.78%    0.78%     0.80%   0.81%    0.80%    0.81%
-----------------------------------------------------------------------------------------------------------------

                                                Growth and Income Fund           Global Asset Allocation Fund
                                                     Pro     Pro       Pro               Pro     Pro       Pro
                                          Current* Forma** Forma*** Forma**** Current* Forma** Forma*** Forma****
-----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses:
  (as a percentage of average net assets)
   Management Fees.......................   0.32%   0.32%    0.31%    0.32%     0.73%   0.73%    0.73%    0.73%
   Distribution and/or Service (12b-1)
     Fees................................   none    none     none     none      none    none     none     none
   Other Expenses........................   0.04%   0.04%    0.04%    0.04%     0.23%   0.26%    0.23%    0.26%
Total Annual Fund Operating Expenses.....   0.36%   0.36%    0.35%    0.36%     0.96%   0.99%    0.96%    0.99%
-----------------------------------------------------------------------------------------------------------------

                                                  International Fund                     Managed Fund
                                                     Pro     Pro       Pro               Pro     Pro       Pro
                                          Current* Forma** Forma*** Forma**** Current* Forma** Forma*** Forma****
-----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses:
  (as a percentage of average net assets)
   Management Fees.......................   0.84%   0.84%    0.84%    0.84%     0.38%   0.38%    0.36%    0.38%
   Distribution and/or Service (12b-1)
     Fees................................   none    none     none     none      none    none     none     none
   Other Expenses........................   0.15%   0.17%    0.15%    0.17%     0.09%   0.10%    0.09%    0.10%
Total Annual Fund Operating Expenses.....   0.99%   1.01%    0.99%    1.01%     0.47%   0.48%    0.45%    0.48%
-----------------------------------------------------------------------------------------------------------------

                                                   Money Market Fund                 Social Awareness Fund
                                                     Pro     Pro       Pro               Pro     Pro       Pro
                                          Current* Forma** Forma*** Forma**** Current* Forma** Forma*** Forma****
-----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses:
  (as a percentage of average net assets)
   Management Fees.......................   0.45%   0.45%    0.43%    0.45%     0.34%   0.34%    0.32%    0.34%
   Distribution and/or Service (12b-1)
     Fees................................   none    none     none     none      none    none     none     none
   Other Expenses........................   0.09%   0.11%    0.09%    0.11%     0.06%   0.06%    0.06%    0.06%
Total Annual Fund Operating Expenses.....   0.54%   0.56%    0.52%    0.56%     0.40%   0.40%    0.38%    0.40%
-----------------------------------------------------------------------------------------------------------------

                                                  Special Opportunities Fund
                                                         Pro     Pro       Pro
                                              Current* Forma** Forma*** Forma****
---------------------------------------------------------------------------------
Annual Fund Operating Expenses:
  (as a percentage of average net assets)
   Management Fees.......................       0.41%   0.41%    0.40%    0.41%
   Distribution and/or Service (12b-1)
     Fees................................       none    none     none     none
   Other Expenses........................       0.07%   0.08%    0.07%    0.08%
Total Annual Fund Operating Expenses.....       0.48%   0.49%    0.47%    0.49%
---------------------------------------------------------------------------------

--------
+ The Annual Fund Operating Expenses shown (both current and pro forma) do not reflect separate account expenses, including sales loads, that you may pay.
* Annual Fund Operating Expenses for the fiscal year ending December 31, 2001. ** Annual Fund Operating Expenses assuming the approval of both proposal 2
   (reorganization into Delaware business trust) and proposal 4 (approval of new investment management agreement)
***Annual Fund Operating Expenses assuming the approval of only proposal 2
   (reorganization into Delaware business trust)
****Annual Fund Operating Expenses assuming the approval of only proposal 4
    (approval of new investment management agreement)

                                   EXHIBIT C

                        INVESTMENT MANAGEMENT AGREEMENT

   THIS AGREEMENT, made by and between each of the Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc. (each individually, a "Fund" and, collectively, the "Funds"), each of which is a Maryland corporation, and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware business trust (the "Investment Manager").

                         W  I  T  N  E  S  S  E  T  H:

   WHEREAS, each of the Funds has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities; and

   WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940 as an investment adviser and engages in the business of providing investment management services; and

   WHEREAS, each Fund and the Investment Manager desire to enter into this Agreement.

   NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

   1. Each Fund hereby employs the Investment Manager to manage the investment and reinvestment of each Fund's assets and to administer its affairs, subject to the direction of the Fund's Board of Directors and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Funds in any way, or in any way be deemed an agent of the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund's objectives and policies. The Investment Manager shall furnish the Board of Directors of each Fund with such information and reports regarding each Fund's investments as the Investment Manager deems appropriate or as the Board of Directors of each Fund may reasonably request.

   2. Each Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In conducting its own business and affairs, each Fund may utilize its directors, officers and employees; may utilize the facilities and personnel of the Investment Manager and its affiliates; and may enter into agreements with third parties, either affiliated or non-affiliated, to perform any of these functions. In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, each Fund, the Investment Manager and its affiliates may share facilities common to each, which may include, without limitation, legal and accounting personnel, with appropriate proration of expenses between them. Directors, officers and employees of the Investment Manager or its affiliates may be directors, trustees and/or officers of any of the investment companies within the Lincoln Financial Group family. Directors, officers and employees of the Investment Manager or its affiliates who are directors, trustees, and/or officers of these investment companies shall not receive any compensation from such investment companies for acting in such dual capacity.

   3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Funds, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a "Sub-Adviser") or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and NASD Regulation, Inc.

   (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of each Fund, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager or any Sub-Adviser exercises investment discretion.


   4. As compensation for the services to be rendered to each Fund by the Investment Manager under the provisions of this Agreement, each Fund shall pay monthly to the Investment Manager exclusively from that Fund's assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Schedule A hereto.


   If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.


   5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time with the approval of the Board of Directors. At such time, the Investment Manager shall assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the approval of the Board and any requisite shareholder approval is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.


   6. The services to be rendered by the Investment Manager to each Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

   7. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to any Fund or to any other investment company, corporation, association, firm or individual.

   8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as each Fund's investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such investment companies.

   9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to each Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.


   10. This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to each Fund as of the effective date set forth in Schedule A for that Fund, if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund by the Fund at any time, without the payment of a penalty, on not more than sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement as to any Fund at any time, without the payment of a penalty, on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement as to a Fund, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

   11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

   12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the 1940 Act.



   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the 1st day of January, 2003.

                                              DELAWARE MANAGEMENT COMPANY, a
                                                Series of Delaware Management
                                                Business Trust

                                              By: ______________________________
                                              Name:
                                              Title:

                                              LINCOLN NATIONAL AGGRESSIVE
                                                GROWTH FUND, INC.
                                              LINCOLN NATIONAL BOND FUND, INC.
                                              LINCOLN NATIONAL CAPITAL
                                                APPRECIATION FUND, INC.
                                              LINCOLN NATIONAL EQUITY-INCOME
                                                FUND, INC.
                                              LINCOLN NATIONAL GROWTH AND
                                                INCOME FUND, INC.
                                              LINCOLN NATIONAL GLOBAL ASSET
                                                ALLOCATION FUND, INC.
                                              LINCOLN NATIONAL INTERNATIONAL
                                                FUND, INC.
                                              LINCOLN NATIONAL MANAGED FUND,
                                                INC.
                                              LINCOLN NATIONAL MONEY MARKET
                                                FUND, INC.
                                              LINCOLN NATIONAL SOCIAL AWARENESS
                                                FUND, INC.
                                              LINCOLN NATIONAL SPECIAL
                                                OPPORTUNITIES FUND, INC.

                                              By: ______________________________
                                              Name:
                                              Title:

                                  SCHEDULE A



   THIS SCHEDULE A to the Investment Management Agreement between each of the Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond, Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc. (individually, "Fund"), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the "Investment Manager") (the "Agreement"), lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund:


                                                             Management Fee Schedule
                                                           (as a percentage of average
                                                                daily net assets)
                     Fund Name                                     Annual Rate                Effective Date
                     ---------                             ---------------------------        --------------
Lincoln National Aggressive Growth Fund, Inc.       .75 of 1% of the first $200 million;      January 1, 2003
                                                    .70 of 1% of the next $200 million; and
                                                    .65 of 1% of the excess over $400 million

Lincoln National Bond Fund, Inc.                    .48 of 1% of the first $200 million;      January 1, 2003
                                                    .40 of 1% of the next $200 million; and
                                                    .30 of 1% of the excess over $400 million

Lincoln National Capital Appreciation Fund, Inc.    .75 of 1% of the first $500 million; and  January 1, 2003
                                                    .70 of 1% of the excess over $500 million

Lincoln National Equity-Income Fund, Inc.           .75 of 1% of the first $500 million; and  January 1, 2003
                                                    .70 of 1% of the excess over $500 million

Lincoln National Growth and Income Fund, Inc.       .48 of 1% of the first $200 million;      January 1, 2003
                                                    .40 of 1% of the next $200 million; and
                                                    .30 of 1% of the excess over $400 million

Lincoln National Global Asset Allocation Fund, Inc. .75 of 1% of the first $200 million;      January 1, 2003
                                                    .70 of 1% of the next $200 million; and
                                                    .68 of 1% of the excess over $400 million

Lincoln National International Fund, Inc.           .90 of 1% of the first $200 million;      January 1, 2003
                                                    .75 of 1% of the next $200 million; and
                                                    .60 of 1% of the excess over $400 million

Lincoln National Managed Fund, Inc.                 .48 of 1% of the first $200 million;      January 1, 2003
                                                    .40 of 1% of the next $200 million; and
                                                    .30 of 1% of the excess over $400 million

Lincoln National Money Market Fund, Inc.            .48 of 1% of the first $200 million;      January 1, 2003
                                                    .40 of 1% of the next $200 million; and
                                                    .30 of 1% of the excess over $400 million

Lincoln National Social Awareness Fund, Inc.        .48 of 1% of the first $200 million;      January 1, 2003
                                                    .40 of 1% of the next $200 million; and
                                                    .30 of 1% of the excess over $400 million

Lincoln National Special Opportunities Fund, Inc.   .48 of 1% of the first $200 million;      January 1, 2003
                                                    .40 of 1% of the next $200 million; and
                                                    .30 of 1% of the excess over $400 million

                                   EXHIBIT D


                    OTHER INVESTMENT COMPANY CLIENTS OF DMC

   DMC serves as investment adviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at August 31, 2002.


                                                                                                     Approximate
                                                                                                        Assets
                                       Name of Other Funds Having                                 (in millions as of
   Name of Lincoln National Fund      Similar Investment Objectives       Advisory Fee Rate        August 31, 2002)
------------------------------------ ------------------------------- ---------------------------- ------------------
Lincoln National Aggressive Growth   Delaware VIP Trend Series       0.75% on the first             $440.1 million
Fund, Inc.                                                           $500 million
                                                                     0.70% on the next
                                                                     $500 million
                                                                     0.65% on the next
                                                                     $1.5 billion
                                                                     0.60% on assets in excess of
                                                                     $2.5 billion +

                                     Delaware VIP Growth             0.75% on the first             $93.1 million
                                     Opportunities Series            $500 million
                                                                     0.70% on the next
                                                                     $500 million
                                                                     0.65% on the next
                                                                     $1.5 billion
                                                                     0.60% on assets in excess of
                                                                     $2.5 billion ++

Lincoln National Bond Fund, Inc.     No Comparable Fund

Lincoln National Capital             Delaware VIP U.S. Growth Series 0.65% on the first             $11.3 million
Appreciation Fund, Inc.                                              $500 million
                                                                     0.60% on the next
                                                                     $500 million
                                                                     0.55% on the next
                                                                     $1.5 billion
                                                                     0.50% on assets in excess of
                                                                     $2.5 billion +++

Lincoln National Equity-Income       Delaware VIP Large Cap Value    0.65% on the first             $277.1 million
Fund, Inc.                           Series (formerly Delaware VIP   $500 million
                                     Growth and Income)              0.60% on the next
                                                                     $500 million
                                                                     0.55% on the next
                                                                     $1.5 billion
                                                                     0.50% on assets in excess of
                                                                     $2.5 billion +++

Lincoln National Global Asset        No Comparable Fund
Allocation Fund, Inc.

Lincoln National Growth and Income   Delaware VIP Devon Series       0.65% on the first             $22.8 million
Fund, Inc.                                                           $500 million
                                                                     0.60% on the next
                                                                     $500 million
                                                                     0.55% on the next
                                                                     $1.5 billion
                                                                     0.50% on assets in excess of
                                                                     $2.5 billion +++

Lincoln National International Fund, No Comparable Fund
Inc.

                                                                                                     Approximate
                                                                                                        Assets
                                      Name of Other Funds Having                                  (in millions as of
   Name of Lincoln National Fund     Similar Investment Objectives        Advisory Fee Rate        August 31, 2002)
----------------------------------- -------------------------------- ---------------------------- ------------------

Lincoln National Managed Fund, Inc. Delaware VIP Balanced Series     0.65% on the first             $62.1 million
                                                                     $500 million
                                                                     0.60% on the next
                                                                     $500 million
                                                                     0.55% on the next
                                                                     $1.5 billion
                                                                     0.50% on assets in excess of
                                                                     $2.5 billion +++

Lincoln National Money Market       Delaware VIP Cash Reserve Series 0.45% on the first             $39.7 million
Fund, Inc.                                                           $500 million
                                                                     0.40% on the next
                                                                     $500 million
                                                                     0.35% on the next
                                                                     $1.5 billion
                                                                     0.30% on assets in excess of
                                                                     $2.5 billion +++

Lincoln National Social Awareness   Delaware VIP Social Awareness    0.75% on the first              $17 million
Fund, Inc.                          Series                           $500 million
                                                                     0.70% on the next
                                                                     $500 million
                                                                     0.65% on the next
                                                                     $1.5 billion
                                                                     0.60% on assets in excess of
                                                                     $2.5 billion ++++

Lincoln National Special            No Comparable Fund
Opportunities Fund, Inc.

--------
+ The advisor is waiving fees and paying expenses through April 30, 2003, to the extent necessary to limit annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, to 0.95% of average daily net assets.
++ The advisor is waiving fees and paying expenses through April 30, 2003, to the extent necessary to limit annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, to 0.90% of average daily net assets.
+++The advisor is waiving fees and paying expenses through April 30, 2003, to the extent necessary to limit annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, to 0.80% of average daily net assets.
++++The advisor is waiving fees and paying expenses through April 30, 2003, to the extent necessary to limit annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, to 0.85% of average daily net assets.

                                   EXHIBIT E

               FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE AMENDED


-----------------------------------------------------------------------------------------------------------------

   Current          Aggressive Growth              Bond Fund        Capital Appreciation      Equity-Income
 Restriction                                                                                      Fund
-----------------------------------------------------------------------------------------------------------------
Industry      The Fund may not purchase     The Fund may not        The Fund may not     The Fund may not
Concentration any security (other than      invest more than 25%    invest more than 25% purchase the
              securities issued or          of its total assets in  of the value of its  securities of any
              guaranteed by the U.S.        the securities of       assets in any        issuer (other than
              Government or its agencies    issuers in any one      particular industry. securities issued or
              or instrumentalities) if,     industry. For                                guaranteed by the
              immediately after and as a    purposes of this                             U.S. Government or
              result of such investment     restriction, gas,                            any of its agencies or
              (a) more than 5% of the       electric, water and                          instrumentalities) if,
              value of its total assets     telephone utilities are                      as a result, more than
              would be invested in          treated as separate                          25% of its total assets
              securities of the issuer,     industries.                                  would be invested in
              except that, as to 25% of its                                              the securities of
              total assets, up to 10% of                                                 companies whose
              its total assets may be                                                    principal business
              invested in securities issued                                              activities are in the
              or guaranteed as to                                                        same industry.
              payment of interest and
              principal by a foreign
              government or its agencies
              or instrumentalities or by a
              multinational agency, or
              (b) it would hold more than
              10% of the voting
              securities of the issuer, or
              (c) more than 25% of the
              value of its assets would be
              invested in a single
              industry. Each of the
              electric utility, natural gas
              distribution, natural gas
              pipeline, combined electric
              and natural gas utility, and
              telephone industries shall
              be considered as a separate
              industry for this purpose.
-----------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------

   Current         Global Asset          Growth and Income
 Restriction      Allocation Fund              Fund
-------------------------------------------------------------
Industry      The Fund may not        The Fund may not
Concentration invest more than 25%    invest more than 25%
              of the value of its     of its total assets in
              total assets in any one the securities of
              industry.               issuers in any one
                                      industry. For
                                      purposes of this
                                      restriction, gas,
                                      electric, water and
                                      telephone utilities are
                                      treated as separate
                                      industries.
























-------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

  Current       Aggressive Growth            Bond Fund         Capital Appreciation     Equity-Income Fund
Restriction
-------------------------------------------------------------------------------------------------------------
Real Estate  The Fund may not         The Fund may not        The Fund may not        The Fund may not
             buy or sell real estate  purchase or sell real   invest directly in real purchase or sell real
             or commodities or        estate or interests     estate or interests in  estate unless acquired
             commodity contracts;     therein, although it    real estate; however,   as a result of
             however, it may          may purchase            the Fund may own        ownership of
             invest in debt           securities of issuers   debt or equity          securities or other
             securities secured by    which engage in real    securities issued by    instruments (but this
             real estate or interests estate operations or    companies engaged in    shall not prevent the
             therein, or issued by    securities which are    those businesses.       Fund from investing
             companies which          secured by interests in                         in securities or other
             invest in real estate or real estate.                                    instruments backed by
             interests therein,                                                       real estate or
             including real estate                                                    securities of
             investment trusts, and                                                   companies engaged in
             may purchase or sell                                                     the real estate
             currencies (including                                                    business).
             forward currency
             contracts) and
             financial futures
             contracts and options
             thereon.
-------------------------------------------------------------------------------------------------------------
Underwriting The Fund may not         The Fund may not        The Fund may not act    The Fund may not
             engage in the business   underwrite the          as an underwriter of    underwrite securities
             of underwriting          securities of other     securities issued by    issued by others,
             securities of other      issuers, except insofar others, except to the   except to the extent
             issuers, except to the   as the Fund may be      extent that the Fund    that the Fund may be
             extent that the          deemed an               may be deemed an        considered an
             disposal of an           underwriter under the   underwriter in          underwriter within the
             investment position      Securities Act of 1933  connection with the     meaning of the
             may technically cause    in disposing of         disposition of its      Securities Act of 1933
             the Fund to be           portfolio securities.   portfolio securities.   in the disposition of
             considered an                                                            restricted securities.
             underwriter as that
             term is defined under
             the Securities Act of
             1933, as amended.
-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------

  Current         Global Asset          Growth and Income
Restriction      Allocation Fund              Fund
------------------------------------------------------------
Real Estate  The Fund may not        The Fund may not
             purchase or sell real   purchase or sell real
             estate, although it may estate or interests
             purchase securities     therein, although it
             which are secured by    may purchase
             or represent interests  securities of issuers
             in real estate.         which engage in real
              estate operations or
              securities which are
              secured by interests in
              real estate.










------------------------------------------------------------
Underwriting The Fund may not        The Fund may not
             underwrite securities   underwrite the
             issued by other         securities of other
             persons except to the   issuers, except insofar
             extent that, in         as the Fund may be
             connection with         deemed an
             disposition of its      underwriter under the
             portfolio investments,  Securities Act of 1933
             it may be deemed to     in disposing of
             be an underwriter       portfolio securities.
             under certain federal
             securities laws.



------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

  Current        Aggressive Growth             Bond Fund         Capital Appreciation       Equity-Income
Restriction                                                                                     Fund
---------------------------------------------------------------------------------------------------------------
Lending      The Fund may not make      The Fund may not        The Fund may not        The Fund may not
             loans in an aggregate      make loans except       lend any security or    lend any security or
             amount in excess of one-   that it may lend its    make any other loan     make any other loan
             third of its total assets, portfolio securities if if, as a result, more   if, as a result, more
             taken at the time any loan such loans are fully    than 25% of the         than 33 1/3% of its
             is made, provided that     collateralized and      Fund's total assets     total assets would be
             entering into certain      such loans of           would be lent to other  lent to other parties,
             repurchase agreements      securities do not       parties (but this       but this limitation
             and purchasing debt        exceed 15% of its       limitation does not     does not apply to
             securities shall not be    total assets at any one apply to purchases of   purchases of debt
             deemed loans for the       time. See Lending of    commercial paper,       securities or to
             purposes of this           Portfolio Securities.   debt securities or      repurchase
             restriction.               The purchase of debt    repurchase              agreements.
                                        securities (including   agreements).
                                        loan participation
                                        certificates) and the
                                        entry into repurchase
                                        agreements are not
                                        considered the
                                        making of loans.

---------------------------------------------------------------------------------------------------------------
Commodities  The Fund may not buy or    The Fund may not        The Fund may not        The Fund may not
Or Commodity sell real estate or        purchase or sell        purchase or sell        purchase or sell
Futures      commodities or             commodities or          physical commodities    physical commodities
             commodity contracts;       commodity futures       other than foreign      unless acquired as a
             however, it may invest in  contracts, except       currencies unless       result of ownership of
             debt securities secured by financial futures       acquired as a result of securities or other
             real estate or interests   contracts and options   ownership of            instruments (but this
             therein, or issued by      thereon.                securities (but this    shall not prevent the
             companies which invest in                          limitation shall not    Fund from purchasing
             real estate or interests                           prevent the Fund from   or selling options and
             therein, including real                            purchasing or selling   futures contracts or
             estate investment trusts,                          options, futures,       from investing in
             and may purchase or sell                           swaps and forward       securities or other
             currencies (including                              contracts or from       instruments backed
             forward currency                                   investing in securities by physical
             contracts) and financial                           or other instruments    commodities).
             futures contracts and                              backed by physical
             options thereon.                                   commodities).
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------

  Current        Global Asset         Growth and Income
Restriction     Allocation Fund             Fund
----------------------------------------------------------
Lending      The Fund may not      The Fund may not
             make loans, except by make loans except
             purchase of debt      that it may lend its
             obligations in which  portfolio securities if
             the Fund may invest   such loans are fully
             consistent with its   collateralized and
             investment policies,  such loans of
             by entering into      securities do not
             repurchase            exceed one-third of
             agreements with       its total assets at any
             respect to not more   one time. See
             than 25% of its total Lending of Portfolio
             assets (taken at      Securities. The
             current value), or    purchase of debt
             through the lending   securities including
             of its portfolio      loan participation
             securities with       certificates and the
             respect to not more   entry into repurchase
             than 25% of its       agreements are not
             assets.               considered the
                                   making of loans.
----------------------------------------------------------
Commodities  The Fund may not      The Fund may not
Or Commodity purchase or sell      purchase or sell
Futures      commodities or        commodities or
             commodity contracts,  commodity futures
             except that the Fund  contracts, except
             may write and         financial futures
             purchase options on   contracts and options
             financial futures     thereon.
             contracts.









----------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

  Current      Aggressive Growth          Bond Fund         Capital Appreciation   Equity-Income Fund        Global Asset
Restriction                                                                                                 Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
Borrow Money The Fund may not      The Fund may not                              The Fund may not        The Fund may not
             borrow money, except  borrow money, except                          borrow money, except    borrow money in
             from banks for        for temporary or                              that the Fund (a) may   excess of 10% of the
             temporary or          emergency purposes                            borrow money for        value (taken at the
             emergency purposes    and not exceeding 5%                          temporary or            lower of cost or
             not in excess of one- (taken at the lower                           emergency purposes      current value) of its
             third of the value of cost or current value)                        (not for leveraging or  total assets (not
             its total assets.     of its total assets (not                      investment) or          including the amount
                                   including the amounts                         (b) engage in reverse   borrowed) at the time
                                   borrowed).                                    repurchase              the borrowing is
                                                                                 agreements, provided    made, and then only
                                                                                 that (a) and (b) in     from banks as a
                                                                                 combination             temporary measure to
                                                                                 (borrowings) do not     facilitate the meeting
                                                                                 exceed 25% of its       of redemption
                                                                                 total assets (including requests (not for
                                                                                 the amount borrowed)    leverage) which might
                                                                                 less liabilities (other otherwise require the
                                                                                 than borrowings). Any   untimely disposition
                                                                                 borrowings that come    of portfolio
                                                                                 to exceed 25% of the    investments or for
                                                                                 value of the Fund's     extraordinary or
                                                                                 total assets by reason  emergency purposes.
                                                                                 of a decline in net     Such borrowings will
                                                                                 assets will be reduced  be repaid before any
                                                                                 within three days       additional investments
                                                                                 (exclusive of Sundays   are purchased.
                                                                                 and holidays) to the
                                                                                 extent necessary to
                                                                                 comply with the 25%
                                                                                 limitation.
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------

  Current       Growth and Income
Restriction           Fund
-------------------------------------
Borrow Money The Fund may not
             borrow money, except
             for temporary or
             emergency purposes
             and not exceeding 5%
             (taken at the lower of
             cost or current value)
             of its total assets (not
             including the amounts
             borrowed).





















-------------------------------------

----------------------------------------------------------------------------------------------------------------

  Current       Aggressive Growth            Bond Fund          Capital Appreciation      Equity-Income Fund
Restriction
----------------------------------------------------------------------------------------------------------------
Issue Senior The Fund may not         The Fund may not        The Fund may not         The Fund may not
Securities   issue senior securities, issue senior securities issue senior securities, issue senior securities,
             except as permitted      as defined in the 1940  except as permitted      except as permitted
             under the 1940 Act.      Act except insofar as   under the 1940 Act.      under the 1940 Act.
                                      the Fund may be
                                      deemed to have issued
                                      a senior security by
                                      borrowing money in
                                      accordance with
                                      restrictions described
                                      above. (For the
                                      purpose of this
                                      restriction, collateral
                                      arrangements with
                                      respect to the writing
                                      of options and initial
                                      margin deposits for
                                      futures contracts and
                                      the purchase or sale of
                                      futures contracts are
                                      not deemed to be the
                                      issuance of a senior
                                      security.)

----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------

  Current        Global Asset          Growth and Income
Restriction     Allocation Fund              Fund
-----------------------------------------------------------
Issue Senior The Fund may not       The Fund may not
Securities   issue any class of     issue senior securities
             securities which is    as defined in the 1940
             senior to the Fund's   Act except insofar as
             stock. (For purposes   the Fund may be
             of this restriction,   deemed to have issued
             collateral             a senior security by
             arrangements with      borrowing money in
             respect to the writing accordance with the
             of options are not     restrictions described
             deemed to be the       previously. (For the
             issuance of a senior   purpose of this
             security.)             restriction, collateral
                                    arrangements with
                                    respect to the writing
                                    of options and initial
                                    margin deposits for
                                    futures contracts and
                                    the purchase or sale of
                                    futures contracts are
                                    not deemed to be the
                                    issuance of a senior
                                    security.)

-----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

    Current         Aggressive Growth            Bond Fund               Capital           Equity-Income Fund
  Restriction                                                          Appreciation
-----------------------------------------------------------------------------------------------------------------
Diversification The Fund may not          The Fund may not        The Fund may not       With respect to 75%
                purchase any security     hold more than 10%      own more than 10%      of the Fund's total
                (other than securities    of the outstanding      of the outstanding     assets, the Fund may
                issued or guaranteed by   voting securities of    voting securities of   not purchase the
                the U.S. Government or    any one issuer.         any one issuer and, as securities of any
                its agencies or                                   to 75% of the value    issuer (other than
                instrumentalities) if,    The Fund may not        of the total assets of securities issued or
                immediately after and     invest in the           the Fund, purchase     guaranteed by
                as a result of such       securities of any one   the securities of any  the U.S. Government
                investment (a) more       issuer unless at least  one issuer (except     or any of its agencies
                than 5% of the value of   75% of the value of     cash item and          or instrumentalities)
                its total assets would be the Fund's total assets government securities  if, as a result,
                invested in securities of is represented by:      as defined under the   (a) more than 5%
                the issuer, except that,  (a) U.S. Government     1940 Act), if          of the Funds' total
                as to 25% of its total    obligations, cash and   immediately after and  assets would be
                assets, up to 10% of its  cash items,             as a result of such    invested in the
                total assets may be       (b) securities of other purchase the value of  securities of that
                invested in securities    investment              the holdings of the    issuer, or (b) the Fund
                issued or guaranteed as   companies, and          Fund in the securities would hold more than
                to payment of interest    (c) securities of       of such issuer         10% of the
                and principal by a        issuers as to each of   exceeds 5% of the      outstanding voting
                foreign government or     which, at the time the  value of the Fund's    securities of that
                its agencies or           investment was made,    total assets. (With    issuer.
                instrumentalities or by a the Fund's              respect to the
                multinational agency, or  investment in the       remaining 25% of the
                (b) it would hold more    issuer did not exceed   Fund's total assets,
                than 10% of the voting    5% of the Fund's        the Fund does not
                securities of the issuer, total assets.           anticipate that any
                or (c) more than 25% of                           more than 15% of the
                the value of its assets                           Fund's total assets
                would be invested in a                            would be invested in
                single industry. Each of                          the securities of a
                the electric utility,                             single issuer at any
                natural gas distribution,                         time, other than those
                natural gas pipeline,                             of the U.S.
                combined electric and                             Government, its
                natural gas utility, and                          agencies and
                telephone industries                              instrumentalities.)
                shall be considered as a
                separate industry for
                this purpose.
-----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------

    Current          Global Asset          Growth and Income
  Restriction       Allocation Fund              Fund
---------------------------------------------------------------
Diversification The Fund may not        The Fund may not
                acquire more than       invest in the
                10% of the voting       securities of any one
                securities of any       issuer unless at least
                issuer.                 75% of the value of
                                        the Fund's total assets
                The Fund may not        is represented by:
                invest in securities of (a) U.S. Government
                any issuer if,          obligations, cash and
                immediately after       cash items,
                such investment,        (b) securities of other
                more than 5% of the     investment
                total assets of the     companies, and
                Fund (taken at current  (c) securities of
                value) would be         issuers as to each of
                invested in the         which, at the time the
                securities of such      investment was made,
                issuer; provided that   the Fund's
                this limitation does    investment in the
                not apply to securities issuer did not exceed
                issued by the U.S.      5% of the Fund's
                Government or its       total assets.
                agencies or
                instrumentalities
                (U.S. Government
                obligations).















---------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

   Current         International Fund               Managed Fund                 Money Market
 Restriction
-------------------------------------------------------------------------------------------------------
Industry      The Fund may not invest       The Fund may not invest      The Fund may not invest
Concentration more than 25% of its total    more than 25% of its total   more than 25% of its total
              assets in the securities of   assets in the securities of  assets in the securities of
              issuers in any one industry.  issuers in any one industry. issuers in any one industry.
              For purposes of this          For purposes of this         For purposes of this
              restriction, gas, electric,   restriction, gas, electric,  restriction, gas, electric,
              water and telephone utilities water and telephone          water and telephone utilities
              are treated as separate       utilities are treated as     are treated as separate
              industries; also, the term    separate industries.         industries. This restriction
              industry does not include the                              does not apply to
              U.S. Government, or its                                    obligations issued by banks
              agencies or                                                (excluding foreign branches
              instrumentalities. However,                                of U.S. banks and U.S.
              a foreign government                                       branches of foreign banks)
              (including its agencies,                                   or issued or guaranteed by
              instrumentalities, or a                                    the U.S. Government, its
              country Fund) is deemed to                                 agencies and
              be one industry.                                           instrumentalities.
-------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------

   Current          Social Awareness          Special Opportunities
 Restriction
-----------------------------------------------------------------------
Industry      The Fund may not invest      The Fund may not invest
Concentration more than 25% of its total   more than 25% of its total
              assets in the securities of  assets in the securities of
              issuers in any one industry. issuers in any one industry.
              For purposes of this         For purposes of this
              restriction, gas, electric,  restriction, gas, electric,
              water and telephone          water and telephone
              utilities are treated as     utilities are treated as
              separate industries.         separate industries.









-----------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

  Current         International Fund               Managed Fund                  Money Market
Restriction
-------------------------------------------------------------------------------------------------------
Real Estate  The Fund may not              The Fund may not              The Fund may not
             purchase or sell real estate  purchase or sell real estate  purchase or sell real estate
             or interests therein          or interests therein,         or interests therein,
             (including real estate        although it may purchase      although it may purchase
             limited partnership           securities of issuers which   securities of issuers which
             programs), although it may    engage in real estate         engage in real estate
             purchase securities of        operations or securities      operations or securities
             issuers which engage in       which are secured by          which are secured by
             real estate operations or     interests in real estate.     interests in real estate.
             securities which are
             secured by interests in real
             estate.
-------------------------------------------------------------------------------------------------------
Underwriting The Fund may not              The Fund may not              The Fund may not
             underwrite the securities of  underwrite the securities of  underwrite the securities of
             other issuers, except         other issuers, except         other issuers, except
             insofar as the Fund may be    insofar as the Fund may be    insofar as the Fund may be
             deemed an underwriter         deemed an underwriter         deemed an underwriter
             under the Securities Act of   under the Securities Act of   under the Securities Act of
             1933 in disposing of          1933 in disposing of          1933 in disposing of
             portfolio securities.         portfolio securities.         portfolio securities.
-------------------------------------------------------------------------------------------------------
Lending      The Fund may not make         The Fund may not make         The Fund may not make
             loans except that it may      loans except that it may      loans except that it may
             lend its portfolio securities lend its portfolio securities lend its portfolio securities
             if such loans are fully       if such loans are fully       if such loans are fully
             collateralized and such       collateralized and such       collateralized and such
             loans of securities do not    loans of securities do not    loans of securities do not
             exceed 25% of its total       exceed 15% of its total       exceed one-third of its total
             assets at any one time. See   assets at any one time. See   assets at any one time. See
             Strategic Portfolio           Lending of Portfolio          Lending of Portfolio
             Transactions--Lending of      Securities. The purchase of   Securities. The purchase of
             Securities. The purchase of   debt securities (including    debt securities (including
             debt securities and the       loan participation            loan participation
             entry into repurchase         certificates) and the entry   certificates) and the entry
             agreements are not            into repurchase agreements    into repurchase agreements
             considered the making of      are not considered the        are not considered the
             loans.                        making of loans.              making of loans.
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------

  Current           Social Awareness            Special Opportunities
Restriction
--------------------------------------------------------------------------
Real Estate  The Fund may not purchase      The Fund may not purchase
             or sell real estate or         or sell real estate or
             interests therein, although it interests therein, although it
             may purchase securities of     may purchase securities of
             issuers which engage in        issuers which engage in
             real estate operations or      real estate operations or
             securities which are           securities which are
             secured by interests in real   secured by interests in real
             estate.                        estate.



--------------------------------------------------------------------------
Underwriting The Fund may not               The Fund may not
             underwrite the securities of   underwrite the securities of
             other issuers, except insofar  other issuers, except insofar
             as the Fund may be deemed      as the Fund may be deemed
             an underwriter under the       an underwriter under the
             Securities Act of 1933 in      Securities Act of 1933 in
             disposing of portfolio         disposing of portfolio
             securities.                    securities.
--------------------------------------------------------------------------
Lending      The Fund may not make          The Fund may not make
             loans except that it may       loans except that it may
             lend its portfolio securities  lend its portfolio securities
             if such loans are fully        if such loans are fully
             collateralized and such        collateralized and such
             loans of securities do not     loans of securities do not
             exceed one-third of its total  exceed one-third of its total
             assets at any one time. See    assets at any one time. See
             Lending of Portfolio           Lending of Portfolio
             Securities. The purchase of    Securities. The purchase of
             debt securities including      debt securities (including
             loan participation             loan participation
             certificates and the entry     certificates) and the entry
             into repurchase agreements     into repurchase agreements
             are not considered the         are not considered the
             making of loans.               making of loans.
--------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

Current Restriction      International Fund              Managed Fund                 Money Market
-----------------------------------------------------------------------------------------------------------
   Commodities      The Fund may not             The Fund may not             The Fund may not
   Or Commodity     purchase or sell             purchase or sell             purchase or sell
   Futures          commodities or               commodities or               commodities or
                    commodity futures            commodity futures            commodity futures
                    contracts.                   contracts, except financial  contracts.
                                                 futures contracts and
                                                 options thereon.
-----------------------------------------------------------------------------------------------------------
   Borrow Money     The Fund may not borrow      The Fund may not borrow      The Fund may not borrow
                    money, except for            money, except for            money, except for
                    temporary or emergency       temporary or emergency       temporary or emergency
                    purposes and not             purposes and not             purposes and not
                    exceeding 5% (taken at the   exceeding 5% (taken at the   exceeding 5% (taken at the
                    lower of cost or current     lower cost or current        lower cost or current
                    value) of its total assets   value) of its total assets   value) of its total assets
                    (not including the amounts   (not including the amounts   (not including the amounts
                    borrowed).                   borrowed).                   borrowed).
-----------------------------------------------------------------------------------------------------------
   Issue Senior     The Fund may not issue       The Fund may not issue       The Fund may not issue
   Securities       senior securities as defined senior securities as defined senior securities as defined
                    in the 1940 Act except       in the 1940 Act except       in the 1940 Act except
                    insofar as the Fund may be   insofar as the Fund may be   insofar as the Fund may be
                    deemed to have issued a      deemed to have issued a      deemed to have issued a
                    senior security by           senior security by           senior security by
                    borrowing money in           borrowing money in           borrowing money in
                    accordance with the          accordance with              accordance with
                    "Borrow Money"               restrictions described       restrictions described
                    restriction. (For purposes   above. (For the purpose of   above.
                    of this restriction,         this restriction, collateral
                    collateral arrangements for  arrangements with respect
                    entering into repurchase     to the writing of options
                    agreements and lending       and initial margin deposits
                    portfolio securities are not for futures contracts and
                    deemed to be the issuance    the purchase or sale of
                    of a senior security.)       futures contracts are not
                                                 deemed to be the issuance
                                                 of a senior security.)

-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------

Current Restriction       Social Awareness          Special Opportunities
-----------------------------------------------------------------------------
   Commodities      The Fund may not             The Fund may not
   Or Commodity     purchase or sell             purchase or sell
   Futures          commodities or               commodities or
                    commodity futures            commodity futures
                    contracts, except financial  contracts, except financial
                    futures contracts and        futures contracts and
                    options thereon.             options thereon.
-----------------------------------------------------------------------------
   Borrow Money     The Fund may not borrow      The Fund may not borrow
                    money, except for            money, except for
                    temporary or emergency       temporary or emergency
                    purposes and not             purposes and not
                    exceeding 5% (taken at the   exceeding 5% (taken at the
                    lower of cost or current     lower of cost or current
                    value) of its total assets   value) of its total assets
                    (not including the amounts   (not including the amounts
                    borrowed).                   borrowed).
-----------------------------------------------------------------------------
   Issue Senior     The Fund may not issue       The Fund may not issue
   Securities       senior securities as defined senior securities as defined
                    in the 1940 Act except       in the 1940 Act except
                    insofar as the Fund may be   insofar as the Fund may be
                    deemed to have issued a      deemed to have issued a
                    senior security by           senior security by
                    borrowing money in           borrowing money in
                    accordance with              accordance with the
                    restrictions described       restrictions described
                    previously. (For the         above. (For the purpose of
                    purpose of this restriction, this restriction, collateral
                    collateral arrangements      arrangements with respect
                    with respect to the writing  to the writing of options
                    of options and initial       and initial margin deposits
                    margin deposits for futures  for futures contracts and
                    contracts and the purchase   the purchase or sale of
                    or sale of futures contracts futures contracts are not
                    are not deemed to be the     deemed to be the issuance
                    issuance of a senior         of a senior security.)
                    security.)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

          Current Restriction                 International Fund               Managed Fund
-----------------------------------------------------------------------------------------------------
Diversification                          The Fund may not hold         The Fund may not hold
                                         more than 10% of the          more than 10% of the
                                         outstanding voting            outstanding voting
                                         securities of any one issuer. securities of any one issuer.

                                         The Fund may not invest in    The Fund may not invest in
                                         the securities of a single    the securities of any one
                                         issuer, unless the following  issuer unless at least 75%
                                         conditions are met: At least  of the value of the Fund's
                                         75% of the value of the       total assets is represented
                                         Fund's total assets must be   by: (a) U.S. Government
                                         represented by: (a) U.S.      obligations, cash and cash
                                         Government obligations,       items, (b) securities of
                                         cash and cash items,          other investment
                                         (b) securities of other       companies, and
                                         investment companies, and     (c) securities of issuers as
                                         (c) securities of issuers as  to each of which, at the
                                         to each of which, at the      time the investment was
                                         time the investment was       made, the Fund's
                                         made, the Fund's              investment in the issuer did
                                         investment in the issuer did  not exceed 5% of the
                                         not exceed 5% of the          Fund's total assets.
                                         Fund's total assets. The
                                         Fund does not anticipate
                                         that any more than 15% of
                                         the Fund's total assets
                                         would be invested in the
                                         securities of a single issuer
                                         at any time, other than
                                         those of the U.S.
                                         Government, its agencies
                                         and instrumentalities.
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------

          Current Restriction                    Money Market                Social Awareness
-----------------------------------------------------------------------------------------------------
Diversification                          The Fund may not invest       The Fund may not hold
                                         more than 5% of its total     more than 10% of the
                                         assets in the securities of   outstanding voting
                                         any one issuer (excluding     securities of any one issuer.
                                         the U.S. Government, its
                                         agencies and                  The Fund may not invest in
                                         instrumentalities) except to  the securities of any one
                                         the extent permitted by       issuer unless at least 75%
                                         Rule 2a-7 under the 1940      of the value of the Fund's
                                         Act [Note: Under a three-     total assets is represented
                                         day safe harbor exception     by: (a) U.S. Government
                                         to Rule 2a-7, the Fund may    obligations, cash and cash
                                         invest up to a total of 25%   items, (b) securities of
                                         of its total assets in the    other investment
                                         securities of a single issuer companies, and
                                         for a maximum of three        (c) securities of issuers as
                                         business days, if the         to each of which, at the
                                         highest quality standards of  time the investment was
                                         the Rule are satisfied and    made, the Fund's
                                         other conditions are met.     investment in the issuer did
                                         This exception allows the     not exceed 5% of the
                                         portfolio manager to          Fund's total assets.
                                         efficiently invest large
                                         inflows of cash into the
                                         Fund.]

                                         The Fund may not
                                         purchase common stock,
                                         preferred stock, warrants or
                                         other equity or voting
                                         securities.

-----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------

          Current Restriction                Special Opportunities
----------------------------------------------------------------------
Diversification                          As of the end of each
                                         quarter, at least 50% of the
                                         value of the Fund's total
                                         assets must be represented
                                         by: (a) U.S Government
                                         obligations, cash and cash
                                         items, (b) securities of
                                         other investment
                                         companies (subject to the
                                         "Invest In Securities Of
                                         Other Investment
                                         Companies" restriction),
                                         and (c) securities of issuers
                                         as to each of which, either
                                         at the time the investment
                                         was made or at the end of
                                         such quarter, the Fund's
                                         investment in the issuer did
                                         not exceed 5% of the value
                                         of the Fund's total assets or
                                         10% of the outstanding
                                         voting securities of the
                                         issuer.









----------------------------------------------------------------------

                                   EXHIBIT F


             FUNDAMENTAL INVESTMENT RESTRICTIONS TO BE ELIMINATED




                    Current Restriction                         Aggressive Growth           Bond Fund

-------------------------------------------------------------------------------------------------------------
Restricted And Illiquid Securities                           The Fund may not        The Fund may not
                                                             acquire securities      invest more than 10%
                                                             subject to restrictions of its total assets in
                                                             on disposition or       securities (including
                                                             securities for which    repurchase
                                                             there is no readily     agreements and non-
                                                             available market, or    negotiable time
                                                             enter into repurchase   deposits maturing in
                                                             agreements or           more than seven days)
                                                             purchase time deposits  which are subject to
                                                             maturing in more than   legal or contractual
                                                             seven days, if          restrictions upon
                                                             immediately after and   resale or are otherwise
                                                             as a result, the value  not readily
                                                             of such securities      marketable.
                                                             would exceed, in the
                                                             aggregate 15% of its
                                                             total assets.
-------------------------------------------------------------------------------------------------------------
Invest In Securities Of Other Investment Companies           The Fund may not        The Fund may not
                                                             invest in securities of purchase securities of
                                                             other investment        investment companies
                                                             companies except as     except in connection
                                                             may be acquired as      with an acquisition,
                                                             part of a merger,       merger, consolidation
                                                             consolidation,          or reorganization.
                                                             reorganization or
                                                             acquisition of assets
                                                             and except that it may
                                                             invest up to 5% of its
                                                             total assets in the
                                                             securities of any one
                                                             investment company,
                                                             but may not own more
                                                             than 3% of the
                                                             securities of any
                                                             investment company
                                                             or invest more than
                                                             10% of its total assets
                                                             in the securities of
                                                             other investment
                                                             companies.



                    Current Restriction                        Capital Appreciation   Equity-Income Fund Global Asset Allocation
                                                                                                                  Fund
----------------------------------------------------------------------------------------------------------------------------------
Restricted And Illiquid Securities                           The Fund may not                            The Fund may not
                                                             invest more than 5%                         invest more than 5%
                                                             of its net assets in                        of its net assets in
                                                             securities restricted as                    securities restricted as
                                                             to resale.                                  to resale.













----------------------------------------------------------------------------------------------------------------------------------
Invest In Securities Of Other Investment Companies           The Fund may not                            The Fund may not
                                                             invest in the securities                    invest in the securities
                                                             of other investment                         of other investment
                                                             companies, except as                        companies, except as
                                                             they may be acquired                        they may be acquired
                                                             as part of a merger,                        as part of a merger of
                                                             consolidation or                            consolidation or
                                                             acquisition of assets.                      acquisition of assets.


















                    Current Restriction                         Growth and Income
                                                                      Fund
------------------------------------------------------------------------------------
Restricted And Illiquid Securities                           The Fund may not
                                                             invest more than 10%
                                                             of its total assets in
                                                             securities (including
                                                             repurchase
                                                             agreements maturing
                                                             in more than seven
                                                             days) which are
                                                             subject to legal or
                                                             contractual
                                                             restrictions upon
                                                             resale or are otherwise
                                                             not readily
                                                             marketable.




------------------------------------------------------------------------------------
Invest In Securities Of Other Investment Companies
























     Current Restriction          Aggressive Growth           Bond Fund        Capital Appreciation Equity-Income Fund

-----------------------------------------------------------------------------------------------------------------------
Selling Securities Short       The Fund may not        The Fund may not
                               make short sales of     make short sales of
                               securities or maintain  securities.
                               a short position if,
                               when added together
                               more than 25% of the
                               value of its net assets
                               would be (a) deposited
                               as collateral for the
                               obligation to replace
                               securities borrowed to
                               effect short sales and
                               (b) allocated to
                               segregated accounts in
                               connection with short
                               sales.

-----------------------------------------------------------------------------------------------------------------------
Purchase Puts, Calls Or                                The Fund may not
Combinations                                           purchase puts, calls or
                                                       combinations thereof,
                                                       except the Fund may
                                                       write and purchase put
                                                       and call options and
                                                       effect closing
                                                       transactions as
                                                       described under
                                                       Options Trading.
-----------------------------------------------------------------------------------------------------------------------
Margin Transactions                                    The Fund may not
                                                       purchase securities on
                                                       margin, except for
                                                       such short-term loans
                                                       as are necessary for
                                                       the clearance of
                                                       purchases of portfolio
                                                       securities.








     Current Restriction       Global Asset Allocation    Growth and Income
                                        Fund                    Fund
------------------------------------------------------------------------------
Selling Securities Short       The Fund may not        The Fund may not
                               make short sales of     make short sales of
                               securities or maintain  securities.
                               a short sale position
                               unless, at all times it
                               owns an equal amount
                               of such securities or
                               owns securities which,
                               without payment of
                               any further
                               consideration, are
                               convertible into or
                               exchangeable for
                               securities of the same
                               issue as, and equal in
                               amount to, the
                               securities sold short.
------------------------------------------------------------------------------
Purchase Puts, Calls Or                                The Fund may not
Combinations                                           purchase puts, calls or
                                                       combinations thereof,
                                                       except the Fund may
                                                       write and purchase put
                                                       and call options and
                                                       effect closing
                                                       transactions as
                                                       described under
                                                       Options Trading.
------------------------------------------------------------------------------
Margin Transactions            The Fund may not        The Fund may not
                               purchase securities on  purchase securities on
                               margin, except such     margin, except for
                               short-term credits as   such short-term loans
                               may be necessary for    as are necessary for
                               the clearance of        the clearance of
                               purchases and sales of  purchases of portfolio
                               securities, and except  securities.
                               that it may make
                               margin payments in
                               connection with
                               options on financial
                               futures contracts.


   Current     Aggressive Growth        Bond Fund         Capital Appreciation Equity-Income Fund Global Asset Allocation
 Restriction                                                                                               Fund
--------------------------------------------------------------------------------------------------------------------------
Pledging Fund                    The Fund may not                                                 The Fund may not
Assets                           pledge its assets or                                             pledge, hypothecate,
                                 assign or otherwise                                              mortgage or otherwise
                                 encumber them except                                             encumber its assets in
                                 to secure borrowings                                             excess of 15% of its
                                 effected within the                                              total assets (taken at
                                 limitations set forth in                                         current value) and
                                 the "Borrow Money"                                               then only to secure
                                 restriction. (For                                                borrowings permitted
                                 purposes of this                                                 by the "Borrow
                                 restriction, collateral                                          Money" restriction.
                                 arrangements with                                                The deposit of
                                 respect to the writing                                           underlying securities
                                 of options and                                                   and other assets in
                                 collateral                                                       escrow and other
                                 arrangements with                                                collateral
                                 respect to initial                                               arrangements in
                                 margin for futures                                               connection with the
                                 contracts are not                                                writing of put or call
                                 deemed to be pledges                                             options and collateral
                                 of assets.)                                                      arrangements with
                                                                                                  respect to margin for
                                                                                                  options on financial
                                                                                                  futures contracts are
                                                                                                  not deemed to be
                                                                                                  pledges or other
                                                                                                  encumbrances.
--------------------------------------------------------------------------------------------------------------------------
Invest In                        The Fund may not                                                 The Fund may not
Companies For                    invest in companies                                              make investments for
The Purpose Of                   for the purpose of, or                                           the purpose of gaining
Acquiring                        with the effect of                                               control of a
Control                          acquiring control.                                               company's
                                                                                                  management.



   Current        Growth and Income
 Restriction            Fund
---------------------------------------
Pledging Fund  The Fund may not
Assets         pledge its assets or
               assign or otherwise
               encumber them except
               to secure borrowings
               effected within the
               limitations set forth in
               the "Borrow Money"
               restriction. (For
               purposes of this
               restriction, collateral
               arrangements with
               respect to the writing
               of options and
               collateral
               arrangements with
               respect to initial
               margin for futures
               contracts are not
               deemed to be pledges
               of assets.)






---------------------------------------
Invest In      The Fund may not
Companies For  invest in companies
The Purpose Of for the purpose of, or
Acquiring      with the effect of,
Control        acquiring control.


-------------------------------------------------------------------------------------------------------------

   Current Restriction         International Fund             Managed Fund               Money Market
-------------------------------------------------------------------------------------------------------------
Restricted And Illiquid    The Fund may not invest     The Fund may not invest    The Fund may not invest
Securities                 more than 10% of its total  more than 10% of its total more than 10% of its total
                           assets in securities        assets in securities       assets in securities
                           (including repurchase       (including repurchase      (including repurchase
                           agreements maturing in      agreements and non-        agreements and non-
                           more than seven days)       negotiable time deposits   negotiable time deposits
                           which are subject to legal  maturing in more than      maturing in more than
                           or contractual restrictions seven days) which are      seven days) which are
                           upon resale, are not listed subject to legal or        subject to legal or
                           on a securities exchange,   contractual restrictions   contractual restrictions
                           or are otherwise not        upon resale or are         upon resale or are
                           readily marketable.         otherwise not readily      otherwise not readily
                                                       marketable.                marketable.
-------------------------------------------------------------------------------------------------------------
Invest In Securities Of    The Fund may not            The Fund may not           The Fund may not
Other Investment Companies purchase securities of      purchase securities of     purchase securities of
                           other investment            investment companies       investment companies
                           companies, except to the    except in connection with  except in connection with
                           limited extent described    an acquisition, merger,    an acquisition, merger,
                           under Additional            consolidation or           consolidation or
                           Investment Strategies and   reorganization.            reorganization.
                           Risks--Investment
                           Company Shares, and in
                           connection with an
                           acquisition, merger,
                           consolidation or
                           reorganization.

                           The Fund may not invest
                           more than 10% of its total
                           assets in investment
                           companies or more than
                           5% of its total assets in
                           the securities of any one
                           investment company, nor
                           may it own more than 3%
                           of the outstanding voting
                           securities of any such
                           company.


----------------------------------------------------------------------------------

   Current Restriction          Social Awareness          Special Opportunities
----------------------------------------------------------------------------------
Restricted And Illiquid    The Fund may not invest     The Fund may not invest
Securities                 more than 10% of its total  more than 10% of its total
                           assets in securities        assets in securities
                           (including repurchase       (including repurchase
                           agreements maturing in      agreements maturing in
                           more than seven days)       more than seven days)
                           which are subject to legal  which are subject to legal
                           or contractual restrictions or contractual restrictions
                           upon resale or are          upon resale or are
                           otherwise not readily       otherwise not readily
                           marketable.                 marketable.


----------------------------------------------------------------------------------
Invest In Securities Of    The Fund may not            The Fund may not
Other Investment Companies purchase securities of      purchase securities of
                           other investment            investment companies
                           companies except in         except in connection with
                           connection with an          an acquisition, merger,
                           acquisition, merger,        consolidation or
                           consolidation or            reorganization.
                           reorganization.


















---------------------------------------------------------------------------------------------------------

Current Restriction      International Fund             Managed Fund                Money Market
---------------------------------------------------------------------------------------------------------
Selling Securities   The Fund may not make       The Fund may not make       The Fund may not make
Short                short sales of securities.  short sales of securities.  short sales of securities.
---------------------------------------------------------------------------------------------------------
Purchase Puts, Calls The Fund may not            The Fund may not            The Fund may not
Or Combinations      purchase puts, calls or     purchase puts, calls or     purchase or write put and
                     combinations thereof.       combinations thereof,       call options.
                                                 except the Fund may write
                                                 and purchase put and call
                                                 options and effect closing
                                                 transactions as described
                                                 under Options Trading.
---------------------------------------------------------------------------------------------------------
Margin Transactions  The Fund may not            The Fund may not            The Fund may not
                     purchase securities on      purchase securities on      purchase securities on
                     margin, except for such     margin, except for such     margin, except for such
                     short-term loans as are     short-term loans as are     short-term loans as are
                     necessary for the clearance necessary for the clearance necessary for the clearance
                     of purchases of portfolio   of purchases of portfolio   of purchases of portfolio
                     securities.                 securities.                 securities.
---------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------

Current Restriction       Social Awareness          Special Opportunities
----------------------------------------------------------------------------
Selling Securities   The Fund may not make       The Fund may not make
Short                short sales of securities.  short sales of securities.
----------------------------------------------------------------------------
Purchase Puts, Calls The Fund may not            The Fund may not
Or Combinations      purchase puts, calls or     purchase puts, calls or
                     combinations thereof,       combinations thereof,
                     except the Fund may write   except the Fund may write
                     and purchase put and call   and purchase put and call
                     options and effect closing  options and effect closing
                     transactions as described   transactions as described
                     under Options Trading.      under Options Trading.
----------------------------------------------------------------------------
Margin Transactions  The Fund may not            The Fund may not
                     purchase securities on      purchase securities on
                     margin, except for such     margin, except for such
                     short-term loans as are     short term loans as are
                     necessary for the clearance necessary for the clearance
                     of purchases of portfolio   of purchases of portfolio
                     securities.                 securities.
----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

   Current Restriction         International Fund            Managed Fund               Money Market
------------------------------------------------------------------------------------------------------------
Pledging Fund Assets       The Fund may not pledge    The Fund may not pledge    The Fund may not pledge
                           its assets or assign or    its assets or assign or    its assets or assign or
                           otherwise encumber them    otherwise encumber them    otherwise encumber them
                           except to secure           except to secure           except to secure
                           borrowings effected        borrowings effected        borrowings effected
                           within the limitations set within the limitations set within the limitations set
                           forth in the "Borrow       forth in the "Borrow       forth in the "Borrow
                           Money" restriction.        Money" restriction. (For   Money" restriction.
                                                      purposes of this
                                                      restriction, collateral
                                                      arrangements with
                                                      respect to the writing of
                                                      options and collateral
                                                      arrangements with
                                                      respect to initial margin
                                                      for futures contracts are
                                                      not deemed to be pledges
                                                      of assets.)
------------------------------------------------------------------------------------------------------------
Invest In Companies For    The Fund may not invest    The Fund may not invest    The Fund may not invest
The Purpose Of Acquiring   in companies for the       in companies for the       in companies for the
Control                    purpose of, or with the    purpose of, or with the    purpose of, or with the
                           effect of, acquiring       effect of acquiring        effect of acquiring
                           control.                   control.                   control.
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

   Current Restriction          Social Awareness        Special Opportunities
--------------------------------------------------------------------------------
Pledging Fund Assets       The Fund may not pledge    The Fund may not pledge
                           its assets or assign or    its assets or assign or
                           otherwise encumber them    otherwise encumber them
                           except to secure           except to secure
                           borrowings effected        borrowings effected
                           within the limitations set within the limitations set
                           forth in the "Borrow       forth in the "Borrow
                           Money" restriction. (For   Money" restriction. (For
                           purposes of this           purposes of this
                           restriction, collateral    restriction, collateral
                           arrangements with          arrangements with
                           respect to the writing of  respect to the writing of
                           options and collateral     options and collateral
                           arrangements with          arrangements with
                           respect to initial margin  respect to initial margin
                           for futures contracts are  for futures contracts are
                           not deemed to be pledges   not deemed to be pledges
                           of assets.)                of assets.)
--------------------------------------------------------------------------------
Invest In Companies For    The Fund may not invest    The Fund may not invest
The Purpose Of Acquiring   in companies for the       in companies for the
Control                    purpose of, or with the    purpose of exercising
                           effect of, acquiring       control.
                           control.
--------------------------------------------------------------------------------

                                                         VOTING INSTRUCTION CARD
VOTING INSTRUCTION CARD
                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 9, 2002

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY").

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Lincoln National Funds that are listed below (each a "Fund," collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA TELEPHONE: 1-866-837-1894
                            -----------------------------------
                            CONTROL NUMBER: 999 9999 9999 999
                            ----------------------------------
                             999999 0 999999+000 LNY_SAL

                            I acknowledge receipt of the notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 15, 2002.

[GRAPHIC REMOVED HERE]      -------------------------------------------
                            Signature

                            -------------------------------------------
                            Signature (if held jointly)
[GRAPHIC REMOVED HERE]
                            --------------------------------------------,2002
[GRAPHIC REMOVED HERE]      Date                                    LNF_12517


FUND                         FUND                            FUND
----                         ----                            ----
Fundname drop-in 1           Fundname drop-in 2              Fundname drop-in 3
Fundname drop-in 4           Fundname drop-in 5              Fundname drop-in 6
Fundname drop-in 7           Fundname drop-in 8              Fundname drop-in 9
Fundname drop-in 10          Fundname drop-in 11


Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the Proxy Statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.
 -------------------------------------------------------
 [_] To vote FOR all Funds on all Proposals mark this box.
    (No other vote is necessary.)
 -------------------------------------------------------

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:[_]

1.  Election of Directors:                                                          FOR ALL     WITHHOLD ALL      FOR ALL EXCEPT
    01 John B. Borsch, Jr.       02. Kelly D. Clevenger   03. Nancy L. Frisby         [_]            [_]               [_]
    04. Barbara S. Kowalczyk     05. Kenneth G. Stella

To withhold authority to vote for any individual nominee, mark the "For All
Except" box and write the nominee's number and name on the line provided below.

--------------------------------------------------------------------------------
[GRAPHIC REMOVED HERE]

2. To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

                    FOR  AGAINST  ABSTAIN                          FOR    AGAINST  ABSTAIN                     FOR AGAINST  ABSTAIN
Aggressive Growth    [_]    [_]    [_]     Bond Fund               [_]     [_]      [_]   Capital Appreciation [_]    [_]    [_]
Equity-Income        [_]    [_]    [_]     Global Asset            [_]     [_]      [_]   Growth and Income    [_]    [_]    [_]
International        [_]    [_]    [_]     Managed                 [_]     [_]      [_]   Money Market         [_]    [_]    [_]
Social Awareness     [_]    [_]    [_]     Special Opportunities   [_]     [_]      [_]

3. To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

                  FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Aggressive Growth [_]    [_]     [_]    Bond Fund              [_]    [_]      [_]    Capital Appreciation [_]    [_]      [_]
Equity-Income     [_]    [_]     [_]    Global Asset           [_]    [_]      [_]    Growth and Income    [_]    [_]      [_]
International     [_]    [_]     [_]    Managed                [_]    [_]      [_]    Money Market         [_]    [_]      [_]
Social Awareness  [_]    [_]     [_]    Special Opportunities  [_]    [_]      [_]


4. To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.



                  FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Aggressive Growth [_]    [_]     [_]    Bond Fund              [_]    [_]      [_]    Capital Appreciation [_]    [_]      [_]
Equity-Income     [_]    [_]     [_]    Global Asset           [_]    [_]      [_]    Growth and Income    [_]    [_]      [_]
International     [_]    [_]     [_]    Managed                [_]    [_]      [_]    Money Market         [_]    [_]      [_]
Social Awareness  [_]    [_]     [_]    Special Opportunities  [_]    [_]      [_]



5. To approve the amendment of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (5A. Amendment to Fundamental Restrictions on Concentration of Investments in the Same Industry; 5B. Amendment of Fundamental Restrictions on Borrowing Money and Issuing Senior Securities; 5C. Amendment to Fundamental Restrictions on Underwriting; 5D. Amendment to Fundamental Restrictions on Investments in Real Estate; 5E. Amendment to Fundamental Restrictions on Investment in Commodities or Commodity Issues; 5F. Amendment to Fundamental Restrictions on Lending; 5G. Amendment to Fundamental Restrictions on Diversification)



                      FOR  AGAINST  ABSTAIN  FOR ALL EXCEPT                             FOR  AGAINST  ABSTAIN  FOR ALL EXCEPT
Aggressive Growth     [_]    [_]     [_]    [_]  --------------       Bond Fund         [_]    [_]      [_]   [_]  --------------
Capital Appreciation  [_]    [_]     [_]    [_]  --------------       Equity-Income     [_]    [_]      [_]   [_]  --------------
Global Asset          [_]    [_]     [_]    [_]  --------------       Growth and Income [_]    [_]      [_]   [_]  --------------
International         [_]    [_]     [_]    [_]  --------------       Managed           [_]    [_]      [_]   [_]  --------------
Money Market          [_]    [_]     [_]    [_]  --------------       Social Awareness  [_]    [_]      [_]   [_]  --------------
Special Opportunities [_]    [_]     [_]    [_]  --------------


6. To approve the elimination of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (6A. Elimination of Fundamental Restrictions on Investments in Other Investment Companies; 6B. Elimination of Fundamental Restrictions on Selling Securities Short; 6C. Elimination of Fundamental Restrictions on Margin Transactions; 6D. Elimination of Fundamental Restrictions on Pledging Fund Assets; 6E. Elimination of Fundamental Restrictions on Illiquid and Restricted Securities; 6F. Elimination of Fundamental Restrictions on Purchase of Put and Call Options; 6G. Elimination of Fundamental Restrictions on Investments in Companies for the Purpose of Acquiring Control)




                      FOR  AGAINST  ABSTAIN  FOR ALL EXCEPT                             FOR  AGAINST  ABSTAIN  FOR ALL EXCEPT
Aggressive Growth     [_]    [_]     [_]    [_]  --------------       Bond Fund         [_]    [_]      [_]   [_]  --------------
Capital Appreciation  [_]    [_]     [_]    [_]  --------------       Equity-Income     [_]    [_]      [_]   [_]  --------------
Global Asset          [_]    [_]     [_]    [_]  --------------       Growth and Income [_]    [_]      [_]   [_]  --------------
International         [_]    [_]     [_]    [_]  --------------       Managed           [_]    [_]      [_]   [_]  --------------
Money Market          [_]    [_]     [_]    [_]  --------------       Social Awareness  [_]    [_]      [_]   [_]  --------------
Special Opportunities [_]    [_]     [_]    [_]  --------------


7. The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.


      PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION USING THE
                               ENCLOSED ENVELOPE.
   ALL VOTING INSTRUCTION CARDS RECEIVED BY DECEMBER 4, 2002 WILL BE COUNTED.
     If you have any questions, please contact Lincoln New York toll free at
                                 1-800-893-7168.

 VOTING INSTRUCTION CARD                                 VOTING INSTRUCTION CARD
                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 9, 2002

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY").

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Lincoln National Funds that are listed below (each a "Fund," collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA TELEPHONE: 1-866-837-1894
                            ----------------------------------------------------
                            CONTROL NUMBER: 999 9999 9999 999
                            ----------------------------------------------------
                             999999 0 999999+000 LNL_S53

                            I acknowledge receipt of the notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 15, 2002.

                            -------------------------------------------
                            Signature

                            -------------------------------------------
                            Signature (if held jointly)

                            --------------------------------------------,2002
                            Date                                    LNF_12517


FUND                         FUND                            FUND
----                         ----                            ----
Fundname drop-in 1           Fundname drop-in 2              Fundname drop-in 3
Fundname drop-in 4           Fundname drop-in 5              Fundname drop-in 6
Fundname drop-in 7           Fundname drop-in 8              Fundname drop-in 9
Fundname drop-in 10          Fundname drop-in 11


Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the Proxy Statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.
 ---------------------------------------------------------
 [_] To vote FOR all Funds on all Proposals mark this box.
    (No other vote is necessary.)
 ---------------------------------------------------------

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:[_]

1.  Election of Directors:                                                          FOR ALL     WITHHOLD ALL      FOR ALL EXCEPT
    01. John B. Borsch, Jr.      02. Kelly D. Clevenger   03. Nancy L. Frisby         [_]            [_]               [_]
    04. Barbara S. Kowalczyk     05. Kenneth G. Stella

To withhold authority to vote for any individual nominee, mark the "For All
Except" box and write the nominee's number and name on the line provided below.

--------------------------------------------------------------------------------

2. To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.


                    FOR  AGAINST  ABSTAIN                          FOR    AGAINST  ABSTAIN                     FOR AGAINST  ABSTAIN
Aggressive Growth    [_]    [_]    [_]     Bond Fund               [_]     [_]      [_]   Capital Appreciation [_]    [_]    [_]
Equity-Income        [_]    [_]    [_]     Global Asset            [_]     [_]      [_]   Growth and Income    [_]    [_]    [_]
International        [_]    [_]    [_]     Managed                 [_]     [_]      [_]   Money Market         [_]    [_]    [_]
Social Awareness     [_]    [_]    [_]     Special Opportunities   [_]     [_]      [_]

3. To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

                  FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Aggressive Growth [_]    [_]     [_]    Bond Fund              [_]    [_]      [_]    Capital Appreciation [_]    [_]      [_]
Equity-Income     [_]    [_]     [_]    Global Asset           [_]    [_]      [_]    Growth and Income    [_]    [_]      [_]
International     [_]    [_]     [_]    Managed                [_]    [_]      [_]    Money Market         [_]    [_]      [_]
Social Awareness  [_]    [_]     [_]    Special Opportunities  [_]    [_]      [_]


4. To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.


                  FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Aggressive Growth [_]    [_]     [_]    Bond Fund              [_]    [_]      [_]    Capital Appreciation [_]    [_]      [_]
Equity-Income     [_]    [_]     [_]    Global Asset           [_]    [_]      [_]    Growth and Income    [_]    [_]      [_]
International     [_]    [_]     [_]    Managed                [_]    [_]      [_]    Money Market         [_]    [_]      [_]
Social Awareness  [_]    [_]     [_]    Special Opportunities  [_]    [_]      [_]


5. To approve the amendment of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (5A. Amendment to Fundamental Restrictions on Concentration ofInvestments in the Same Industry; 5B. Amendment of Fundamental Restrictions on Borrowing Money and Issuing Senior Securities; 5C. Amendment to Fundamental Restrictions on Underwriting; 5D. Amendment to Fundamental Restrictions on Investments in Real Estate; 5E. Amendment to Fundamental Restrictions on Investment in Commodities or Commodity Issues; 5F. Amendment to Fundamental Restrictions on Lending; 5G. Amendment to Fundamental Restrictions on Diversification)



                      FOR  AGAINST  ABSTAIN  FOR ALL EXCEPT                             FOR  AGAINST  ABSTAIN  FOR ALL EXCEPT
Aggressive Growth     [_]    [_]     [_]    [_]  --------------       Bond Fund         [_]    [_]      [_]   [_]  --------------
Capital Appreciation  [_]    [_]     [_]    [_]  --------------       Equity-Income     [_]    [_]      [_]   [_]  --------------
Global Asset          [_]    [_]     [_]    [_]  --------------       Growth and Income [_]    [_]      [_]   [_]  --------------
International         [_]    [_]     [_]    [_]  --------------       Managed           [_]    [_]      [_]   [_]  --------------
Money Market          [_]    [_]     [_]    [_]  --------------       Social Awareness  [_]    [_]      [_]   [_]  --------------
Special Opportunities [_]    [_]     [_]    [_]  --------------


6. To approve the elimination of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (6A. Elimination of Fundamental Restrictions on Investments in Other Investment Companies; 6B. Elimination of Fundamental Restrictions on Selling Securities Short; 6C. Elimination of Fundamental Restrictions on Margin Transactions; 6D. Elimination of Fundamental Restrictions on Pledging Fund Assets; 6E. Elimination of Fundamental Restrictions on Illiquid and Restricted Securities; 6F. Elimination of Fundamental Restrictions on Purchase of Put and Call Options; 6G. Elimination of Fundamental Restrictions on Investments in Companies for the Purpose of Acquiring Control)


                      FOR  AGAINST  ABSTAIN FOR ALL EXCEPT                              FOR  AGAINST  ABSTAIN  FOR ALL EXCEPT
Aggressive Growth     [_]    [_]     [_]   [_]  --------------        Bond Fund         [_]    [_]      [_]   [_]  --------------
Capital Appreciation  [_]    [_]     [_]   [_]  --------------        Equity-Income     [_]    [_]      [_]   [_]   --------------
Global Asset          [_]    [_]     [_]   [_]  --------------        Growth and Income [_]    [_]      [_]   [_]  --------------
International         [_]    [_]     [_]   [_]  --------------        Managed           [_]    [_]      [_]   [_]  --------------
Money Market          [_]    [_]     [_]   [_]  --------------        Social Awareness  [_]    [_]      [_]   [_]  --------------
Special Opportunities [_]    [_]     [_]   [_]  --------------


7. The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.



 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION USING THE ENCLOSED ENVELOPE.
   ALL VOTING INSTRUCTION CARDS RECEIVED BY DECEMBER 4, 2002 WILL BE COUNTED. If you have any questions, please contact Lincoln Life toll free at 1-800-454-6265.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD
                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 9, 2002

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY").

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Lincoln National Funds that are listed below (each a "Fund," collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA TELEPHONE: 1-866-837-1894
                           -----------------------------------
                           CONTROL NUMBER: 999 9999 9999 999
                           -----------------------------------
                           999999 0 999999+000 eAnnuity

                           I acknowledge receipt of the notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 15, 2002.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           ------------------------------------------------,2002
                           Date                                        LNF_12517

FUND                         FUND                            FUND
----                         ----                            ----
Fundname drop-in 1           Fundname drop-in 2              Fundname drop-in 3
Fundname drop-in 4           Fundname drop-in 5              Fundname drop-in 6
Fundname drop-in 7           Fundname drop-in 8              Fundname drop-in 9
Fundname drop-in 10          Fundname drop-in 11


Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the Proxy Statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares "FOR' that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.
  ---------------------------------------------------------
  [_] To vote FOR all Funds on all Proposals mark this box.
     (No other vote is necessary.)
  ---------------------------------------------------------

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [_]

1.  Election of Directors:                                                  FOR ALL        WITHHOLD ALL         FOR ALL EXCEPT
    01. John B. Borsch, Jr.    02. Kelly D. Clevenger  03. Nancy L. Frisby    [_]              [_]                  [_]
    04. Barbara S. Kowalczyk   05. Kenneth G. Stella

To withhold authority to vote for any individual nominee, mark the "For All
Except" box and write the nominee's number and name on the line provided below.

--------------------------------------------------------------

2. To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

                    FOR  AGAINST  ABSTAIN                          FOR    AGAINST  ABSTAIN                     FOR AGAINST  ABSTAIN
Aggressive Growth    [_]    [_]    [_]     Bond Fund               [_]     [_]      [_]   Capital Appreciation [_]    [_]    [_]
Equity-Income        [_]    [_]    [_]     Global Asset            [_]     [_]      [_]   Growth and Income    [_]    [_]    [_]
International        [_]    [_]    [_]     Managed                 [_]     [_]      [_]   Money Market         [_]    [_]    [_]
Social Awareness     [_]    [_]    [_]     Special Opportunities   [_]     [_]      [_]

3. To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

                  FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Aggressive Growth [_]    [_]     [_]    Bond Fund              [_]    [_]      [_]    Capital Appreciation [_]    [_]      [_]
Equity-Income     [_]    [_]     [_]    Global Asset           [_]    [_]      [_]    Growth and Income    [_]    [_]      [_]
International     [_]    [_]     [_]    Managed                [_]    [_]      [_]    Money Market         [_]    [_]      [_]
Social Awareness  [_]    [_]     [_]    Special Opportunities  [_]    [_]      [_]

4. To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.

                  FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Aggressive Growth [_]    [_]     [_]    Bond Fund              [_]    [_]      [_]    Capital Appreciation [_]    [_]      [_]
Equity-Income     [_]    [_]     [_]    Global Asset           [_]    [_]      [_]    Growth and Income    [_]    [_]      [_]
International     [_]    [_]     [_]    Managed                [_]    [_]      [_]    Money Market         [_]    [_]      [_]
Social Awareness  [_]    [_]     [_]    Special Opportunities  [_]    [_]      [_]

5. To approve the amendment of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (5A. Amendment to Fundamental Restrictions on Concentration of Investments in the Same Industry; 5B. Amendment of Fundamental Restrictions on Borrowing Money and Issuing Senior Securities; 5C. Amendment to Fundamental Restrictions on Underwriting; 5D. Amendment to Fundamental Restrictions on Investments in Real Estate; 5E. Amendment to Fundamental Restrictions on Investment in Commodities or Commodity Issues; 5F. Amendment to Fundamental Restrictions on Lending; 5G. Amendment to Fundamental Restrictions on Diversification)

                      FOR  AGAINST  ABSTAIN  FOR ALL EXCEPT                             FOR  AGAINST  ABSTAIN  FOR ALL EXCEPT
Aggressive Growth     [_]    [_]     [_]    [_]  --------------       Bond Fund         [_]    [_]      [_]   [_]  --------------
Capital Appreciation  [_]    [_]     [_]    [_]  --------------       Equity-Income     [_]    [_]      [_]   [_]  --------------
Global Asset          [_]    [_]     [_]    [_]  --------------       Growth and Income [_]    [_]      [_]   [_]  --------------
International         [_]    [_]     [_]    [_]  --------------       Managed           [_]    [_]      [_]   [_]  --------------
Money Market          [_]    [_]     [_]    [_]  --------------       Social Awareness  [_]    [_]      [_]   [_]  --------------
Special Opportunities [_]    [_]     [_]    [_]  --------------

6. To approve the elimination of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (6A. Elimination of Fundamental Restrictions on Investments in Other Investment Companies; 6B. Elimination of Fundamental Restrictions on Selling Securities Short; 6C. Elimination of Fundamental Restrictions on Margin Transactions; 6D. Elimination of Fundamental Restrictions on Pledging Fund Assets; 6E. Elimination of Fundamental Restrictions on Illiquid and Restricted Securities; 6F. Elimination of Fundamental Restrictions on Purchase of Put and Call Options; 6G. Elimination of Fundamental Restrictions on Investments in Companies for the Purpose of Acquiring Control)


                      FOR  AGAINST  ABSTAIN  FOR ALL EXCEPT                             FOR  AGAINST  ABSTAIN  FOR ALL EXCEPT
Aggressive Growth     [_]    [_]     [_]    [_]  --------------       Bond Fund         [_]    [_]      [_]   [_]  --------------
Capital Appreciation  [_]    [_]     [_]    [_]  --------------       Equity-Income     [_]    [_]      [_]   [_]  --------------
Global Asset          [_]    [_]     [_]    [_]  --------------       Growth and Income [_]    [_]      [_]   [_]  --------------
International         [_]    [_]     [_]    [_]  --------------       Managed           [_]    [_]      [_]   [_]  --------------
Money Market          [_]    [_]     [_]    [_]  --------------       Social Awareness  [_]    [_]      [_]   [_]  --------------
Special Opportunities [_]    [_]     [_]    [_]  --------------



7. The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.



      PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION USING THE
                               ENCLOSED ENVELOPE.
   ALL VOTING INSTRUCTION CARDS RECEIVED BY DECEMBER 4, 2002 WILL BE COUNTED.
    If you have any questions, please contact the Internet Service Center at
                               www.AnnuityNet.com.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD
                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 9, 2002

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY").

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Lincoln National Funds that are listed below (each a "Fund," collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA TELEPHONE: 1-866-837-1894
                            ----------------------------------------------------
                            CONTROL NUMBER: 999 9999 9999 999
                            ----------------------------------------------------
                            999999  0  999999+000  LNY_VAA

                            I acknowledge receipt of the notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 15, 2002.


                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------- ,2002
                            Date                                       LNF_12517






  FUND                    FUND                        FUND
  ----                    ----                        ----
  Fundname drop-in 1      Fundname drop-in 2          Fundname drop-in 3
  Fundname drop-in 4      Fundname drop-in 5          Fundname drop-in 6
  Fundname drop-in 7      Fundname drop-in 8          Fundname drop-in 9
  Fundname drop-in 10     Fundname drop-in 11

Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the Proxy Statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

       ---------------------------------------------------------
       [_] To vote FOR all Funds on all Proposals mark this box.
           (No other vote is necessary.)
       ---------------------------------------------------------

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [_]

1.  Election of Directors:                                                   FOR ALL        WITHHOLD ALL         FOR ALL EXCEPT
    01. John B. Borsch, Jr.    02. Kelly D. Clevenger   03. Nancy L. Frisby
    04. Barbara S. Kowalczyk   05. Kenneth G. Stella                           [_]              [_]                   [_]

To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

----------------------------------------

2. To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

                   FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Aggressive Growth  [_]    [_]      [_]    Bond Fund             [_]    [_]      [_]    Capital Appreciation [_]    [_]      [_]
Equity-Income      [_]    [_]      [_]    Global Asset          [_]    [_]      [_]    Growth and Income    [_]    [_]      [_]
International      [_]    [_]      [_]    Managed               [_]    [_]      [_]    Money Market         [_]    [_]      [_]
Social Awareness   [_]    [_]      [_]    Special Opportunities [_]    [_]      [_]

3. To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN
   Aggressive Growth [_]    [_]      [_]   Bond Fund             [_]    [_]      [_]   Capital Appreciation [_]    [_]      [_]
   Equity-Income     [_]    [_]      [_]   Global Asset          [_]    [_]      [_]   Growth and Income    [_]    [_]      [_]
   International     [_]    [_]      [_]   Managed               [_]    [_]      [_]   Money Market         [_]    [_]      [_]
   Social Awareness  [_]    [_]      [_]   Special Opportunities [_]    [_]      [_]


4. To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                      FOR  AGAINST  ABSTAIN
   Aggressive Growth [_]    [_]      [_]   Bond Fund             [_]    [_]      [_]   Capital Appreciation [_]    [_]      [_]
   Equity-Income     [_]    [_]      [_]   Global Asset          [_]    [_]      [_]   Growth and Income    [_]    [_]      [_]
   International     [_]    [_]      [_]   Managed               [_]    [_]      [_]   Money Market         [_]    [_]      [_]
   Social Awareness  [_]    [_]      [_]   Special Opportunities [_]    [_]      [_]

5. To approve the amendment of certain FUNDAMENTAL INVESTMENT RESTRICTIONS.
   (5A. Amendment to Fundamental Restrictions on Concentration of Investments in the Same Industry; 5B. Amendment of Fundamental Restrictions on Borrowing Money and Issuing Senior Securities; 5C. Amendment to Fundamental Restrictions on Underwriting; 5D. Amendment to Fundamental Restrictions on Investments in Real Estate; 5E. Amendment to Fundamental Restrictions on Investment in Commodities or Commodity Issues; 5F. Amendment to Fundamental Restrictions on Lending; 5G. Amendment to Fundamental Restrictions on Diversification)

                       FOR   AGAINST    ABSTAIN  FOR ALL EXCEPT                        FOR   AGAINST    ABSTAIN  FOR ALL EXCEPT
Aggressive Growth      [_]     [_]        [_]    ______________      Bond Fund         [_]     [_]        [_]    ______________
Capital Appreciation   [_]     [_]        [_]    ______________      Equity-Income     [_]     [_]        [_]    ______________
Global Asset           [_]     [_]        [_]    ______________      Growth and Income [_]     [_]        [_]    ______________
International          [_]     [_]        [_]    ______________      Managed           [_]     [_]        [_]    ______________
Money Market           [_]     [_]        [_]    ______________      Social Awareness  [_]     [_]        [_]    ______________
Special Opportunities  [_]     [_]        [_]    ______________

6. To approve the elimination of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (6A. Elimination of Fundamental Restrictions on Investments in Other Investment Companies; 6B. Elimination of Fundamental Restrictions on Selling Securities Short; 6C. Elimination of Fundamental Restrictions on Margin Transactions; 6D. Elimination of Fundamental Restrictions on Pledging Fund Assets; 6E. Elimination of Fundamental Restrictions on Illiquid and Restricted Securities; 6F. Elimination of Fundamental Restrictions on Purchase of Put and Call Options;
6G. Elimination of Fundamental Restrictions on Investments in Companies for the Purpose of Acquiring Control)


                       FOR   AGAINST    ABSTAIN  FOR ALL EXCEPT                        FOR   AGAINST    ABSTAIN  FOR ALL EXCEPT
Aggressive Growth      [_]     [_]        [_]    ______________      Bond Fund         [_]     [_]        [_]    ______________
Capital Appreciation   [_]     [_]        [_]    ______________      Equity-Income     [_]     [_]        [_]    ______________
Global Asset           [_]     [_]        [_]    ______________      Growth and Income [_]     [_]        [_]    ______________
International          [_]     [_]        [_]    ______________      Managed           [_]     [_]        [_]    ______________
Money Market           [_]     [_]        [_]    ______________      Social Awareness  [_]     [_]        [_]    ______________
Special Opportunities  [_]     [_]        [_]    ______________


7. The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION USING
                             THE ENCLOSED ENVELOPE.
   ALL VOTING INSTRUCTION CARDS RECEIVED BY DECEMBER 4, 2002 WILL BE COUNTED.
           If you have any questions, please contact Lincoln New York toll free at 1-888-868-2583.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD
                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 9, 2002

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY").

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Lincoln National Funds that are listed below (each a "Fund," collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA TELEPHONE: 1-866-837-1894
                            ----------------------------------------------------
                                     CONTROL NUMBER: 999 9999 9999 999
                            ----------------------------------------------------

                            999999 0 999999+000 LNL_VAA

                            I acknowledge receipt of the notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 15, 2002.


                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------- ,2002
                            Date                                       LNF_12517











  FUND                      FUND                        FUND
  ----                      ----                        ----
  Fundname drop-in 1        Fundname drop-in 2          Fundname drop-in 3
  Fundname drop-in 4        Fundname drop-in 5          Fundname drop-in 6
  Fundname drop-in 7        Fundname drop-in 8          Fundname drop-in 9
  Fundname drop-in 10       Fundname drop-in 11

Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the Proxy Statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

       -----------------------------------------------------------
       [_] To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)
       -----------------------------------------------------------

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [_]

                                                                              FOR ALL        WITHHOLD ALL         FOR ALL EXCEPT
1.  Election of Directors:
    01. John B. Borsch, Jr.    02. Kelly D. Clevenger   03. Nancy L. Frisby     [_]              [_]                    [_]
    04. Barbara S. Kowalczyk   05. Kenneth G. Stella

To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

---------------------------------------------

2. To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

                  FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Aggressive Growth [_]    [_]      [_]    Bond Fund              [_]    [_]      [_]      Capital Appreciation [_]    [_]      [_]
Equity-Income     [_]    [_]      [_]    Global Asset           [_]    [_]      [_]      Growth and Income    [_]    [_]      [_]
International     [_]    [_]      [_]    Managed                [_]    [_]      [_]      Money Market         [_]    [_]      [_]
Social Awareness  [_]    [_]      [_]    Special Opportunities  [_]    [_]      [_]

3. To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

                   FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Aggressive Growth  [_]    [_]      [_]    Bond Fund             [_]    [_]      [_]    Capital Appreciation [_]    [_]      [_]
Equity-Income      [_]    [_]      [_]    Global Asset          [_]    [_]      [_]    Growth and Income    [_]    [_]      [_]
International      [_]    [_]      [_]    Managed               [_]    [_]      [_]    Money Market         [_]    [_]      [_]
Social Awareness   [_]    [_]      [_]    Special Opportunities [_]    [_]      [_]

4. To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.

                   FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Aggressive Growth  [_]    [_]      [_]    Bond Fund             [_]    [_]      [_]    Capital Appreciation [_]    [_]      [_]
Equity-Income      [_]    [_]      [_]    Global Asset          [_]    [_]      [_]    Growth and Income    [_]    [_]      [_]
International      [_]    [_]      [_]    Managed               [_]    [_]      [_]    Money Market         [_]    [_]      [_]
Social Awareness   [_]    [_]      [_]    Special Opportunities [_]    [_]      [_]

5. To approve the amendment of certain FUNDAMENTAL INVESTMENT RESTRICTIONS.
   (5A. Amendment to Fundamental Restrictions on Concentration of Investments in the Same Industry; 5B. Amendment of Fundamental Restrictions on Borrowing Money and Issuing Senior Securities; 5C. Amendment to Fundamental Restrictions on Underwriting; 5D. Amendment to Fundamental Restrictions on Investments in Real Estate; 5E. Amendment to Fundamental Restrictions on Investment in Commodities or Commodity Issues; 5F. Amendment to Fundamental Restrictions on Lending; 5G. Amendment to Fundamental Restrictions on Diversification)

                      FOR  AGAINST  ABSTAIN     FOR ALL EXCEPT                    FOR  AGAINST  ABSTAIN     FOR ALL EXCEPT
Aggressive Growth     [_]    [_]      [_]    [_]______________  Bond Fund         [_]    [_]      [_]    [_]______________
Capital Appreciation  [_]    [_]      [_]    [_]______________  Equity-Income     [_]    [_]      [_]    [_]______________
Global Asset          [_]    [_]      [_]    [_]______________  Growth and Income [_]    [_]      [_]    [_]______________
International         [_]    [_]      [_]    [_]______________  Managed           [_]    [_]      [_]    [_]______________
Money Market          [_]    [_]      [_]    [_]______________  Social Awareness  [_]    [_]      [_]    [_]______________
Special Opportunities [_]    [_]      [_]    [_]______________

6. To approve the elimination of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (6A. Elimination of Fundamental Restrictions on Investments in Other Investment Companies; 6B. Elimination of Fundamental Restrictions on Selling Securities Short; 6C. Elimination of Fundamental Restrictions on Margin Transactions; 6D. Elimination of Fundamental Restrictions on Pledging Fund Assets; 6E. Elimination of Fundamental Restrictions on Illiquid and Restricted Securities; 6F. Elimination of Fundamental Restrictions on Purchase of Put and Call Options;
6G. Elimination of Fundamental Restrictions on Investments in Companies for the Purpose of Acquiring Control)

                      FOR  AGAINST  ABSTAIN     FOR ALL EXCEPT                    FOR  AGAINST  ABSTAIN     FOR ALL EXCEPT
Aggressive Growth     [_]    [_]      [_]    [_]______________  Bond Fund         [_]    [_]      [_]    [_]______________
Capital Appreciation  [_]    [_]      [_]    [_]______________  Equity-Income     [_]    [_]      [_]    [_]______________
Global Asset          [_]    [_]      [_]    [_]______________  Growth and Income [_]    [_]      [_]    [_]______________
International         [_]    [_]      [_]    [_]______________  Managed           [_]    [_]      [_]    [_]______________
Money Market          [_]    [_]      [_]    [_]______________  Social Awareness  [_]    [_]      [_]    [_]______________
Special Opportunities [_]    [_]      [_]    [_]______________

7. The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.

                 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING
                    INSTRUCTION USING THE ENCLOSED ENVELOPE.
   ALL VOTING INSTRUCTION CARDS RECEIVED BY DECEMBER 4, 2002 WILL BE COUNTED.
             If you have any questions, please contact Lincoln Life
                     toll free at 1-800-348-1212, Ext. 2077.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD
                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 9, 2002

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY").

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Lincoln National Funds that are listed below (each a "Fund," collectively, the "Funds") that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA TELEPHONE: 1-866-837-1894
                            ----------------------------------------------------
                                    CONTROL NUMBER: 999 9999 9999 999
                            ----------------------------------------------------
                            999999  0  999999+000  LNL_VUL

                            I acknowledge receipt of the notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 15, 2002.


                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------- ,2002
                            Date                                       LNF_12517








  FUND                  FUND                   FUND
  ----                  ----                   ----
  Fundname drop-in 1    Fundname drop-in 2     Fundname drop-in 3
  Fundname drop-in 4    Fundname drop-in 5     Fundname drop-in 6
  Fundname drop-in 7    Fundname drop-in 8     Fundname drop-in 9
  Fundname drop-in 10   Fundname drop-in 11

Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the Proxy Statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

     -----------------------------------------------------
     To vote FOR all Funds on all Proposals mark this box.
     (No other vote is necessary.)
     -----------------------------------------------------

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [_]

1.  Election of Directors:                                                    FOR ALL        WITHHOLD ALL         FOR ALL EXCEPT
    01 John B. Borsch, Jr.     02. Kelly D. Clevenger   03. Nancy L. Frisby
    04. Barbara S. Kowalczyk   05. Kenneth G. Stella
                                                                                [_]               [_]                  [_]

To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

--------------------------------------------

2. To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

                    FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Aggressive Growth   [_]    [_]      [_]   Bond Fund              [_]    [_]      [_]    Capital Appreciation [_]    [_]      [_]
Equity-Income       [_]    [_]      [_]   Global Asset           [_]    [_]      [_]    Growth and Income    [_]    [_]      [_]
International       [_]    [_]      [_]   Managed                [_]    [_]      [_]    Money Market         [_]    [_]      [_]
Social Awareness    [_]    [_]      [_]   Special Opportunities  [_]    [_]      [_]

3. To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN

Aggressive Growth  [_]    [_]      [_]   Bond Fund             [_]    [_]      [_]    Capital Appreciation [_]    [_]      [_]
Equity-Income      [_]    [_]      [_]   Global Asset          [_]    [_]      [_]    Growth and Income    [_]    [_]      [_]
International      [_]    [_]      [_]   Managed               [_]    [_]      [_]    Money Market         [_]    [_]      [_]
Social Awareness   [_]    [_]      [_]   Special Opportunities [_]    [_]      [_]

4. To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN

Aggressive Growth  [_]    [_]      [_]   Bond Fund             [_]    [_]      [_]    Capital Appreciation [_]    [_]      [_]
Equity-Income      [_]    [_]      [_]   Global Asset          [_]    [_]      [_]    Growth and Income    [_]    [_]      [_]
International      [_]    [_]      [_]   Managed               [_]    [_]      [_]    Money Market         [_]    [_]      [_]
Social Awareness   [_]    [_]      [_]   Special Opportunities [_]    [_]      [_]

5. To approve the amendment of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (5A. Amendment to Fundamental Restrictions on Concentration of Investments in the Same Industry; 5B. Amendment of Fundamental Restrictions on Borrowing Money and Issuing Senior Securities; 5C. Amendment to Fundamental Restrictions on Underwriting; 5D. Amendment to Fundamental Restrictions on Investments in Real Estate; 5E. Amendment to Fundamental Restrictions on Investment in Commodities or Commodity Issues; 5F. Amendment to Fundamental Restrictions on Lending; 5G. Amendment to Fundamental Restrictions on Diversification)

                      FOR  AGAINST  ABSTAIN     FOR ALL EXCEPT                     FOR  AGAINST  ABSTAIN     FOR ALL EXCEPT
Aggressive Growth     [_]    [_]      [_]    [_]______________   Bond Fund         [_]    [_]      [_]    [_]______________
Capital Appreciation  [_]    [_]      [_]    [_]______________   Equity-Income     [_]    [_]      [_]    [_]______________
Global Asset          [_]    [_]      [_]    [_]______________   Growth and Income [_]    [_]      [_]    [_]______________
International         [_]    [_]      [_]    [_]______________   Managed           [_]    [_]      [_]    [_]______________
Money Market          [_]    [_]      [_]    [_]______________   Social Awareness  [_]    [_]      [_]    [_]______________
Special Opportunities [_]    [_]      [_]    [_]______________

6. To approve the elimination of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (6A. Elimination of Fundamental Restrictions on Investments in Other Investment Companies; 6B. Elimination of Fundamental Restrictions on Selling Securities Short; 6C. Elimination of Fundamental Restrictions on Margin Transactions; 6D. Elimination of Fundamental Restrictions on Pledging Fund Assets; 6E. Elimination of Fundamental Restrictions on Illiquid and Restricted Securities; 6F. Elimination of Fundamental Restrictions on Purchase of Put and Call Options;
6G. Elimination of Fundamental Restrictions on Investments in Companies for the Purpose of Acquiring Control)

                      FOR  AGAINST  ABSTAIN     FOR ALL EXCEPT                     FOR  AGAINST  ABSTAIN     FOR ALL EXCEPT
Aggressive Growth     [_]    [_]      [_]    [_]______________   Bond Fund         [_]    [_]      [_]    [_]______________
Capital Appreciation  [_]    [_]      [_]    [_]______________   Equity-Income     [_]    [_]      [_]    [_]______________
Global Asset          [_]    [_]      [_]    [_]______________   Growth and Income [_]    [_]      [_]    [_]______________
International         [_]    [_]      [_]    [_]______________   Managed           [_]    [_]      [_]    [_]______________
Money Market          [_]    [_]      [_]    [_]______________   Social Awareness  [_]    [_]      [_]    [_]______________
Special Opportunities [_]    [_]      [_]    [_]______________

7. The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.

           PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION
                          USING THE ENCLOSED ENVELOPE.
   ALL VOTING INSTRUCTION CARDS RECEIVED BY DECEMBER 4, 2002 WILL BE COUNTED.
             If you have any questions, please contact Lincoln Life
                          toll free at 1-877-200-8213.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD
                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 9, 2002

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY").

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Lincoln National Funds that are listed below (each a "Fund," collectively, the "Funds") that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA TELEPHONE: 1-866-837-1894
                            ----------------------------------------------------
                            CONTROL NUMBER: 999 9999 9999 999
                            ----------------------------------------------------
                            999999  0  999999+000  LNY_VUL

                            I acknowledge receipt of the notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 15, 2002.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ---------------------------------------------- ,2002
                            Date                                       LNF_12517








  FUND                    FUND                     FUND
  ----                    ----                     ----
  Fundname drop-in 1      Fundname drop-in 2       Fundname drop-in 3
  Fundname drop-in 4      Fundname drop-in 5       Fundname drop-in 6
  Fundname drop-in 7      Fundname drop-in 8       Fundname drop-in 9
  Fundname drop-in 10     Fundname drop-in 11


Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the Proxy Statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

      ----------------------------------------------------------
      [_]  To vote FOR all Funds on all Proposals mark this box.
           (No other vote is necessary.)
      ----------------------------------------------------------

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [_]


1.  Election of Directors:                                                    FOR ALL        WITHHOLD ALL         FOR ALL EXCEPT
    01. John B. Borsch, Jr.    02. Kelly D. Clevenger   03. Nancy L. Frisby
    04. Barbara S. Kowalczyk   05. Kenneth G. Stella                            [_]               [_]                   [_]

To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

2. To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

----------------------------------------------

                  FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                    FOR  AGAINST  ABSTAIN

Aggressive Growth [_]    [_]     [_]    Bond Fund             [_]    [_]     [_]  Capital Appreciation [_]    [_]     [_]
Equity-Income     [_]    [_]     [_]    Global Asset          [_]    [_]     [_]  Growth and Income    [_]    [_]     [_]
International     [_]    [_]     [_]    Managed               [_]    [_]     [_]  Money Market         [_]    [_]     [_]
Social Awareness  [_]    [_]     [_]    Special Opportunities [_]    [_]     [_]

3. To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

                                    FOR    AGAINST  ABSTAIN
   Aggressive Growth                [_]      [_]      [_]
   Equity-Income                    [_]      [_]      [_]
   International                    [_]      [_]      [_]
   Social Awareness                 [_]      [_]      [_]

                                    FOR    AGAINST  ABSTAIN
   Bond Fund                        [_]      [_]      [_]
   Global Asset                     [_]      [_]      [_]
   Managed                          [_]      [_]      [_]
   Special Opportunities            [_]      [_]      [_]

                                    FOR    AGAINST  ABSTAIN
   Capital Appreciation             [_]      [_]      [_]
   Growth and Income                [_]      [_]      [_]
   Money Market                     [_]      [_]      [_]

4. To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.

                                    FOR    AGAINST  ABSTAIN
   Aggressive Growth                [_]      [_]      [_]
   Equity-Income                    [_]      [_]      [_]
   International                    [_]      [_]      [_]
   Social Awareness                 [_]      [_]      [_]

                                    FOR    AGAINST  ABSTAIN
   Bond Fund                        [_]      [_]      [_]
   Global Asset                     [_]      [_]      [_]
   Managed                          [_]      [_]      [_]
   Special Opportunities            [_]      [_]      [_]

                                    FOR    AGAINST  ABSTAIN
   Capital Appreciation             [_]      [_]      [_]
   Growth and Income                [_]      [_]      [_]
   Money Market                     [_]      [_]      [_]

5. To approve the amendment of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (5A. Amendment to Fundamental Restrictions on Concentration of Investments in the Same Industry; 5B. Amendment of Fundamental Restrictions on Borrowing Money and Issuing Senior Securities; 5C. Amendment to Fundamental Restrictions on Underwriting; 5D. Amendment to Fundamental Restrictions on Investments in Real Estate; 5E. Amendment to Fundamental Restrictions on Investment in Commodities or Commodity Issues; 5F. Amendment to Fundamental Restrictions on Lending; 5G. Amendment to Fundamental Restrictions on Diversification)

                                    FOR    AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth                [_]      [_]      [_]     [_]__________
   Capital Appreciation             [_]      [_]      [_]     [_]___________
   Global Asset                     [_]      [_]      [_]     [_]___________
   International                    [_]      [_]      [_]     [_]___________
   Money Market                     [_]      [_]      [_]     [_]___________
   Special Opportunities            [_]      [_]      [_]     [_]___________

                                    FOR    AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                        [_]      [_]      [_]     [_]___________
   Equity-Income                    [_]      [_]      [_]     [_]___________
   Growth and Income                [_]      [_]      [_]     [_]___________
   Managed                          [_]      [_]      [_]     [_]___________
   Social Awareness                 [_]      [_]      [_]     [_]___________

6. To approve the elimination of certain FUNDAMENTAL INVESTMENT
   RESTRICTIONS. (6A. Elimination of Fundamental Restrictions on Investments in Other Investment Companies; 6B. Elimination of Fundamental Restrictions on Selling Securities Short; 6C. Elimination of Fundamental Restrictions on Margin Transactions; 6D. Elimination of Fundamental Restrictions on Pledging Fund Assets; 6E. Elimination of Fundamental Restrictions on Illiquid and Restricted Securities; 6F. Elimination of Fundamental Restrictions on Purchase of Put and Call Options; 6G. Elimination of Fundamental Restrictions on Investments in Companies for the Purpose of Acquiring Control)

                                    FOR    AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth                [_]      [_]      [_]     [_]__________
   Capital Appreciation             [_]      [_]      [_]     [_]___________
   Global Asset                     [_]      [_]      [_]     [_]___________
   International                    [_]      [_]      [_]     [_]___________
   Money Market                     [_]      [_]      [_]     [_]___________
   Special Opportunities            [_]      [_]      [_]     [_]___________

                                    FOR    AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                        [_]      [_]      [_]     [_]___________
   Equity-Income                    [_]      [_]      [_]     [_]___________
   Growth and Income                [_]      [_]      [_]     [_]___________
   Managed                          [_]      [_]      [_]     [_]___________
   Social Awareness                 [_]      [_]      [_]     [_]___________

7. The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.


  PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION USING THE ENCLOSED ENVELOPE. ALL VOTING INSTRUCTION CARDS RECEIVED BY DECEMBER 4, 2002 WILL BE
                                    COUNTED.
    If you have any questions, please contact Lincoln New York toll free at
                                1-877-200-8213.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 9, 2002

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY").

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Lincoln National Funds that are listed below (each a "Fund," collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

   VOTE VIA THE INTERNET: https://vote.proxy-direct.com
   VOTE VIA TELEPHONE: 1-866-837-1894
   ---------------------------------
   CONTROL NUMBER: 999 9999 9999 999
   ---------------------------------
   999999 0 999999+000 LNL_VAA1

   I acknowledge receipt of the notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 15, 2002.

   ----------------------------------------------------------------------------
   Signature

   ----------------------------------------------------------------------------
   Signature (if held jointly)
                                                                         , 2002
   ----------------------------------------------------------------------
   Date                                                               LNF_12517

   FUND                          FUND                        FUND
   Fundname drop-in 1            Fundname drop-in 2          Fundname drop-in 3
   Fundname drop-in 4            Fundname drop-in 5          Fundname drop-in 6
   Fundname drop-in 7            Fundname drop-in 8          Fundname drop-in 9
   Fundname drop-in 10           Fundname drop-in 11


Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the Proxy Statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

---------------------------------------------------------
[_] To vote FOR all Funds on all Proposals mark this box.
    (No other vote is necessary.)
---------------------------------------------------------

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [_]

1.  Election of Directors:
    01. John B. Borsch, Jr.      02. Kelly D. Clevenger      03. Nancy L. Frisby
    04. Barbara S. Kowalczyk     05. Kenneth G. Stella

            FOR ALL             WITHHOLD ALL              FOR ALL EXCEPT
              [_]                   [_]                         [_]

To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

----------------------------------------

2. To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

                  FOR AGAINST ABSTAIN                        FOR AGAINST ABSTAIN
Aggressive Growth [_]   [_]     [_]    Bond Fund             [_]   [_]     [_]
Equity-Income     [_]   [_]     [_]    Global Asset          [_]   [_]     [_]
International     [_]   [_]     [_]    Managed               [_]   [_]     [_]
Social Awareness  [_]   [_]     [_]    Special Opportunities [_]   [_]     [_]

                     FOR AGAINST ABSTAIN
Capital Appreciation [_]   [_]     [_]
Growth and Income    [_]   [_]     [_]
Money Market         [_]   [_]     [_]

3. To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

                            FOR  AGAINST  ABSTAIN
   Aggressive Growth        [_]    [_]      [_]
   Equity-Income            [_]    [_]      [_]
   International            [_]    [_]      [_]
   Social Awareness         [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Bond Fund                [_]    [_]      [_]
   Global Asset             [_]    [_]      [_]
   Managed                  [_]    [_]      [_]
   Special Opportunities    [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Capital Appreciation     [_]    [_]      [_]
   Growth and Income        [_]    [_]      [_]
   Money Market             [_]    [_]      [_]

4. To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.

                            FOR  AGAINST  ABSTAIN
   Aggressive Growth        [_]    [_]      [_]
   Equity-Income            [_]    [_]      [_]
   International            [_]    [_]      [_]
   Social Awareness         [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Bond Fund                [_]    [_]      [_]
   Global Asset             [_]    [_]      [_]
   Managed                  [_]    [_]      [_]
   Special Opportunities    [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Capital Appreciation     [_]    [_]      [_]
   Growth and Income        [_]    [_]      [_]
   Money Market             [_]    [_]      [_]

5. To approve the amendment of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (5A. Amendment to Fundamental Restrictions on Concentration of Investments in the Same Industry; 5B. Amendment of Fundamental Restrictions on Borrowing Money and Issuing Senior Securities; 5C. Amendment to Fundamental Restrictions on Underwriting; 5D. Amendment to Fundamental Restrictions on Investments in Real Estate; 5E. Amendment to Fundamental Restrictions on Investment in Commodities or Commodity Issues; 5F. Amendment to Fundamental Restrictions on Lending; 5G. Amendment to Fundamental Restrictions on Diversification)

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth        [_]    [_]      [_]    [_] ____________
   Capital Appreciation     [_]    [_]      [_]    [_] ____________
   Global Asset             [_]    [_]      [_]    [_] ____________
   International            [_]    [_]      [_]    [_] ____________
   Money Market             [_]    [_]      [_]    [_] ____________
   Special Opportunities    [_]    [_]      [_]    [_] ____________

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                [_]    [_]      [_]    [_] ____________
   Equity-Income            [_]    [_]      [_]    [_] ____________
   Growth and Income        [_]    [_]      [_]    [_] ____________
   Managed                  [_]    [_]      [_]    [_] ____________
   Social Awareness         [_]    [_]      [_]    [_] ____________

6. To approve the elimination of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (6A. Elimination of Fundamental Restrictions on Investments in Other Investment Companies; 6B. Elimination of Fundamental Restrictions on Selling Securities Short; 6C. Elimination of Fundamental Restrictions on Margin Transactions; 6D. Elimination of Fundamental Restrictions on Pledging Fund Assets; 6E. Elimination of Fundamental Restrictions on Illiquid and Restricted Securities; 6F. Elimination of Fundamental Restrictions on Purchase of Put and Call Options; 6G. Elimination of Fundamental Restrictions on Investments in Companies for the Purpose of Acquiring Control)

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth        [_]    [_]      [_]    [_] ____________
   Capital Appreciation     [_]    [_]      [_]    [_] ____________
   Global Asset             [_]    [_]      [_]    [_] ____________
   International            [_]    [_]      [_]    [_] ____________
   Money Market             [_]    [_]      [_]    [_] ____________
   Special Opportunities    [_]    [_]      [_]    [_] ____________

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                [_]    [_]      [_]    [_] ____________
   Equity-Income            [_]    [_]      [_]    [_] ____________
   Growth and Income        [_]    [_]      [_]    [_] ____________
   Managed                  [_]    [_]      [_]    [_] ____________
   Social Awareness         [_]    [_]      [_]    [_] ____________

7. The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.


 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION USING THE ENCLOSED
  ENVELOPE. ALL VOTING INSTRUCTION CARDS RECEIVED BY DECEMBER 4, 2002 WILL BE
                                    COUNTED.
      If you have any questions, please contact Lincoln Life toll free at
                                1-800-454-6265.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD
                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 9, 2002

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY").

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Lincoln National Funds that are listed below (each a "Fund," collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA TELEPHONE: 1-866-837-1894
                           -----------------------------------------------------
                            CONTROL NUMBER: 999 9999 9999 999
                           -----------------------------------------------------

                            999999 0 999999+000 LNL_Q&L

                            I acknowledge receipt of the notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 15, 2002.



                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            -----------------------------------------------,2002
                            Date                                       LNF_12517



FUND                    FUND                    FUND
----                    ----                    ----
Fundname drop-in 1      Fundname drop-in 2      Fundname drop-in 3
Fundname drop-in 4      Fundname drop-in 5      Fundname drop-in 6
Fundname drop-in 7      Fundname drop-in 8      Fundname drop-in 9
Fundname drop-in 10     Fundname drop-in 11



Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the Proxy Statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

--------------------------------------------------------------------------------
[_] To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)
--------------------------------------------------------------------------------

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                                            FOR ALL  WITHHOLD ALL  FOR ALL EXCEPT
1.   Election of Directors:
     01. John B. Borsch, Jr.   02. Kelly D. Clevenger  03. Nancy L. Frisby
     04. Barbara S. Kowalczyk  05. Kenneth G. Stella                          [_]        [_]            [_]

To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

--------------------------------------------------------------------------------

2. To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

                       FOR  AGAINST  ABSTAIN
Aggressive Growth      [_]    [_]      [_]
Equity-Income          [_]    [_]      [_]
International          [_]    [_]      [_]
Social Awareness       [_]    [_]      [_]

                       FOR  AGAINST  ABSTAIN
Bond Fund              [_]    [_]      [_]
Global Asset           [_]    [_]      [_]
Managed                [_]    [_]      [_]
Special Opportunities  [_]    [_]      [_]

                       FOR  AGAINST  ABSTAIN
Capital Appreciation   [_]    [_]      [_]
Growth and Income      [_]    [_]      [_]
Money Market           [_]    [_]      [_]

3. To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

                            FOR  AGAINST  ABSTAIN
   Aggressive Growth        [_]    [_]      [_]
   Equity-Income            [_]    [_]      [_]
   International            [_]    [_]      [_]
   Social Awareness         [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Bond Fund                [_]    [_]      [_]
   Global Asset             [_]    [_]      [_]
   Managed                  [_]    [_]      [_]
   Special Opportunities    [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Capital Appreciation     [_]    [_]      [_]
   Growth and Income        [_]    [_]      [_]
   Money Market             [_]    [_]      [_]

4. To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.

                            FOR  AGAINST  ABSTAIN
   Aggressive Growth        [_]    [_]      [_]
   Equity-Income            [_]    [_]      [_]
   International            [_]    [_]      [_]
   Social Awareness         [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Bond Fund                [_]    [_]      [_]
   Global Asset             [_]    [_]      [_]
   Managed                  [_]    [_]      [_]
   Special Opportunities    [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Capital Appreciation     [_]    [_]      [_]
   Growth and Income        [_]    [_]      [_]
   Money Market             [_]    [_]      [_]

5. To approve the amendment of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (5A. Amendment to Fundamental Restrictions on Concentration of Investments in the Same Industry; 5B. Amendment of Fundamental Restrictions on Borrowing Money and Issuing Senior Securities; 5C. Amendment to Fundamental Restrictions on Underwriting; 5D. Amendment to Fundamental Restrictions on Investments in Real Estate; 5E. Amendment to Fundamental Restrictions on Investment in Commodities or Commodity Issues; 5F. Amendment to Fundamental Restrictions on Lending; 5G. Amendment to Fundamental Restrictions on Diversification)

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth        [_]    [_]      [_]    [_] ____________
   Capital Appreciation     [_]    [_]      [_]    [_] ____________
   Global Asset             [_]    [_]      [_]    [_] ____________
   International            [_]    [_]      [_]    [_] ____________
   Money Market             [_]    [_]      [_]    [_] ____________
   Special Opportunities    [_]    [_]      [_]    [_] ____________

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                [_]    [_]      [_]    [_] ____________
   Equity-Income            [_]    [_]      [_]    [_] ____________
   Growth and Income        [_]    [_]      [_]    [_] ____________
   Managed                  [_]    [_]      [_]    [_] ____________
   Social Awareness         [_]    [_]      [_]    [_] ____________

6. To approve the elimination of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (6A. Elimination of Fundamental Restrictions on Investments in Other Investment Companies; 6B. Elimination of Fundamental Restrictions on Selling Securities Short; 6C. Elimination of Fundamental Restrictions on Margin Transactions; 6D. Elimination of Fundamental Restrictions on Pledging Fund Assets; 6E. Elimination of Fundamental Restrictions on Illiquid and Restricted Securities; 6F. Elimination of Fundamental Restrictions on Purchase of Put and Call Options; 6G. Elimination of Fundamental Restrictions on Investments in Companies for the Purpose of Acquiring Control)

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth        [_]    [_]      [_]    [_] ____________
   Capital Appreciation     [_]    [_]      [_]    [_] ____________
   Global Asset             [_]    [_]      [_]    [_] ____________
   International            [_]    [_]      [_]    [_] ____________
   Money Market             [_]    [_]      [_]    [_] ____________
   Special Opportunities    [_]    [_]      [_]    [_] ____________

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                [_]    [_]      [_]    [_] ____________
   Equity-Income            [_]    [_]      [_]    [_] ____________
   Growth and Income        [_]    [_]      [_]    [_] ____________
   Managed                  [_]    [_]      [_]    [_] ____________
   Social Awareness         [_]    [_]      [_]    [_] ____________

7. The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.


 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION USING THE ENCLOSED
  ENVELOPE. ALL VOTING INSTRUCTION CARDS RECEIVED BY DECEMBER 4, 2002 WILL BE
                                    COUNTED.
      If you have any questions, please contact Lincoln Life toll free at
                                1-800-341-0441.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 9, 2002

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY").

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Lincoln National Funds that are listed below (each a "Fund," collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

   VOTE VIA THE INTERNET: https://vote.proxy-direct.com
   VOTE VIA TELEPHONE: 1-866-837-1894
---------------------------------------
   CONTROL NUMBER: 999 9999 9999 999
---------------------------------------
   999999 0 999999+000 LNL_Q&L1

   I acknowledge receipt of the notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 15, 2002.

   ----------------------------------------------------------------------------
   Signature

   ----------------------------------------------------------------------------
   Signature (if held jointly)
                                                                         , 2002
   ----------------------------------------------------------------------
   Date                                                               LNF_12517

   FUND                          FUND                        FUND
   Fundname drop-in 1            Fundname drop-in 2          Fundname drop-in 3
   Fundname drop-in 4            Fundname drop-in 5          Fundname drop-in 6
   Fundname drop-in 7            Fundname drop-in 8          Fundname drop-in 9
   Fundname drop-in 10           Fundname drop-in 11


Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the Proxy Statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

---------------------------------------------------------
[_] To vote FOR all Funds on all Proposals mark this box.
    (No other vote is necessary.)
---------------------------------------------------------

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [_]

1.  Election of Directors:
    01. John B. Borsch, Jr.      02. Kelly D. Clevenger      03. Nancy L. Frisby
    04. Barbara S. Kowalczyk     05. Kenneth G. Stella

            FOR ALL             WITHHOLD ALL              FOR ALL EXCEPT
              [_]                   [_]                         [_]

To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

----------------------------------------

2. To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

                  FOR AGAINST ABSTAIN                        FOR AGAINST ABSTAIN
Aggressive Growth [_]   [_]     [_]    Bond Fund             [_]   [_]     [_]
Equity-Income     [_]   [_]     [_]    Global Asset          [_]   [_]     [_]
International     [_]   [_]     [_]    Managed               [_]   [_]     [_]
Social Awareness  [_]   [_]     [_]    Special Opportunities [_]   [_]     [_]

                     FOR AGAINST ABSTAIN
Capital Appreciation [_]   [_]     [_]
Growth and Income    [_]   [_]     [_]
Money Market         [_]   [_]     [_]

3. To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

                            FOR  AGAINST  ABSTAIN
   Aggressive Growth        [_]    [_]      [_]
   Equity-Income            [_]    [_]      [_]
   International            [_]    [_]      [_]
   Social Awareness         [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Bond Fund                [_]    [_]      [_]
   Global Asset             [_]    [_]      [_]
   Managed                  [_]    [_]      [_]
   Special Opportunities    [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Capital Appreciation     [_]    [_]      [_]
   Growth and Income        [_]    [_]      [_]
   Money Market             [_]    [_]      [_]

4. To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.

                            FOR  AGAINST  ABSTAIN
   Aggressive Growth        [_]    [_]      [_]
   Equity-Income            [_]    [_]      [_]
   International            [_]    [_]      [_]
   Social Awareness         [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Bond Fund                [_]    [_]      [_]
   Global Asset             [_]    [_]      [_]
   Managed                  [_]    [_]      [_]
   Special Opportunities    [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Capital Appreciation     [_]    [_]      [_]
   Growth and Income        [_]    [_]      [_]
   Money Market             [_]    [_]      [_]

5. To approve the amendment of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (5A. Amendment to Fundamental Restrictions on Concentration of Investments in the Same Industry; 5B. Amendment of Fundamental Restrictions on Borrowing Money and Issuing Senior Securities; 5C. Amendment to Fundamental Restrictions on Underwriting; 5D. Amendment to Fundamental Restrictions on Investments in Real Estate; 5E. Amendment to Fundamental Restrictions on Investment in Commodities or Commodity Issues; 5F. Amendment to Fundamental Restrictions on Lending; 5G. Amendment to Fundamental Restrictions on Diversification)

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth        [_]    [_]      [_]    [_] ____________
   Capital Appreciation     [_]    [_]      [_]    [_] ____________
   Global Asset             [_]    [_]      [_]    [_] ____________
   International            [_]    [_]      [_]    [_] ____________
   Money Market             [_]    [_]      [_]    [_] ____________
   Special Opportunities    [_]    [_]      [_]    [_] ____________

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                [_]    [_]      [_]    [_] ____________
   Equity-Income            [_]    [_]      [_]    [_] ____________
   Growth and Income        [_]    [_]      [_]    [_] ____________
   Managed                  [_]    [_]      [_]    [_] ____________
   Social Awareness         [_]    [_]      [_]    [_] ____________

6. To approve the elimination of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (6A. Elimination of Fundamental Restrictions on Investments in Other Investment Companies; 6B. Elimination of Fundamental Restrictions on Selling Securities Short; 6C. Elimination of Fundamental Restrictions on Margin Transactions; 6D. Elimination of Fundamental Restrictions on Pledging Fund Assets; 6E. Elimination of Fundamental Restrictions on Illiquid and Restricted Securities; 6F. Elimination of Fundamental Restrictions on Purchase of Put and Call Options; 6G. Elimination of Fundamental Restrictions on Investments in Companies for the Purpose of Acquiring Control)

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth        [_]    [_]      [_]    [_] ____________
   Capital Appreciation     [_]    [_]      [_]    [_] ____________
   Global Asset             [_]    [_]      [_]    [_] ____________
   International            [_]    [_]      [_]    [_] ____________
   Money Market             [_]    [_]      [_]    [_] ____________
   Special Opportunities    [_]    [_]      [_]    [_] ____________

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                [_]    [_]      [_]    [_] ____________
   Equity-Income            [_]    [_]      [_]    [_] ____________
   Growth and Income        [_]    [_]      [_]    [_] ____________
   Managed                  [_]    [_]      [_]    [_] ____________
   Social Awareness         [_]    [_]      [_]    [_] ____________

7. The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.


 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION USING THE ENCLOSED
  ENVELOPE. ALL VOTING INSTRUCTION CARDS RECEIVED BY DECEMBER 4, 2002 WILL BE
                                    COUNTED.
      If you have any questions, please contact Lincoln Life toll free at
                                1-800-454-6265.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 9, 2002

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY").

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Lincoln National Funds that are listed below (each a "Fund," collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

   VOTE VIA THE INTERNET: https://vote.proxy-direct.com
   VOTE VIA TELEPHONE: 1-866-837-1894
----------------------------------------
   CONTROL NUMBER: 999 9999 9999 999
----------------------------------------
   999999 0 999999+000 LNL_VAA3

   I acknowledge receipt of the notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 15, 2002.

   ----------------------------------------------------------------------------
   Signature

   ----------------------------------------------------------------------------
   Signature (if held jointly)
                                                                         , 2002
   ----------------------------------------------------------------------
   Date                                                               LNF_12517

   FUND                          FUND                        FUND
   Fundname drop-in 1            Fundname drop-in 2          Fundname drop-in 3
   Fundname drop-in 4            Fundname drop-in 5          Fundname drop-in 6
   Fundname drop-in 7            Fundname drop-in 8          Fundname drop-in 9
   Fundname drop-in 10           Fundname drop-in 11


Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the Proxy Statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

---------------------------------------------------------
[_] To vote FOR all Funds on all Proposals mark this box.
    (No other vote is necessary.)
---------------------------------------------------------

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [_]

1.  Election of Directors:
    01. John B. Borsch, Jr.      02. Kelly D. Clevenger      03. Nancy L. Frisby
    04. Barbara S. Kowalczyk     05. Kenneth G. Stella

            FOR ALL             WITHHOLD ALL              FOR ALL EXCEPT
              [_]                   [_]                         [_]

To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

----------------------------------------

2. To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

                  FOR AGAINST ABSTAIN                        FOR AGAINST ABSTAIN
Aggressive Growth [_]   [_]     [_]    Bond Fund             [_]   [_]     [_]
Equity-Income     [_]   [_]     [_]    Global Asset          [_]   [_]     [_]
International     [_]   [_]     [_]    Managed               [_]   [_]     [_]
Social Awareness  [_]   [_]     [_]    Special Opportunities [_]   [_]     [_]

                     FOR AGAINST ABSTAIN
Capital Appreciation [_]   [_]     [_]
Growth and Income    [_]   [_]     [_]
Money Market         [_]   [_]     [_]

3. To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

                            FOR  AGAINST  ABSTAIN
   Aggressive Growth        [_]    [_]      [_]
   Equity-Income            [_]    [_]      [_]
   International            [_]    [_]      [_]
   Social Awareness         [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Bond Fund                [_]    [_]      [_]
   Global Asset             [_]    [_]      [_]
   Managed                  [_]    [_]      [_]
   Special Opportunities    [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Capital Appreciation     [_]    [_]      [_]
   Growth and Income        [_]    [_]      [_]
   Money Market             [_]    [_]      [_]

4. To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.

                            FOR  AGAINST  ABSTAIN
   Aggressive Growth        [_]    [_]      [_]
   Equity-Income            [_]    [_]      [_]
   International            [_]    [_]      [_]
   Social Awareness         [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Bond Fund                [_]    [_]      [_]
   Global Asset             [_]    [_]      [_]
   Managed                  [_]    [_]      [_]
   Special Opportunities    [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Capital Appreciation     [_]    [_]      [_]
   Growth and Income        [_]    [_]      [_]
   Money Market             [_]    [_]      [_]

5. To approve the amendment of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (5A. Amendment to Fundamental Restrictions on Concentration of Investments in the Same Industry; 5B. Amendment of Fundamental Restrictions on Borrowing Money and Issuing Senior Securities; 5C. Amendment to Fundamental Restrictions on Underwriting; 5D. Amendment to Fundamental Restrictions on Investments in Real Estate; 5E. Amendment to Fundamental Restrictions on Investment in Commodities or Commodity Issues; 5F. Amendment to Fundamental Restrictions on Lending; 5G. Amendment to Fundamental Restrictions on Diversification)

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth        [_]    [_]      [_]    [_] ____________
   Capital Appreciation     [_]    [_]      [_]    [_] ____________
   Global Asset             [_]    [_]      [_]    [_] ____________
   International            [_]    [_]      [_]    [_] ____________
   Money Market             [_]    [_]      [_]    [_] ____________
   Special Opportunities    [_]    [_]      [_]    [_] ____________

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                [_]    [_]      [_]    [_] ____________
   Equity-Income            [_]    [_]      [_]    [_] ____________
   Growth and Income        [_]    [_]      [_]    [_] ____________
   Managed                  [_]    [_]      [_]    [_] ____________
   Social Awareness         [_]    [_]      [_]    [_] ____________

6. To approve the elimination of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (6A. Elimination of Fundamental Restrictions on Investments in Other Investment Companies; 6B. Elimination of Fundamental Restrictions on Selling Securities Short; 6C. Elimination of Fundamental Restrictions on Margin Transactions; 6D. Elimination of Fundamental Restrictions on Pledging Fund Assets; 6E. Elimination of Fundamental Restrictions on Illiquid and Restricted Securities; 6F. Elimination of Fundamental Restrictions on Purchase of Put and Call Options; 6G. Elimination of Fundamental Restrictions on Investments in Companies for the Purpose of Acquiring Control)

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth        [_]    [_]      [_]    [_] ____________
   Capital Appreciation     [_]    [_]      [_]    [_] ____________
   Global Asset             [_]    [_]      [_]    [_] ____________
   International            [_]    [_]      [_]    [_] ____________
   Money Market             [_]    [_]      [_]    [_] ____________
   Special Opportunities    [_]    [_]      [_]    [_] ____________

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                [_]    [_]      [_]    [_] ____________
   Equity-Income            [_]    [_]      [_]    [_] ____________
   Growth and Income        [_]    [_]      [_]    [_] ____________
   Managed                  [_]    [_]      [_]    [_] ____________
   Social Awareness         [_]    [_]      [_]    [_] ____________

7. The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.


 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION USING THE ENCLOSED
  ENVELOPE. ALL VOTING INSTRUCTION CARDS RECEIVED BY DECEMBER 4, 2002 WILL BE
                                    COUNTED.
      If you have any questions, please contact Lincoln Life toll free at
                                1-800-458-0822.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 9, 2002

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY").

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Lincoln National Funds that are listed below (each a "Fund," collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

   VOTE VIA THE INTERNET: https://vote.proxy-direct.com
   VOTE VIA TELEPHONE: 1-866-837-1894
----------------------------------------
   CONTROL NUMBER: 999 9999 9999 999
----------------------------------------
   999999 0 999999+000 LNL_VAA4

   I acknowledge receipt of the notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 15, 2002.

   ----------------------------------------------------------------------------
   Signature

   ----------------------------------------------------------------------------
   Signature (if held jointly)
                                                                         , 2002
   ----------------------------------------------------------------------
   Date                                                               LNF_12517

   FUND                          FUND                        FUND
   Fundname drop-in 1            Fundname drop-in 2          Fundname drop-in 3
   Fundname drop-in 4            Fundname drop-in 5          Fundname drop-in 6
   Fundname drop-in 7            Fundname drop-in 8          Fundname drop-in 9
   Fundname drop-in 10           Fundname drop-in 11


Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the Proxy Statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

---------------------------------------------------------
[_] To vote FOR all Funds on all Proposals mark this box.
    (No other vote is necessary.)
---------------------------------------------------------

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [_]

1.  Election of Directors:
    01. John B. Borsch, Jr.      02. Kelly D. Clevenger      03. Nancy L. Frisby
    04. Barbara S. Kowalczyk     05. Kenneth G. Stella

            FOR ALL             WITHHOLD ALL              FOR ALL EXCEPT
              [_]                   [_]                         [_]

To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

----------------------------------------

2. To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

                  FOR AGAINST ABSTAIN                        FOR AGAINST ABSTAIN
Aggressive Growth [_]   [_]     [_]    Bond Fund             [_]   [_]     [_]
Equity-Income     [_]   [_]     [_]    Global Asset          [_]   [_]     [_]
International     [_]   [_]     [_]    Managed               [_]   [_]     [_]
Social Awareness  [_]   [_]     [_]    Special Opportunities [_]   [_]     [_]

                     FOR AGAINST ABSTAIN
Capital Appreciation [_]   [_]     [_]
Growth and Income    [_]   [_]     [_]
Money Market         [_]   [_]     [_]

3. To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

                            FOR  AGAINST  ABSTAIN
   Aggressive Growth        [_]    [_]      [_]
   Equity-Income            [_]    [_]      [_]
   International            [_]    [_]      [_]
   Social Awareness         [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Bond Fund                [_]    [_]      [_]
   Global Asset             [_]    [_]      [_]
   Managed                  [_]    [_]      [_]
   Special Opportunities    [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Capital Appreciation     [_]    [_]      [_]
   Growth and Income        [_]    [_]      [_]
   Money Market             [_]    [_]      [_]

4. To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.

                            FOR  AGAINST  ABSTAIN
   Aggressive Growth        [_]    [_]      [_]
   Equity-Income            [_]    [_]      [_]
   International            [_]    [_]      [_]
   Social Awareness         [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Bond Fund                [_]    [_]      [_]
   Global Asset             [_]    [_]      [_]
   Managed                  [_]    [_]      [_]
   Special Opportunities    [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Capital Appreciation     [_]    [_]      [_]
   Growth and Income        [_]    [_]      [_]
   Money Market             [_]    [_]      [_]

5. To approve the amendment of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (5A. Amendment to Fundamental Restrictions on Concentration of Investments in the Same Industry; 5B. Amendment of Fundamental Restrictions on Borrowing Money and Issuing Senior Securities; 5C. Amendment to Fundamental Restrictions on Underwriting; 5D. Amendment to Fundamental Restrictions on Investments in Real Estate; 5E. Amendment to Fundamental Restrictions on Investment in Commodities or Commodity Issues; 5F. Amendment to Fundamental Restrictions on Lending; 5G. Amendment to Fundamental Restrictions on Diversification)

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth        [_]    [_]      [_]    [_] ____________
   Capital Appreciation     [_]    [_]      [_]    [_] ____________
   Global Asset             [_]    [_]      [_]    [_] ____________
   International            [_]    [_]      [_]    [_] ____________
   Money Market             [_]    [_]      [_]    [_] ____________
   Special Opportunities    [_]    [_]      [_]    [_] ____________

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                [_]    [_]      [_]    [_] ____________
   Equity-Income            [_]    [_]      [_]    [_] ____________
   Growth and Income        [_]    [_]      [_]    [_] ____________
   Managed                  [_]    [_]      [_]    [_] ____________
   Social Awareness         [_]    [_]      [_]    [_] ____________

6. To approve the elimination of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (6A. Elimination of Fundamental Restrictions on Investments in Other Investment Companies; 6B. Elimination of Fundamental Restrictions on Selling Securities Short; 6C. Elimination of Fundamental Restrictions on Margin Transactions; 6D. Elimination of Fundamental Restrictions on Pledging Fund Assets; 6E. Elimination of Fundamental Restrictions on Illiquid and Restricted Securities; 6F. Elimination of Fundamental Restrictions on Purchase of Put and Call Options; 6G. Elimination of Fundamental Restrictions on Investments in Companies for the Purpose of Acquiring Control)

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth        [_]    [_]      [_]    [_] ____________
   Capital Appreciation     [_]    [_]      [_]    [_] ____________
   Global Asset             [_]    [_]      [_]    [_] ____________
   International            [_]    [_]      [_]    [_] ____________
   Money Market             [_]    [_]      [_]    [_] ____________
   Special Opportunities    [_]    [_]      [_]    [_] ____________

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                [_]    [_]      [_]    [_] ____________
   Equity-Income            [_]    [_]      [_]    [_] ____________
   Growth and Income        [_]    [_]      [_]    [_] ____________
   Managed                  [_]    [_]      [_]    [_] ____________
   Social Awareness         [_]    [_]      [_]    [_] ____________

7. The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.


 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION USING THE ENCLOSED
  ENVELOPE. ALL VOTING INSTRUCTION CARDS RECEIVED BY DECEMBER 4, 2002 WILL BE
                                    COUNTED.
      If you have any questions, please contact Lincoln Life toll free at
                                1-888-868-2583.

VOTING INSTRUCTION CARD                                  VOTING INSTRUCTION CARD

                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
               MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 9, 2002

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY").

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Lincoln National Funds that are listed below (each a "Fund," collectively, the "Funds") that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

   VOTE VIA THE INTERNET: https://vote.proxy-direct.com
   VOTE VIA TELEPHONE: 1-866-837-1894
----------------------------------------
   CONTROL NUMBER: 999 9999 9999 999
----------------------------------------
   999999 0 999999+000 LNL_VULS

   I acknowledge receipt of the notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated October 15, 2002.

   ----------------------------------------------------------------------------
   Signature

   ----------------------------------------------------------------------------
   Signature (if held jointly)
                                                                         , 2002
   ----------------------------------------------------------------------
   Date                                                               LNF_12517

   FUND                          FUND                        FUND
   Fundname drop-in 1            Fundname drop-in 2          Fundname drop-in 3
   Fundname drop-in 4            Fundname drop-in 5          Fundname drop-in 6
   Fundname drop-in 7            Fundname drop-in 8          Fundname drop-in 9
   Fundname drop-in 10           Fundname drop-in 11


Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the Proxy Statement as specified below, and, in the Company's discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares "FOR" that Proposal (with respect to election of directors, we will vote your proportionate shares "FOR ALL" named nominees). If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

---------------------------------------------------------
[_] To vote FOR all Funds on all Proposals mark this box.
    (No other vote is necessary.)
---------------------------------------------------------

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [_]

1.  Election of Directors:
    01. John B. Borsch, Jr.      02. Kelly D. Clevenger      03. Nancy L. Frisby
    04. Barbara S. Kowalczyk     05. Kenneth G. Stella

            FOR ALL             WITHHOLD ALL              FOR ALL EXCEPT
              [_]                   [_]                         [_]

To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name on the line provided below.

----------------------------------------

2. To approve a reorganization to change each Fund from a Maryland corporation to a series of a Delaware business trust.

                  FOR AGAINST ABSTAIN                        FOR AGAINST ABSTAIN
Aggressive Growth [_]   [_]     [_]    Bond Fund             [_]   [_]     [_]
Equity-Income     [_]   [_]     [_]    Global Asset          [_]   [_]     [_]
International     [_]   [_]     [_]    Managed               [_]   [_]     [_]
Social Awareness  [_]   [_]     [_]    Special Opportunities [_]   [_]     [_]

                     FOR AGAINST ABSTAIN
Capital Appreciation [_]   [_]     [_]
Growth and Income    [_]   [_]     [_]
Money Market         [_]   [_]     [_]

3. To approve a proposal that would permit the Funds to enter into or materially change sub-advisory agreements with sub-advisers without obtaining stockholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)

                            FOR  AGAINST  ABSTAIN
   Aggressive Growth        [_]    [_]      [_]
   Equity-Income            [_]    [_]      [_]
   International            [_]    [_]      [_]
   Social Awareness         [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Bond Fund                [_]    [_]      [_]
   Global Asset             [_]    [_]      [_]
   Managed                  [_]    [_]      [_]
   Special Opportunities    [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Capital Appreciation     [_]    [_]      [_]
   Growth and Income        [_]    [_]      [_]
   Money Market             [_]    [_]      [_]

4. To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.

                            FOR  AGAINST  ABSTAIN
   Aggressive Growth        [_]    [_]      [_]
   Equity-Income            [_]    [_]      [_]
   International            [_]    [_]      [_]
   Social Awareness         [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Bond Fund                [_]    [_]      [_]
   Global Asset             [_]    [_]      [_]
   Managed                  [_]    [_]      [_]
   Special Opportunities    [_]    [_]      [_]

                            FOR  AGAINST  ABSTAIN
   Capital Appreciation     [_]    [_]      [_]
   Growth and Income        [_]    [_]      [_]
   Money Market             [_]    [_]      [_]

5. To approve the amendment of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (5A. Amendment to Fundamental Restrictions on Concentration of Investments in the Same Industry; 5B. Amendment of Fundamental Restrictions on Borrowing Money and Issuing Senior Securities; 5C. Amendment to Fundamental Restrictions on Underwriting; 5D. Amendment to Fundamental Restrictions on Investments in Real Estate; 5E. Amendment to Fundamental Restrictions on Investment in Commodities or Commodity Issues; 5F. Amendment to Fundamental Restrictions on Lending; 5G. Amendment to Fundamental Restrictions on Diversification)

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth        [_]    [_]      [_]    [_] ____________
   Capital Appreciation     [_]    [_]      [_]    [_] ____________
   Global Asset             [_]    [_]      [_]    [_] ____________
   International            [_]    [_]      [_]    [_] ____________
   Money Market             [_]    [_]      [_]    [_] ____________
   Special Opportunities    [_]    [_]      [_]    [_] ____________

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                [_]    [_]      [_]    [_] ____________
   Equity-Income            [_]    [_]      [_]    [_] ____________
   Growth and Income        [_]    [_]      [_]    [_] ____________
   Managed                  [_]    [_]      [_]    [_] ____________
   Social Awareness         [_]    [_]      [_]    [_] ____________

6. To approve the elimination of certain FUNDAMENTAL INVESTMENT RESTRICTIONS. (6A. Elimination of Fundamental Restrictions on Investments in Other Investment Companies; 6B. Elimination of Fundamental Restrictions on Selling Securities Short; 6C. Elimination of Fundamental Restrictions on Margin Transactions; 6D. Elimination of Fundamental Restrictions on Pledging Fund Assets; 6E. Elimination of Fundamental Restrictions on Illiquid and Restricted Securities; 6F. Elimination of Fundamental Restrictions on Purchase of Put and Call Options; 6G. Elimination of Fundamental Restrictions on Investments in Companies for the Purpose of Acquiring Control)

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Aggressive Growth        [_]    [_]      [_]    [_] ____________
   Capital Appreciation     [_]    [_]      [_]    [_] ____________
   Global Asset             [_]    [_]      [_]    [_] ____________
   International            [_]    [_]      [_]    [_] ____________
   Money Market             [_]    [_]      [_]    [_] ____________
   Special Opportunities    [_]    [_]      [_]    [_] ____________

                            FOR  AGAINST  ABSTAIN   FOR ALL EXCEPT
   Bond Fund                [_]    [_]      [_]    [_] ____________
   Equity-Income            [_]    [_]      [_]    [_] ____________
   Growth and Income        [_]    [_]      [_]    [_] ____________
   Managed                  [_]    [_]      [_]    [_] ____________
   Social Awareness         [_]    [_]      [_]    [_] ____________

7. The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.


 PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION USING THE ENCLOSED
  ENVELOPE. ALL VOTING INSTRUCTION CARDS RECEIVED BY DECEMBER 4, 2002 WILL BE
                                    COUNTED.
            If you have any questions, please contact Lincoln Life at
                                1-860-466-1561.

                             [Form of Internet Site]

 Shareholder Login

 Shareholder:       ALAMO SAMPLE CARD FOR
                    LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.
                    280 OSER AVE
                    HAUPPAUGE, NY 11788
 Account:           1234567890   /   517-XXXX-XXXX-011
 Previous vote:     No Previous Vote Collected

                  Lincoln National Aggressive Growth Fund, Inc.


-------------------------------------------------------------------------------------------------------------------------
    1.01  Elect John B. Borsch, Jr. to the Board of Directors                 [ ] For       [ ] Withhold
-------------------------------------------------------------------------------------------------------------------------
    1.02  Elect Kelly D. Clevenger to the Board of Directors                  [ ] For       [ ] Withhold
-------------------------------------------------------------------------------------------------------------------------
    1.03  Elect Nancy L. Frisby to the Board of Directors                     [ ] For       [ ] Withhold
-------------------------------------------------------------------------------------------------------------------------
    1.04  Elect Barbara S. Kowalczyk to the Board of Directors                [ ] For       [ ] Withhold
-------------------------------------------------------------------------------------------------------------------------
    1.05  Elect Kenneth G. Stella to the Board of Directors                   [ ] For       [ ] Withhold
-------------------------------------------------------------------------------------------------------------------------
       2  To approve a plan of reorganization to change the Fund from a       [ ] For       [ ] Withhold      [ ] Abstain
          Maryland Corporation to a series of a Delaware business trust.
-------------------------------------------------------------------------------------------------------------------------
       3  To approve a proposal to permit the Fund to enter into or           [ ] For       [ ] Withhold      [ ] Abstain
          materially change sub-advisory agreements with sub-advisers without obtaining shareholder approval. (This advisory structure is referred to as a "multi-manager" arrangement.)
-------------------------------------------------------------------------------------------------------------------------
       4  To approve a new investment management agreement between the        [ ]  For      [ ] Withhold      [ ] Abstain
          Funds and their current investment adviser, Delaware Management
          Company, a series of Delaware Management Business Trust.
-------------------------------------------------------------------------------------------------------------------------
      5A  To approve the amendment of the Fund's fundamental Investment       [ ] For       [ ] Withhold      [ ] Abstain
          Restriction concerning Industry Concentration.
-------------------------------------------------------------------------------------------------------------------------
      5B  To approve the amendment of the Fund's fundamental Investment       [ ] For       [ ] Withhold      [ ] Abstain
          Restriction concerning Borrowing Money and Issuing Senior
          Securities.
-------------------------------------------------------------------------------------------------------------------------
      5C  To approve the amendment of the Fund's fundamental Investment       [ ] For       [ ] Withhold      [ ] Abstain
          Restriction concerning Underwriting.
-------------------------------------------------------------------------------------------------------------------------
      5D  To approve the amendment of the Fund's fundamental Investment       [ ] For       [ ] Withhold      [ ] Abstain
          Restriction concerning Investments in Real Estate.
-------------------------------------------------------------------------------------------------------------------------
      5E  To approve the amendment of the Fund's fundamental Investment       [ ] For       [ ] Withhold      [ ] Abstain
          Restriction concerning Investments in Commodities or Commodity
          Issues.
-------------------------------------------------------------------------------------------------------------------------
      5F  To approve the amendment of the Fund's fundamental Investment       [ ] For       [ ] Withhold      [ ] Abstain
          Restriction concerning Lending.
-------------------------------------------------------------------------------------------------------------------------
      5G  To approve the amendment of the Fund's fundamental Investment       [ ] For       [ ] Withhold      [ ] Abstain
          Restriction concerning Diversification.
-------------------------------------------------------------------------------------------------------------------------
      6A  Eliminate the fundamental Investment Restriction on Investing in    [ ] For       [ ] Withhold      [ ] Abstain
          Other Investment Companies.
-------------------------------------------------------------------------------------------------------------------------
      6B  Eliminate the fundamental Investment Restriction on Selling         [ ] For       [ ] Withhold      [ ] Abstain
          Securities Short.
-------------------------------------------------------------------------------------------------------------------------
      6C  Eliminate the fundamental Investment Restriction on Margin          [ ] For       [ ] Withhold      [ ] Abstain
          Transactions.
-------------------------------------------------------------------------------------------------------------------------
      6D  Eliminate the fundamental Investment Restriction on Pledging Fund   [ ] For       [ ] Withhold      [ ] Abstain
          Assets.
-------------------------------------------------------------------------------------------------------------------------
      6E  Eliminate the fundamental Investment Restriction on Illiquid and    [ ] For       [ ] Withhold      [ ] Abstain
          Restricted Securities.
-------------------------------------------------------------------------------------------------------------------------
      6F  Eliminate the fundamental Investment Restriction on Purchase of     [ ] For       [ ] Withhold      [ ] Abstain
          Put and Call Options.
-------------------------------------------------------------------------------------------------------------------------
      6G  Eliminate the fundamental Investment Restriction on Investments     [ ] For       [ ] Withhold      [ ] Abstain
          in Companies for the Purpose of Acquiring Control.
-------------------------------------------------------------------------------------------------------------------------

        The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.



Enter your e-mail address here if you would like an e-mail confirmation of your
vote.          |-------------------------------------|
               |                                     |
               |-------------------------------------|

Answers have been marked according to your last recorded vote.

Please change responses as appropriate before submission. If you have questions regarding any of the proposals, please call (631) 231-7900.

                                   [ ]  Cancel      [ ]  Vote Now

                             [Form of Confirmation]

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit Internet Voting site any time before the Meeting Date on Monday, December 9, 2002 at 9:00 AM (EST) to submit new voting instructions.

This is the summary of your voting instructions delivered to Lincoln Funds. You may print this page for your records.

                  Lincoln National Aggressive Growth Fund, Inc.


----------------------------------------------------------------------------------------------------------
Instructions submitted on [Date] at [Time] AM/PM[ET]
Transaction Code:  XXXXXXXX
                                                                                     Person's Vote
----------------------------------------------------------------------------------------------------------
    1.01  Elect John B. Borsch, Jr. to the Board of Directors
----------------------------------------------------------------------------------------------------------
    1.02  Elect Kelly D. Clevenger to the Board of Directors
----------------------------------------------------------------------------------------------------------
    1.03  Elect Nancy L. Frisby to the Board of Directors
----------------------------------------------------------------------------------------------------------
    1.04  Elect Barbara S. Kowalczyk to the Board of Directors
----------------------------------------------------------------------------------------------------------
    1.05  Elect Kenneth G. Stella to the Board of Directors
----------------------------------------------------------------------------------------------------------
       2  To approve a plan of reorganization to change the Fund from a Maryland Corporation to a series of a Delaware business trust.
----------------------------------------------------------------------------------------------------------
       3  To approve a proposal to permit the Fund to enter into or materially change sub-advisory agreements with sub-advisers without obtaining shareholder approval. (This advisory structure is referred to as a
          "multi-manager" arrangement.)
----------------------------------------------------------------------------------------------------------
       4  To approve a new investment management agreement between the Funds and their current investment adviser, Delaware Management Company, a series of Delaware Management Business Trust.
----------------------------------------------------------------------------------------------------------
      5A  To approve the amendment of the Fund's fundamental Investment
          Restriction concerning Industry Concentration.
----------------------------------------------------------------------------------------------------------
      5B  To approve the amendment of the Fund's fundamental Investment
          Restriction concerning Borrowing Money and Issuing Senior Securities.
----------------------------------------------------------------------------------------------------------
      5C  To approve the amendment of the Fund's fundamental Investment
          Restriction concerning Underwriting.
----------------------------------------------------------------------------------------------------------
      5D  To approve the amendment of the Fund's fundamental Investment
          Restriction concerning Investments in Real Estate.
----------------------------------------------------------------------------------------------------------
      5E  To approve the amendment of the Fund's fundamental Investment
          Restriction concerning Investments in Commodities or Commodity Issues.
----------------------------------------------------------------------------------------------------------
      5F  To approve the amendment of the Fund's fundamental Investment
          Restriction concerning Lending.
----------------------------------------------------------------------------------------------------------
      5G  To approve the amendment of the Fund's fundamental Investment
          Restriction concerning Diversification.
----------------------------------------------------------------------------------------------------------
      6A  Eliminate the fundamental Investment Restriction on Investing in
          Other Investment Companies.
----------------------------------------------------------------------------------------------------------
      6B  Eliminate the fundamental Investment Restriction on Selling
          Securities Short.
----------------------------------------------------------------------------------------------------------
      6C  Eliminate the fundamental Investment Restriction on Margin
          Transactions.
----------------------------------------------------------------------------------------------------------
      6D  Eliminate the fundamental Investment Restriction on Pledging Fund
          Assets.
----------------------------------------------------------------------------------------------------------
      6E  Eliminate the fundamental Investment Restriction on Illiquid and
          Restricted Securities.
----------------------------------------------------------------------------------------------------------
      6F  Eliminate the fundamental Investment Restriction on Purchase of
          Put and Call Options.
----------------------------------------------------------------------------------------------------------
      6G  Eliminate the fundamental Investment Restriction on Investments in
          Companies for the Purpose of Acquiring Control.
----------------------------------------------------------------------------------------------------------
         The Company will vote upon such other business as may properly come before the meeting or any adjournment thereof.
----------------------------------------------------------------------------------------------------------
If you wish to vote another card, please click here.

                              [Form of Legal Page]

                             LINCOLN NATIONAL FUNDS
                            1300 South Clinton Street
                              Fort Wayne, IN 46802

                These instructions are solicited on behalf of The
               Lincoln National Life Insurance Company or Lincoln
                Life & Annuity Company of New York, as applicable
             (hereafter referred to individually as the "Company").

  I hereby instruct the Company to vote, as designated below, all of the shares of the Lincoln National Funds that are attributable to my contract, policy or interest therein, and held in the Company separate account, at the Special
           Meeting of the Stockholders to be held on December 9, 2002, or any adjournment thereof.

            By submitting this electronic vote, I acknowledge receipt
                      of the Notice of the Special Meeting
  of the Stockholders and accompanying Proxy Statement dated October 15, 2002.